   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 2003

                                        REGISTRATION FILE NOS. 33-42133/811-4460
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM N-6               [ ]
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
              POST-EFFECTIVE AMENDMENT NO. 18              [X]

                                     AND/OR

                             REGISTRATION STATEMENT

                   UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]
                               AMENDMENT NO. 10              [X]

                       (CHECK APPROPRIATE BOX OR BOXES.)

                             ---------------------

                  NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1
           (FORMERLY PROVIDENT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT)
                           (EXACT NAME OF REGISTRANT)

                  NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
               (FORMERLY PROVIDENT MUTUAL LIFE INSURANCE COMPANY)
                              (NAME OF DEPOSITOR)

                          1000 CHESTERBROOK BOULEVARD
                                BERWYN, PA 19312
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 452-4000
                             ---------------------

                                                                           COPIES TO:
               KATHERINE DEPERI, ESQ.                                 STEPHEN E. ROTH, ESQ.
    NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA                 SUTHERLAND ASBILL & BRENNAN LLP
             1000 CHESTERBROOK BOULEVARD                         1275 PENNSYLVANIA AVENUE, N.W.
                  BERWYN, PA 19312                                 WASHINGTON, D.C. 20004-2415
       (NAME AND ADDRESS OF AGENT FOR SERVICE)

     It is proposed that this filing will become effective (check appropriate box)

          [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

          [ ] on May 1, 2003 pursuant to paragraph (b) of Rule 485

          [ ] 60 days after filing pursuant to paragraph (a) of Rule 485

          [ ] on May 1, 2003 pursuant to paragraph (a) of Rule 485

                     Title of Securities Being Registered:
   Interests in Flexible Premium Adjustable Variable Life Insurance Policies

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(ART)

                       PROSPECTUS
                       FOR
                       FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE
                       LIFE INSURANCE POLICY
                       ISSUED BY
                       NATIONWIDE
                       LIFE INSURANCE COMPANY OF AMERICA

                       OPTIONSPLUS
                       FORM 15939 5.01

PROSPECTUS

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                  NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
               (FORMERLY PROVIDENT MUTUAL LIFE INSURANCE COMPANY)
         SERVICE CENTER: 300 CONTINENTAL DRIVE, NEWARK, DELAWARE 19713
CORPORATE HEADQUARTERS: 1000 CHESTERBROOK BOULEVARD, BERWYN, PENNSYLVANIA 19312
                           TELEPHONE: (800) 688-5177

This Prospectus describes a flexible premium adjustable variable life insurance policy (the "Policy") offered by Nationwide Life Insurance Company of America ("NLICA"). The Policy has an insurance component and an investment component. The primary purpose of the Policy is to provide insurance coverage for the lifetime of the insured. The Policy gives the policyowner (the "Owner") the right to vary the frequency and amount of premium payments, to choose among investment alternatives with different investment objectives and to increase or decrease the death benefit payable under the Policy.

After certain deductions are made, Net Premiums are allocated to the Nationwide Provident VLI Separate Account 1 (the "Separate Account") or the Guaranteed Account, or both. The Separate Account has thirty-eight subaccounts (the "Subaccounts"). The Zero Coupon Bond Subaccount uses its assets to purchase units of the Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (the "Zero Trust"). The assets of the other thirty-seven subaccounts are used to purchase shares of a designated corresponding investment Portfolio that is part of one of the following mutual fund companies (the "Funds"):


                                            FIDELITY VARIABLE INSURANCE PRODUCTS
                                            (INITIAL CLASS)                             OPPENHEIMER VARIABLE ACCOUNT FUNDS
  THE MARKET STREET FUND                      - Equity-Income Portfolio                   - Capital Appreciation Fund/VA
  - All Pro Broad Equity Portfolio            - Growth Portfolio                          - Global Securities Fund/VA
  - All Pro Large Cap Growth Portfolio        - High Income Portfolio                     - Main Street Growth & Income
  - All Pro Large Cap Value Portfolio         - Overseas Portfolio                       Fund/VA
  - All Pro Small Cap Growth Portfolio        - Asset Manager(SM) Portfolio
  - All Pro Small Cap Value Portfolio         - Contrafund(R)Portfolio
  - International Portfolio                   - Investment Grade Bond Portfolio
  - Equity 500 Index Portfolio
  - Mid Cap Growth Portfolio                                                            STRONG OPPORTUNITY FUND II, INC.
  - Balanced Portfolio                                                                    - Strong Opportunity Fund II
  - Bond Portfolio
  - Money Market Portfolio                  JANUS ASPEN SERIES (SERVICE SHARES)
                                              - Capital Appreciation Portfolio
                                              - Global Technology Portfolio             STRONG VARIABLE
                                              - International Growth Portfolio          INSURANCE FUNDS, INC.
  THE ALGER AMERICAN FUND                                                                 - Strong Mid Cap Growth Fund II
  - Small Capitalization Portfolio
                                            NEUBERGER BERMAN
                                            ADVISERS MANAGEMENT TRUST
  AMERICAN CENTURY(R) VARIABLE PORTFOLIOS,    - Limited Maturity Bond Portfolio         VAN ECK WORLDWIDE INSURANCE TRUST
  INC.                                        - Partners Portfolio                        - Worldwide Bond Portfolio
  - VP International                                                                      - Worldwide Emerging Markets Portfolio
  - VP Ultra(R)                                                                           - Worldwide Hard Assets Portfolio
  - VP Value                                                                              - Worldwide Real Estate Portfolio

  DREYFUS VARIABLE INVESTMENT FUND
  (INITIAL SHARES)
  - Appreciation Portfolio

The Owner bears the entire investment risk for all amounts allocated to the Separate Account; there is no guaranteed minimum value for the Separate Account.

The accompanying prospectuses for the funds and for the Zero Trust describe the investment objectives and the attendant risks of the Portfolios and the Trust. The Policy Account Value will reflect monthly deductions and certain other fees and charges. Also, a surrender charge may be imposed if, during the first 10 policy years or within 10 years after a Face Amount increase, the Policy lapses or if the Owner decreases the Face Amount. Generally, during the first two policy years, the Policy will remain in force as long as the Minimum Guarantee Premium is paid or there is sufficient value in the Policy to pay certain monthly charges imposed under the Policy. After the second Policy Year, the Policy will only remain in force if there is sufficient value to pay the monthly deductions and other charges under the Policy.

The Owner should consider the Policy in conjunction with other insurance he or she owns. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.

This Prospectus must be accompanied or preceded by current prospectuses for the funds. Please read this Prospectus carefully and retain it for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF ANY BANK, AND NO BANK ENDORSES OR GUARANTEES THE POLICY OR POLICY VALUES. NEITHER THE FEDERAL DEPOSIT INSURANCE CORPORATION NOR ANY FEDERAL AGENCY INSURES OR GUARANTEES POLICY VALUES OR AN OWNER'S INVESTMENT IN THE POLICY.
                                  May 1, 2003

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
POLICY BENEFITS/RISKS SUMMARY...............................    1
POLICY BENEFITS.............................................    1
     The Death Benefit......................................    1
     Transfers..............................................    2
     Free-Look..............................................    2
     Loan Privilege.........................................    2
     Partial Withdrawal of Net Cash Surrender Value.........    3
     Surrender of the Policy................................    3
     Accelerated Death Benefit..............................    3
     Long-Term Care Benefit.................................    3
     Personalized Illustrations.............................    3
  Policy Risks..............................................    3
     Investment Risk........................................    3
     Risk of Lapse..........................................    4
     Tax Risks..............................................    4
     Withdrawal and Surrender Risks.........................    4
     Loan Risks.............................................    5
PORTFOLIO RISKS.............................................    5
FEE TABLE...................................................    6
THE POLICY..................................................   16
THE COMPANY, SEPARATE ACCOUNT AND FUNDS.....................   17
  Nationwide Life Insurance Company of America..............   17
  The Separate Account......................................   17
  The Funds.................................................   17
  The Stripped ("Zero") U.S. Treasury Securities Fund,
     Provident Mutual Series A..............................   21
  Additional Information About the Funds and Portfolios.....   21
  Addition, Deletion, or Substitution of Investments........   22
DETAILED DESCRIPTION OF POLICY PROVISIONS...................   23
  Death Benefit.............................................   23
  Ability to Adjust Face Amount.............................   25
  Insurance Protection......................................   26
  Payment and Allocation of Premiums........................   27
  Policy Account Value......................................   29
  Policy Duration...........................................   29
  Transfers of Policy Account Value.........................   30
  Free-Look Privileges......................................   31
  Loan Privileges...........................................   31
  Surrender Privilege.......................................   32
  Partial Withdrawal Privilege..............................   33
  Accelerated Death Benefit.................................   34
  Long-Term Care Benefit....................................   34
CHARGES AND DEDUCTIONS......................................   35
  Premium Expense Charge....................................   35
  Surrender Charges.........................................   36
  Monthly Deductions........................................   37
  Face Amount Increase Charge...............................   39
  Partial Withdrawal Charge.................................   39
  Transfer Charge...........................................   39
  Mortality and Expense Risk Charge.........................   39
  Loan Interest Charge......................................   40

                                                              PAGE
                                                              ----
  Other Charges.............................................   40
THE GUARANTEED ACCOUNT......................................   40
  Minimum Guaranteed and Current Interest Rates.............   40
  Transfers from Guaranteed Account.........................   41
OWNERSHIP AND BENEFICIARY RIGHTS............................   41
MODIFYING THE POLICY........................................   42
TELEPHONE, FAX, AND E-MAIL REQUESTS.........................   42
SPLIT DOLLAR ARRANGEMENTS...................................   42
DIVIDENDS...................................................   43
SUPPLEMENTARY BENEFITS......................................   43
FEDERAL INCOME TAX CONSIDERATIONS...........................   44
  Introduction..............................................   44
  Tax Status of the Policy..................................   44
  Tax Treatment of Policy Benefits..........................   45
  Special Rules for Pension and Profit-Sharing Plans........   46
  Special Rules for 403(b) Arrangements.....................   47
  Foreign Tax Credits.......................................   47
  Business Uses of the Policy...............................   47
  Tax Shelter Regulations...................................   47
  Withholding...............................................   47
  Other Tax Considerations..................................   47
  Possible Tax Law Changes..................................   48
  Alternative Minimum Tax...................................   48
  NLICA's Taxes.............................................   48
VOTING RIGHTS...............................................   48
DISTRIBUTION OF POLICIES....................................   49
STATE VARIATIONS............................................   50
LEGAL PROCEEDINGS...........................................   50
FINANCIAL STATEMENTS........................................   50
DEFINITIONS.................................................   51
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......   54

                         POLICY BENEFITS/RISKS SUMMARY

The Policy is a flexible premium adjustable variable life insurance policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest NLICA credits to the Guaranteed Account, the premiums the Owner pays, the Policy fees and charges NLICA deducts, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). NLICA DOES NOT GUARANTEE ANY MINIMUM POLICY ACCOUNT VALUE. THE OWNER COULD LOSE SOME OR ALL OF HIS OR HER MONEY.

This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE DEFINITIONS AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                POLICY BENEFITS

THE DEATH BENEFIT

As long as the Policy remains in force, NLICA will pay the Insurance Proceeds to the Beneficiary upon receipt of due proof of the death of the Insured. The Insurance Proceeds will consist of the Policy's Death Benefit, plus any additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions.

There are two Death Benefit Options available. Death Benefit Option A provides Death Benefit equal to the greater of (a) the Face Amount and (b) the specified percentage of the Policy Account Value. Death Benefit Option B provides a Death Benefit equal to the greater of (a) the Face Amount plus the Policy Account Value and (b) the specified percentage of the Policy Account Value. (See "Death Benefit".) The Owner chooses at the time of application one of the two Death Benefit Options. NLICA will not issue the Policy until the Owner has elected a Death Benefit Option.

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT

After the second Policy Year, the Owner has significant flexibility to adjust the Death Benefit by changing the Death Benefit Option or by increasing or decreasing the Face Amount of the Policy. (See "Death Benefit" and "Ability to Adjust Face Amount".) The minimum amount of a requested increase in Face Amount is $25,000 (or such lesser amount required in a particular state) and any requested increase may require Evidence of Insurability. Any decrease in Face Amount must be for at least $25,000 (or such lesser amount required in a particular state) and cannot result in a Face Amount less than the Minimum Face Amount available. NLICA reserves the right to establish different Minimum Face Amounts for Policies issued in the future.

Any change in Death Benefit Options or in the Face Amount may affect the charges under the Policy. Any increase in the Face Amount will result in an increase in the Monthly Deductions and any increase in Face Amount will also increase the surrender charges which are imposed upon lapse or surrender of the Policy or the pro-rata surrender charges imposed upon a decrease in Face Amount within the relevant ten-year period. For any decrease in Face Amount, that part of the surrender charges attributable to the decrease will reduce the Policy Account Value, and the surrender charges will be reduced by this amount. A decrease in Face Amount may also affect cost of insurance charges. (See "Monthly Deductions".) A change in Death Benefit Option or Face Amount may have tax consequences.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code of 1986 (the "Code") for life insurance, NLICA will not effect the decrease.

The Separate Account consists of twenty-eight Subaccounts. The assets of twenty-seven Subaccounts are used to purchase shares of a designated corresponding investment portfolio (each, a "Portfolio") that is part of one of the following funds: The Market Street Fund; The Alger American Fund; Neuberger

Berman Advisers Management Trust; Strong Opportunity Fund II, Inc.; Strong Variable Insurance Funds, Inc.; Van Eck Worldwide Insurance Trust; Variable Insurance Products Fund; and Variable Insurance Products Fund II (the "Funds", each, a "Fund"). The Zero Coupon Bond Subaccount invests in units of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A. There is no assurance that the investment objectives of a particular Portfolio will be met.

Where state law requires a return of premiums paid when a Policy is returned under the Free-Look provision any portion of any Net Premiums received before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date NLICA receives the Minimum Initial Premium, which are to be allocated to the Separate Account will be allocated to the Money Market Subaccount. At the end of the 15-day period, Policy Account Value in the Money Market Subaccount is allocated to the Subaccounts as indicated in the application. (See "Payment and Allocation of Premiums".)

TRANSFERS

The Owner may make transfers of the amounts in the Subaccounts and Guaranteed Account. Transfers between and among the Subaccounts or into the Guaranteed Account are made as of the date NLICA receives the request. NLICA requires a minimum amount for each such transfer, usually $1,000. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited in amount. If the Owner makes more than 12 transfers in a Policy Year, a Transfer Charge of $25 will be deducted from the amount being transferred. (See "Transfers of Policy Account Value".)

FREE-LOOK

The Policy provides for an initial Free-Look period. The Owner may cancel the Policy before the later of: (a) 45 days after Part I of the Application for the Policy is signed, (b) 10 days after the Owner receives the Policy and (c) 10 days after NLICA mails or personally delivers a Notice of Withdrawal Right to the Owner. Upon returning the Policy to NLICA or to an agent of NLICA within such time with a written request for cancellation, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date NLICA receives the returned Policy; (ii) the amount deducted for premium taxes; (iii) any Monthly Deductions charged against the Policy Account Value; and (iv) an amount reflecting other charges directly or indirectly deducted under the Policy. Where state law requires, the refund will instead equal the premiums paid. (See "Free-Look Privileges".)

A Free-Look privilege also applies after a requested increase in Face Amount. (See "Free-Look For Increase in Face Amount".)

LOAN PRIVILEGE

The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value. Policy loans will bear interest at a fixed rate of 6% per year, payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance, beginning 23 days after the Policy Anniversary. Policy loans may be repaid at any time and in any amount prior to the Final Policy Date. NLICA transfers Policy Account Value in an amount equal to the loan (adjusted by the earned interest rate and charged interest rate to the next Policy Anniversary) to the Loan Account where it becomes collateral for the loan. The transfer is made pro-rata from each Subaccount and the Guaranteed Account unless the Owner specifies otherwise. This collateral in the Loan Account earns interest at an effective annual rate of at least 4%. (See "Loan Privileges" below.)

Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause a Policy to lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits".)

PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE

After the first Policy Year, the Owner may, subject to certain restrictions, withdraw part of Net Cash Surrender Value. The minimum amount for such withdrawal is $1,500. An expense charge of $25 will be deducted from the Policy Account Value for each withdrawal. The withdrawal amount and expense charge is allocated to the Subaccounts and the Guaranteed Account based on the proportion that the value in each account bears to the total unloaned Policy Account Value unless the Owner specifies otherwise. If Death Benefit Option A is in effect, NLICA will reduce the Face Amount by the amount of the withdrawal. (See "Partial Withdrawal Privilege".) A withdrawal may have tax consequences.

SURRENDER OF THE POLICY

The Owner may at any time surrender the Policy and receive the entire Net Cash Surrender Value. (See "Surrender Privilege".) A surrender may have tax consequences.

ACCELERATED DEATH BENEFIT

Under the Accelerated Death Benefit Rider, an Owner may receive, at his or her request and upon approval by NLICA, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness or, for Owners who elected the ADB rider prior to November 13, 2001 (or such other date pursuant to state availability) is permanently confined to a Nursing Care Facility. NLICA will deduct an administrative charge from the accelerated death benefit at the time it is paid. (See "Accelerated Death Benefit" below.) The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. The Owner should consult a tax adviser before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.

LONG-TERM CARE BENEFIT

Under the Long-Term Care Benefit riders, the Owner may receive periodic payments of a portion of the death benefit and waiver of Monthly Deductions if the Insured becomes "chronically ill." NLICA imposes a monthly charge if the Owner elects any of these riders. (See "Long-Term Care Benefit" below.) There may be Federal income tax consequences associated with the Long-Term Care Benefit Riders. The Owner should consult a tax adviser before adding the Long-Term Care Benefit Riders to the Policy.

PERSONALIZED ILLUSTRATIONS

Owners will receive personalized illustrations that reflect their own particular circumstances. These illustrations may help Owners to understand the long-term effects of different levels of investment performance and the charges and deductions under the Policy. They also may help Owners compare the Policy to other life insurance policies. These illustrations also show the value of premiums accumulated with interest and demonstrate that the Policy Account Value may be low (compared to the premiums paid plus accumulated interest) if an Owner surrenders the Policy in the early Policy Years. Therefore, an Owner should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Policy Account Value.

                                  POLICY RISKS

INVESTMENT RISK

If the Owner invests his or her Policy Account Value in one or more Subaccounts, then he or she will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, NLICA deducts Policy fees and charges from the Policy Account Value, which can significantly reduce the Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on the Policy Account Value. The Owner COULD lose everything he or she invests and the Policy could lapse without value, unless he or she pays additional premiums.

RISK OF LAPSE

If the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and other charges under the Policy, the Policy may enter a 61-day Grace Period. NLICA will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes a sufficient payment during the Grace Period. The Policy generally will not lapse: (1) during the first two Policy Years if the Minimum Guarantee Premium has been paid; or (2) if the Owner pays sufficient premium before the end of the Grace Period.

TAX RISKS

NLICA anticipates that a Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if the Owner of the Policy pays the full amount of premiums permitted under the Policy. An Owner of a Policy may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the definition of a life insurance contract. Any Owner contemplating the adoption of such limitations should consult a tax adviser. In addition, if the Owner elects the Accelerated Death Benefit rider or a Long-Term Care Benefit rider, the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear. The Owner should consult a tax adviser about these consequences.

Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, a Policyowner should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. Federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply. (See "Tax Status of the Policy".)

Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the Policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion of Modified Endowment Contracts, See "Tax Treatment of Policy Benefits".)

If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans generally will not be treated as distributions, although there is some uncertainty with regard to the tax treatment of Policy loans outstanding after the later of the 10(th) Policy Anniversary or Attained Age 60. Finally, neither distributions nor loans from a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts".)

WITHDRAWAL AND SURRENDER RISKS

The Surrender Charge under the Policy applies for 10 Policy Years after the Policy Date. It is possible that the Owner will receive no Net Cash Surrender Value if the Policy is surrendered in the first few Policy Years. A prospective Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. A prospective Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Account Value in the near future. NLICA designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT. Partial withdrawals are not permitted during the first Policy Year. A surrender or partial withdrawal may have tax consequences.

LOAN RISKS

A Policy loan, whether or not repaid, will affect Policy Account Value over time because NLICA subtracts the amount of the loan from the Subaccounts and/or the Guaranteed Account as collateral and holds it in the Loan Account. This loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate credited to the Guaranteed Account. NLICA reduces the amount it pays on the Insured's death by the amount of any outstanding Policy loans and accrued interest. The Policy may lapse (terminate without value) if any outstanding Policy loans and accrued interest reduce the Net Cash Surrender Value to zero.

A loan may have tax consequences. In addition, if a Policy which is not a Modified Endowment Contract is surrendered or lapses while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount received and taxed accordingly.

                                PORTFOLIO RISKS

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, surrenders the Policy, takes a Policy loan, or transfers Policy Account Value among the Subaccounts and the Guaranteed Account.

----------------------------------------------------------------------------------------------
                                       TRANSACTION FEES
----------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
                            WHEN CHARGE IS      ----------------------------------------------
        CHARGE                 DEDUCTED           GUARANTEED CHARGE         CURRENT CHARGE
----------------------------------------------------------------------------------------------
 MAXIMUM CHARGE
 IMPOSED ON PREMIUMS
 (PREMIUM EXPENSE
 CHARGE):
  Premium Tax            Upon receipt of each    0-4% of each premium    0-4% of each premium
  Charge(1)                premium payment      payment, depending on   payment, depending on
                                                  Insured's state of      Insured's state of
                                                      residence               residence
----------------------------------------------------------------------------------------------
  Percent of Premium     Upon receipt of each   3% of premium payments     1.5% of premium
  Sales Charge             premium payment                                     payments
----------------------------------------------------------------------------------------------
 MAXIMUM DEFERRED
 SURRENDER CHARGE:
  Deferred Sales        Upon surrender, lapse,  The lesser of: (1) 27%  The lesser of: (1) 27%
  Charge(2)              or decrease in Face       of all premiums         of all premiums
                          Amount during the      received during the     received during the
                        first 10 Policy Years    first Policy Year up    first Policy Year up
                                                to the Target Premium   to the Target Premium
                                                 plus 6% of all other    plus 6% of all other
                                                 premiums paid to the    premiums paid to the
                                                 date of surrender or    date of surrender or
                                                 lapse; or (2) 50% of    lapse; or (2) 50% of
                                                the Target Premium for  the Target Premium for
                                                   the Initial Face        the Initial Face
                                                        Amount                  Amount

----------------------------------------------------------------------------------------------
  Deferred              Upon surrender, lapse,    $3.00 per $1000 of      $3.00 per $1000 of
  Administrative         or decrease in Face         Face Amount             Face Amount
  Charge(3)               Amount during the
                        first 10 Policy Years

----------------------------------------------------------------------------------------------

---------------

 (1) NLICA does not deduct a premium tax charge in jurisdictions that impose no premium tax.
     Kentucky imposes an additional city premium tax that applies only to first year premium.
     This tax varies by municipality and is no greater than 12%.

 (2) The Deferred Sales Charge may increase if additional premiums are made after Policy Year
     1, as the charge for each Policy Year after the first Policy Year (until Policy Year 11)
     equals the prior Policy Year's charge plus 6% of all other premiums paid to the date of surrender or lapse (if greater than the specified percentage of Target Premium for the
     Initial Face Amount). The Deferred Sales Charge is 0% after the 10th Policy Year. The
     Deferred Sales Charge is reduced by any Deferred Sales Charges previously paid at the time of any prior decrease in Face Amount. Upon a decrease in Face Amount, NLICA deducts a portion of this charge.

 (3) The Deferred Administrative Charge decreases each Policy Year to $0 after the 10th Policy
     Year. The charge varies by Issue Age, and is lower for Issue Ages under 35. Upon a decrease in Face Amount, NLICA deducts a portion of this charge.

----------------------------------------------------------------------------------------------
                                       TRANSACTION FEES
----------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
                            WHEN CHARGE IS      ----------------------------------------------
        CHARGE                 DEDUCTED           GUARANTEED CHARGE         CURRENT CHARGE
----------------------------------------------------------------------------------------------
 MAXIMUM DEFERRED       Upon surrender, lapse,  The lesser of: (1) 27%  The lesser of: (1) 27%
 ADDITIONAL SURRENDER    or decrease in Face       of all premiums         of all premiums
 CHARGE (ADDITIONAL       Amount during the        received for the        received for the
 DEFERRED SALES             first 10 years        increase up to the      increase up to the
 CHARGE)(4)             following an increase    first Target Premium    first Target Premium
                            in Face Amount        for that increase       for that increase
                                                 during the first 12     during the first 12
                                                 Policy months after     Policy months after
                                                 the increase plus 6%    the increase plus 6%
                                                of all other premiums   of all other premiums
                                                 paid to the date of     paid to the date of
                                                surrender or lapse; or  surrender or lapse; or
                                                (2) 50% of the Target   (2) 50% of the Target
                                                   Premium for each        Premium for each
                                                     increase in             increase in
                                                     Face Amount             Face Amount

----------------------------------------------------------------------------------------------
 FACE AMOUNT INCREASE   Upon increase in Face     $50 plus $3.00 per      $50 plus $1.00 per
 CHARGE                         Amount          $1,000 of Face Amount   $1,000 of Face Amount
                                                       increase                increase

----------------------------------------------------------------------------------------------
 OTHER WITHDRAWAL/           Upon partial         $25 per withdrawal      $25 per withdrawal
 SURRENDER FEES               withdrawal

----------------------------------------------------------------------------------------------
 TRANSFER FEES(5)           Upon transfer          $25 per transfer        $25 per transfer

----------------------------------------------------------------------------------------------
 LOAN INTEREST          On Policy Anniversary    Annual rate of 6.00%    Annual rate of 6.00%
 CHARGE(6)                  or earlier, as        of the loan amount      of the loan amount
                            applicable(7)

----------------------------------------------------------------------------------------------

---------------

 (4) The Additional Deferred Sales Charge may increase if additional premiums are made more than one year following the increase, as the charge for each year following the increase
     (until Policy Year 11) equals the prior year's charge plus 6% of all other premiums paid to the date of surrender or lapse (if greater than the specified percentage of Target
     Premium for each increase in Face Amount). The Additional Deferred Sales Charge is 0%
     after the 10th Policy Year. The Additional Deferred Sales Charge is reduced by any
     Additional Deferred Sales Charges previously paid at the time of any prior decrease in
     Face Amount. Upon a decrease in Face Amount, NLICA deducts a portion of this charge.

 (5) NLICA does not assess a transfer charge for the first 12 transfers each Policy Year.

 (6) The maximum guaranteed net cost of loans is 2.00% annually (e.g., the difference between the amount of interest NLICA charges for a loan (6.00% annually) and the amount of interest NLICA credits to the Loan Account (guaranteed not be lower than 4.00%
     annually)). After offsetting the 4.50% NLICA currently credits to the Loan Account during the first 10 Policy Years or until Attained Age 60, whichever is earlier, the net cost of loans is 1.50% (annually), and after offsetting the 5.75% interest NLICA currently credits to the Loan Account after the 10th Policy Anniversary or Attained Age 60, whichever is later, the net cost of loans is 0.25% (annually).

 (7) While a Policy loan is outstanding, loan interest is payable in arrears on each Policy
     Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured's death.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

----------------------------------------------------------------------------------------------
                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
                            WHEN CHARGE IS      ----------------------------------------------
        CHARGE                 DEDUCTED           GUARANTEED CHARGE         CURRENT CHARGE
----------------------------------------------------------------------------------------------
 COST OF INSURANCE:(8)

   Minimum and Maximum    On Policy Date and     $0.06 - $420.82 per     $0.04 - $113.16 per
   Charge                 monthly on Policy      $1,000 of Net Amount    $1,000 of Net Amount
                            Processing Day        at Risk per month       at Risk per month
                                                                         during Policy Years
                                                                                1 - 10
                                                                         $0.03 - $113.16 per
                                                                         $1,000 of Net Amount
                                                                          at Risk per month
                                                                         during Policy Years
                                                                                 11+

----------------------------------------------------------------------------------------------
   Charge for a male      On Policy Date and     $0.52 per $1,000 of     $0.26 per $1,000 of
   Insured, Attained      monthly on Policy     Net Amount at Risk per  Net Amount at Risk per
   Age 45, in the           Processing Day              month                   month
   nonsmoker Premium
   Class and within
   the first 10 Policy
   Years

----------------------------------------------------------------------------------------------
 INITIAL                  On Policy Date and            $17.50                  $17.50
 ADMINISTRATIVE           monthly on Policy
 CHARGE(9)                  Processing Day

----------------------------------------------------------------------------------------------
 MONTHLY                  On Policy Date and             $12                    $7.50
 ADMINISTRATIVE CHARGE    monthly on Policy
                            Processing Day

----------------------------------------------------------------------------------------------
 MORTALITY AND EXPENSE          Daily            Annual rate of 0.90%    Annual rate of 0.65%
 RISK CHARGE                                     of the average daily    of the average daily
                                                  net assets of each      net assets of each
                                                 Subaccount the Owner    Subaccount the Owner
                                                    is invested in          is invested in

----------------------------------------------------------------------------------------------
 ASSET CHARGE AGAINST           Daily            Annual rate of 0.50%    Annual rate of 0.25%
 THE ZERO COUPON BOND                            of the average daily    of the average daily
 SUBACCOUNT (10)                                net assets of the Zero  net assets of the Zero
                                                Coupon Bond Subaccount  Coupon Bond Subaccount

----------------------------------------------------------------------------------------------

---------------

 (8) Cost of Insurance Charges vary based on the Insured's Attained Age, sex, Premium Class,
     Policy Year, and Net Amount at Risk. The Cost of Insurance Charges shown in the table may not be typical of the charges the Owner will pay. The Policy's specifications page will indicate the guaranteed Cost of Insurance Charge applicable to the Policy, and more detailed information concerning the Owner's Cost of Insurance Charges is available on request from the Service Center. Also, before the Owner purchases the Policy, NLICA will provide the Owner with personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the Death Benefit Option, Face
     Amount, Planned Periodic Premiums, and riders requested.

 (9) NLICA only deducts the Initial Administrative Charge on the first 12 Policy Processing
     Days.

(10) NLICA will not impose this charge if an Owner is not invested in the Zero Coupon Bond
     Subaccount.

----------------------------------------------------------------------------------------------
                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
                            WHEN CHARGE IS      ----------------------------------------------
        CHARGE                 DEDUCTED           GUARANTEED CHARGE         CURRENT CHARGE
----------------------------------------------------------------------------------------------
 OPTIONAL CHARGES:(11)
  Accelerated Death        At the time the               $250                    $100
  Benefit Rider           accelerated death
                           benefit is paid
----------------------------------------------------------------------------------------------
  Change of Insured              N/A                     None                    None
  Rider
----------------------------------------------------------------------------------------------
  Children's Term        On rider policy date    $0.52 per $1,000 of     $0.52 per $1,000 of
  Insurance Rider       and monthly on Policy   rider coverage amount   rider coverage amount
                            Processing Day            per month               per month
----------------------------------------------------------------------------------------------
  Disability Waiver      On rider policy date     $0.01 - $1.76 per       $0.01 - $1.76 per
  Benefit Rider:        and monthly on Policy    $1,000 Net Amount at    $1,000 Net Amount at
                            Processing Day          Risk per month          Risk per month
  Minimum and Maximum
  Charge
----------------------------------------------------------------------------------------------
   Charge for an         On rider policy date    $0.01 per $1,000 Net    $0.01 per $1,000 Net
   Insured, Attained    and monthly on Policy     Amount at Risk per      Amount at Risk per
   Age 42                   Processing Day              month                   month
----------------------------------------------------------------------------------------------
  Disability Waiver of   On rider policy date     2% - 23.2% of the       2% - 23.2% of the
  Premium Benefit       and monthly on Policy   monthly benefit amount  monthly benefit amount
  Rider:                    Processing Day            per month               per month
   Minimum and Maximum
   Charge
----------------------------------------------------------------------------------------------
   Charge for an         On rider policy date    3.1% of the monthly     3.1% of the monthly
   Insured, Issue Age   and monthly on Policy     benefit amount per      benefit amount per
   37                       Processing Day              month                   month
----------------------------------------------------------------------------------------------
  Final Policy Date              N/A                     None                    None
  Extension Rider
----------------------------------------------------------------------------------------------

---------------

(11) Charges for the Disability Waiver Benefit Rider, Disability Waiver of Premium Benefit
     Rider, Long- Term Care Benefit Riders, and Other Insured Convertible Term Life Insurance
     Rider may vary based on the Insured's Issue or Attained Age, sex, Premium Class, Policy
     Year, Face Amount, and Net Amount at Risk. Charges based on Attained Age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges the Owner will pay. The Policy's specifications page will indicate the rider charges applicable to the Policy, and more detailed information concerning these rider charges is available on request from the Service Center. Also, before the Owner purchases the
     Policy, NLICA will provide personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the Death Benefit Option, Face
     Amount, Planned Periodic Premiums, and riders requested.

----------------------------------------------------------------------------------------------
                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
                            WHEN CHARGE IS      ----------------------------------------------
        CHARGE                 DEDUCTED           GUARANTEED CHARGE         CURRENT CHARGE
----------------------------------------------------------------------------------------------
 Long-Term Care
 Benefit Riders:
----------------------------------------------------------------------------------------------
  1. Long-Term Care      On rider policy date    No maximum amount is   $0.02(13) - $3.24(14)
     Acceleration       and monthly on Policy         guaranteed          per $1,000 of Net
     Benefit Rider(12)      Processing Day                                Amount at Risk per
                                                                                month
      Minimum and
      Maximum Charge
----------------------------------------------------------------------------------------------
       Charge for a      On rider policy date    No maximum amount is    $0.20 per $1,000 of
       male Insured,    and monthly on Policy         guaranteed        Net Amount at Risk per
       Attained Age 55      Processing Day                                      month
       with a 4%
       Acceleration
       Benefit Rider
----------------------------------------------------------------------------------------------
  2. Long-Term Care      On rider policy date    No maximum amount is     $0.01 - $3.47 per
     Waiver Benefit     and monthly on Policy         guaranteed         $1,000 of Net Amount
     Rider(15)              Processing Day                                at Risk per month
      Minimum and
      Maximum Charge
----------------------------------------------------------------------------------------------
       Charge for a      On rider policy date    No maximum amount is    $0.01 per $1,000 of
       male Insured,    and monthly on Policy         guaranteed        Net Amount at Risk per
       Attained Age 55      Processing Day                                      month
----------------------------------------------------------------------------------------------

---------------

(12) NLICA may increase the rates for the Long-Term Care Acceleration Benefit Rider charge on a class basis. NLICA waives this rider's charge during the time NLICA pays benefits under the rider.

(13) Based on the selection of the 2% Long-Term Care Acceleration Benefit Rider.

(14) Based on the selection of the 4% Long-Term Care Acceleration Benefit Rider.

(15) NLICA may increase the rates for the Long-Term Care Waiver Benefit Rider charge on a class basis.

----------------------------------------------------------------------------------------------
                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
                            WHEN CHARGE IS      ----------------------------------------------
        CHARGE                 DEDUCTED           GUARANTEED CHARGE         CURRENT CHARGE
----------------------------------------------------------------------------------------------
  3. Long-Term Care      On rider policy date    No maximum amount is   $0.01(17) - $8.72(18)per
     Extended           and monthly on Policy         guaranteed           $1,000 of rider
     Insurance Benefit      Processing Day                               coverage amount per
     Rider(16)                                                                  month
      Minimum and
      Maximum Charge
----------------------------------------------------------------------------------------------
       Charge for a      On rider policy date    No maximum amount is    $0.19 per $1,000 of
       male Insured,    and monthly on Policy         guaranteed        rider coverage amount
       Issue Age 55         Processing Day                                    per month
       with a 4%
       Extended
       Insurance
       Benefit Rider,
       assuming no
       inflation or
       nonforfeiture
       protection (as
       described in
       the rider), and
       assuming
       lifetime
       payments
----------------------------------------------------------------------------------------------
 Other Insured           On rider policy date    $0.09 - $420.82 per     $0.06 - $113.17 per
 Convertible Term Life  and monthly on Policy      $1,000 of rider         $1,000 of rider
 Insurance Rider            Processing Day       coverage amount per     coverage amount per
      Minimum and                                       month                   month
      Maximum Charge
----------------------------------------------------------------------------------------------
       Charge for a      On rider policy date    $0.20 per $1,000 of     $0.14 per $1,000 of
       female Insured,  and monthly on Policy   rider coverage amount   rider coverage amount
       Attained Age         Processing Day            per month               per month
       42, in the
       nonsmoker
       Premium Class
----------------------------------------------------------------------------------------------

---------------

(16) NLICA may increase the rates for the Long-Term Care Extended Insurance Benefit Rider
     charge on a class basis. NLICA waives this rider's charge during the time NLICA pays benefits under the rider.

(17) Based on the selection of the 2% Long-Term Care Extended Insurance Benefit Rider, without inflation or nonforfeiture protection (as described in the Rider), and with a fixed extension period.

(18) Based on the selection of the 4% Long-Term Care Extended Insurance Benefit Rider, with inflation and nonforfeiture protection (as described in the Rider), and with a lifetime extension period.

The following tables describe the Portfolio fees and expenses that an Owner will pay periodically during the time that he or she owns the Policy. The fees and expenses are for the fiscal year ended December 31, 2002. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

The following table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by any of the Portfolios for the fiscal year ended December 31, 2002.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets):

---------------------------------------------------------------------------------------
                                                              MINIMUM           MAXIMUM
---------------------------------------------------------------------------------------
 TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
 (expenses that are deducted from Portfolio assets,
 including management fees, distribution and/or service
 (12b-1) fees, and other expenses)                              [  ]%     --     [  ]%
---------------------------------------------------------------------------------------
 TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES AFTER CONTRACTUAL
 WAIVERS AND REIMBURSEMENTS(19)(expenses that are deducted
 from Portfolio assets, including management fees,
 distribution and/or service (12b-1) fees, and other
 expenses)                                                      [  ]%     --     [  ]%
---------------------------------------------------------------------------------------

---------------

(19) [DESCRIBE CONTRACTUAL WAIVERS AND REIMBURSEMENTS.]

The following table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2002.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets):

---------------------------------------------------------------------------------------------------
                                                                                         NET
                                                                        GROSS           TOTAL
                                                                        TOTAL          ANNUAL
                                       MANAGEMENT   12B-1    OTHER      ANNUAL        EXPENSES
PORTFOLIO                                 FEES      FEES    EXPENSES   EXPENSES   (CONTRACTUAL)(20)
---------------------------------------------------------------------------------------------------
 MARKET STREET FUND(21)
---------------------------------------------------------------------------------------------------
  All Pro Large Cap Growth Portfolio
---------------------------------------------------------------------------------------------------
  All Pro Large Cap Value Portfolio
---------------------------------------------------------------------------------------------------
  All Pro Small Cap Growth Portfolio
---------------------------------------------------------------------------------------------------
  All Pro Small Cap Value Portfolio
---------------------------------------------------------------------------------------------------
  All Pro Broad Equity Portfolio
---------------------------------------------------------------------------------------------------
  Mid Cap Growth Portfolio
---------------------------------------------------------------------------------------------------
  Bond Portfolio
---------------------------------------------------------------------------------------------------
  Balanced Portfolio
---------------------------------------------------------------------------------------------------
  Money Market Portfolio
---------------------------------------------------------------------------------------------------
  Equity 500 Index Portfolio
---------------------------------------------------------------------------------------------------
  International Portfolio
---------------------------------------------------------------------------------------------------
 THE ALGER AMERICAN FUND
---------------------------------------------------------------------------------------------------
  Small Capitalization Portfolio
---------------------------------------------------------------------------------------------------
 AMERICAN CENTURY(R) VARIABLE
  PORTFOLIOS, INC.
---------------------------------------------------------------------------------------------------
  VP International
---------------------------------------------------------------------------------------------------
  VP Ultra(R)
---------------------------------------------------------------------------------------------------
  VP Value
---------------------------------------------------------------------------------------------------
 DREYFUS VARIABLE INVESTMENT FUND
  (INITIAL SHARES)
---------------------------------------------------------------------------------------------------
  Appreciation Portfolio
---------------------------------------------------------------------------------------------------
 FIDELITY VARIABLE INSURANCE PRODUCTS
  (INITIAL CLASS)(22)
---------------------------------------------------------------------------------------------------
  Equity-Income Portfolio
---------------------------------------------------------------------------------------------------
  Growth Portfolio
---------------------------------------------------------------------------------------------------
  High Income Portfolio
---------------------------------------------------------------------------------------------------
  Overseas Portfolio
---------------------------------------------------------------------------------------------------
  Asset Manager(SM) Portfolio
---------------------------------------------------------------------------------------------------
  Contrafund(R) Portfolio
---------------------------------------------------------------------------------------------------
  Investment Grade Bond Portfolio
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                         NET
                                                                        GROSS           TOTAL
                                                                        TOTAL          ANNUAL
                                       MANAGEMENT   12B-1    OTHER      ANNUAL        EXPENSES
PORTFOLIO                                 FEES      FEES    EXPENSES   EXPENSES   (CONTRACTUAL)(20)
---------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES (SERVICE SHARES)
---------------------------------------------------------------------------------------------------
  Capital Appreciation Portfolio
---------------------------------------------------------------------------------------------------
  International Growth Portfolio
---------------------------------------------------------------------------------------------------
  Global Technology Portfolio
---------------------------------------------------------------------------------------------------
 NEUBERGER BERMAN ADVISERS MANAGEMENT
  TRUST
---------------------------------------------------------------------------------------------------
  Limited Maturity Bond Portfolio
---------------------------------------------------------------------------------------------------
  Partners Portfolio
---------------------------------------------------------------------------------------------------
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
---------------------------------------------------------------------------------------------------
  Capital Appreciation Fund/VA
---------------------------------------------------------------------------------------------------
  Global Securities Fund/VA
---------------------------------------------------------------------------------------------------
  Main Street Growth & Income Fund/VA
---------------------------------------------------------------------------------------------------
 STRONG OPPORTUNITY FUND II, INC.
---------------------------------------------------------------------------------------------------
  Strong Opportunity Fund II
---------------------------------------------------------------------------------------------------
 STRONG VARIABLE INSURANCE FUNDS,
  INC.
---------------------------------------------------------------------------------------------------
  Strong Mid Cap Growth Fund II
---------------------------------------------------------------------------------------------------
 VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------
  Worldwide Bond Portfolio
---------------------------------------------------------------------------------------------------
  Worldwide Emerging Markets
  Portfolio
---------------------------------------------------------------------------------------------------
  Worldwide Hard Assets Portfolio
---------------------------------------------------------------------------------------------------
  Worldwide Real Estate Portfolio
---------------------------------------------------------------------------------------------------
 MERRILL LYNCH ZERO UST SECURITIES
  FUND
---------------------------------------------------------------------------------------------------
  Zero Coupon 2006 Portfolio
---------------------------------------------------------------------------------------------------

---------------
(20) [DESCRIBE CONTRACTUAL ARRANGEMENTS.] For certain Portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2002. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. However, for certain Portfolios, no expenses were actually reimbursed or fees waived during 2002 because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative. After taking into account these voluntary arrangements, Net Total Annual Expenses would have been:

   -----------------------------------------------------------------------------------------------
                                                                                        NET
                                                                       GROSS           TOTAL
                                                                       TOTAL          ANNUAL
                                      MANAGEMENT   12B-1    OTHER      ANNUAL        EXPENSES
   PORTFOLIO                             FEES      FEES    EXPENSES   EXPENSES      (VOLUNTARY)
   -----------------------------------------------------------------------------------------------
    [PORTFOLIOS TO BE PROVIDED.]
   -----------------------------------------------------------------------------------------------

(21) Other Expenses for the Market Street Fund Portfolios include an administrative service expense of 0.15% (0.10% for the Money Market Portfolio). This administrative service expense is payable to NLICA for administration services that NLICA provides to Market Street Fund. These administrative services include financial, account administration, record keeping, and accounting services provided to Market Street Fund by NLICA personnel.

(22) The Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, and Overseas Portfolio are referred to in certain of the financial statements for the Separate Account as portfolios of Variable Insurance Products Fund. The Asset Manager(SM) Portfolio, Contrafund(R) Portfolio, and Investment Grade Bond Portfolio are referred to in certain of the financial statements for the Separate Account as portfolios of Variable Insurance Products Fund II.

The fee and expense information regarding the Portfolios was provided by those Portfolios and the Zero Trust. The Alger American Fund, American Century(R) Variable Portfolios, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products, Janus Aspen Series, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Strong Opportunity Fund II, Inc., Strong Variable Insurance Funds, Inc., Van Eck Worldwide Insurance Trust, and Merrill Lynch Zero UST Securities Fund are not affiliated with NLICA.

                                   THE POLICY

The Flexible Premium Adjustable Variable Life Insurance Policy offered by this Prospectus is issued by NLICA. The Policy is similar in many ways to a fixed benefit life insurance policy. As with a fixed-benefit life insurance policy, the Owner of a Policy makes premium payments in return for insurance coverage on the person insured. Also, like many fixed-benefit life insurance policies, the Policy provides for accumulation of Net Premiums and a Net Cash Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime. As with many fixed-benefit life insurance policies, the Net Cash Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premium payments made.

However, the Policy differs from a fixed-benefit life insurance policy in several important respects. Unlike a fixed-benefit life insurance policy, under the Policy, the Death Benefit may, and the Policy Account Value will, increase or decrease to reflect the investment performance of any Subaccounts to which Policy Account Value is allocated. Also, unless the entire Policy Account Value is allocated to the Guaranteed Account, there is no guaranteed minimum Net Cash Surrender Value. If Net Cash Surrender Value is insufficient to pay charges due, then, after a grace period, the Policy may lapse without value. (See "Policy Duration.") However, NLICA guarantees that the Policy will remain in force during the first two Policy Years as long as certain requirements related to the Minimum Guarantee Premium have been met. (See "Policy Lapse.") If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax. (See "Federal Income Tax Considerations.")

The Policy is called "flexible premium" because there is no fixed schedule for premium payments, even though the Owner may establish a schedule of Planned Periodic Premiums. The Policy is described as "adjustable" because the Owner may, within limits, increase or decrease the Face Amount and may change the Death Benefit Options.

The Policy is designed to provide lifetime insurance benefits and long-term investment of Policy Account Value. A prospective Owner should evaluate the Policy in conjunction with other insurance coverage that he or she may have, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should carefully be considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations.

This Policy is issued for Insureds with Issue Ages 0-85. The Minimum Face Amount is $100,000. (For a Policy issued in New York State the maximum Face Amount at issue is $2,500,000.)

NLICA offers other variable life insurance policies that have different Death Benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the Owner's Subaccount performance and Policy Account Value. To obtain more information about these other policies, contact NLICA's Service Center or the Owner's agent.

                    THE COMPANY, SEPARATE ACCOUNT AND FUNDS

NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA

NLICA is a stock life insurance company. NLICA is located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312. NLICA's Service Center is located at 300 Continental Drive, Newark, Delaware 19713.

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies NLICA may issue. The assets of the Separate Account are owned by NLICA. However, these assets are held separate from other assets and are not part of NLICA's General Account. NLICA is obligated to pay all benefits under the Policies. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account are not chargeable with liabilities arising out of any other business that NLICA may conduct. NLICA may transfer to its General Account any assets of the Separate Account that exceed the reserves and Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy Account Value allocated to the Separate Account under the Policies). The income, gains and losses, realized or unrealized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of NLICA. NLICA may accumulate in the Separate Account the accrued charges for mortality and expense risks and investment results attributable to assets representing such charges.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "Separate Account" under Federal securities laws.

The Separate Account has thirty-eight Subaccounts, thirty-seven of which each invest exclusively in Portfolios of Market Street Fund or in Portfolios of one of the other Funds. The Zero Coupon Bond Subaccount invests exclusively in units of the Zero Trust.

NLICA reserves the right to make structural and operational changes affecting the Separate Account. (See "Addition, Deletion, or Substitution of Investments.")

NLICA DOES NOT GUARANTEE ANY MONEY THAT THE OWNER PLACES IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. THE OWNER COULD LOSE SOME OR ALL OF HIS OR HER MONEY.

THE FUNDS

The Portfolios are each part of one of eleven mutual fund companies (each, a "Fund"): Market Street Fund; American Century(R) Variable Portfolios, Inc.; Dreyfus Variable Investment Fund; Fidelity Variable Insurance Products; Janus Aspen Series; Neuberger Berman Advisers Management Trust; Oppenheimer Variable Account Funds; Strong Opportunity Fund II, Inc.; Strong Variable Insurance Funds, Inc.; The Alger American Fund; and Van Eck Worldwide Insurance Trust. Each of the Funds is registered with the SEC under the 1940 Act as an open-end management investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds or their Portfolios. The assets of each Portfolio are separate from the assets of other portfolios of that Fund and each Portfolio has separate investment objectives and policies. Some of the Funds may, in the future, create additional Portfolios. The investment experience of each Subaccount depends on the investment performance of its corresponding Portfolio or the Zero Trust.

THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND NLICA MAKES NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.

The following table summarizes each Portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable).

         PORTFOLIO               INVESTMENT OBJECTIVE AND INVESTMENT ADVISER

ALL PRO BROAD EQUITY
PORTFOLIO                    -- Seeks long-term capital appreciation. Investment
                             adviser is Gartmore Mutual Fund Capital Trust;
                             subadvisers are Alliance Capital Management L.P.,
                             Sanford C. Bernstein & Co., LLC, Husic Capital
                             Management, and Reams Asset Management Company,
                             LLC.

ALL PRO LARGE CAP GROWTH
PORTFOLIO                    -- Seeks to achieve long-term capital appreciation.
                             Investment adviser is Gartmore Mutual Fund Capital
                             Trust; subadvisers are Alliance Capital Management
                             L.P. and Geewax, Terker & Co.

ALL PRO LARGE CAP VALUE
PORTFOLIO                    -- Seeks to provide long-term capital appreciation.
                             Investment adviser is Gartmore Mutual Fund Capital
                             Trust; subadvisers are Sanford C. Bernstein & Co.,
                             LLC and Mellon Equity Associates, LLP.

ALL PRO SMALL CAP GROWTH
PORTFOLIO                    -- Seeks to achieve long-term capital appreciation.
                             Investment adviser is Gartmore Mutual Fund Capital
                             Trust; subadvisers are Lee Munder Investments Ltd.
                             and Husic Capital Management.

ALL PRO SMALL CAP VALUE
PORTFOLIO                    -- Seeks to provide long-term capital appreciation.
                             Investment adviser is Gartmore Mutual Fund Capital
                             Trust; subadvisers are Reams Asset Management
                             Company, LLC and Sterling Capital Management LLC.

EQUITY 500 INDEX PORTFOLIO   -- Seeks to provide long-term capital appreciation.
                             Investment adviser is Gartmore Mutual Fund Capital
                             Trust; subadviser is SSgA Funds Management, Inc.

INTERNATIONAL PORTFOLIO      -- Seeks long-term growth of capital primarily
                             through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies. Investment adviser is Gartmore
                             Mutual Fund Capital Trust; subadviser is The Boston
                             Company Asset Management, LLC.

MID CAP GROWTH PORTFOLIO     -- Seeks to achieve a high level of long-term
                             capital appreciation. Investment adviser is
                             Gartmore Mutual Fund Capital Trust; subadviser is
                             T. Rowe Price Associates, Inc.

BALANCED PORTFOLIO           -- Seeks to realize as high a level of long-term
                             total rate of return as is consistent with prudent investment risk. Investment adviser is Gartmore
                             Mutual Fund Capital Trust; subadviser is Fred Alger
                             Management, Inc.

BOND PORTFOLIO               -- Seeks to generate a high level of current income
                             consistent with prudent investment risk. Investment adviser is Gartmore Mutual Fund Capital Trust;
                             subadviser is Western Asset Management Company.

MONEY MARKET PORTFOLIO       -- Seeks to provide maximum current income
                             consistent with capital preservation and liquidity.
                             Investment adviser is Gartmore Mutual Fund Capital
                             Trust.

ALGER AMERICAN SMALL
CAPITALIZATION PORTFOLIO     -- Seeks long-term capital appreciation. Investment
                             adviser is Fred Alger Management, Inc.

AMERICAN CENTURY(R)
VARIABLE
PORTFOLIOS, INC. VP
INTERNATIONAL                -- Seeks capital growth by investing in foreign
                             securities of developed countries. Investment adviser is American Century Investment Management,
                             Inc.

AMERICAN CENTURY(R)
VARIABLE
PORTFOLIOS, INC. VP
ULTRA(R) -- Seeks long-term capital growth. Investment adviser is American Century Investment Management, Inc.

AMERICAN CENTURY(R)
VARIABLE
PORTFOLIOS, INC. VP VALUE    -- Seeks long-term capital growth. Income is a
                             secondary objective. Investment adviser is American
                             Century Investment Management, Inc.

DREYFUS VIF APPRECIATION
PORTFOLIO (INITIAL SHARES)   -- Seeks long-term capital growth consistent with
                             the preservation of capital; current income is a secondary goal. Investment adviser is The Dreyfus
                             Corporations; subadviser is Fayez Sarofim & Co.

FIDELITY VIP EQUITY-INCOME
PORTFOLIO (INITIAL CLASS)    -- Seeks reasonable income by investing primarily
                             in income-producing equity securities. Investment adviser is Fidelity Management & Research Company.

FIDELITY VIP GROWTH
PORTFOLIO
(INITIAL CLASS)              -- Seeks to achieve capital appreciation.
                             Investment adviser is Fidelity Management &
                             Research Company.

FIDELITY VIP HIGH INCOME
PORTFOLIO (INITIAL CLASS)    -- Seeks to obtain a high level of current income
                             by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Investment adviser is Fidelity Management & Research Company.

FIDELITY VIP OVERSEAS
PORTFOLIO
(INITIAL CLASS)              -- Seeks long term growth of capital primarily
                             through investments in foreign securities.
                             Investment adviser is Fidelity Management &
                             Research Company; subadvisers are Fidelity
                             Management & Research (U.K.) Inc., Fidelity
                             Management & Research (Far East) Inc., Fidelity
                             International Investment Advisors, and Fidelity
                             International Investment Advisors (U.K.) Limited.

FIDELITY VIP ASSET
MANAGER(SM)
PORTFOLIO (INITIAL CLASS)    -- Seeks to obtain high total return with reduced
                             risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments. Investment adviser is Fidelity
                             Management & Research Company; subadvisers are
                             Fidelity Management & Research (U.K.) Inc. and
                             Fidelity Management & Research (Far East) Inc.

FIDELITY VIP CONTRAFUND(R)
PORTFOLIO (INITIAL CLASS)    -- Seeks capital appreciation by investing in
                             securities of companies where value is not fully recognized by the public. Investment adviser is Fidelity Management & Research Company; subadvisers are Fidelity Management & Research (U.K.) Inc. and
                             Fidelity Management & Research (Far East) Inc.

FIDELITY VIP INVESTMENT
GRADE
BOND PORTFOLIO (INITIAL
CLASS) -- Seeks high current income by investing in investment-grade debt securities. Investment adviser is Fidelity Management & Research Company.

JANUS CAPITAL APPRECIATION
PORTFOLIO (SERVICE SHARES)   -- Seeks long-term growth of capital. Investment
                             adviser is Janus Capital.

JANUS GLOBAL TECHNOLOGY
PORTFOLIO (SERVICE SHARES)   -- Seeks long-term growth of capital. Investment
                             adviser is Janus Capital.

JANUS INTERNATIONAL GROWTH
PORTFOLIO (SERVICE SHARES)   -- Seeks long-term growth of capital. Investment
                             adviser is Janus Capital.

NEUBERGER BERMAN LIMITED
MATURITY BOND PORTFOLIO      -- Seeks the highest available current income
                             consistent with low risk to principal and liquidity and secondarily, total return, through investment mainly in investment grade bonds. Investment adviser is Neuberger Berman Management
                             Incorporated.

NEUBERGER BERMAN PARTNERS
PORTFOLIO                    -- Seeks capital growth through investment mainly
                             in common stocks of medium- to large-capitalization companies. Investment adviser is Neuberger Berman
                             Management Incorporated.

OPPENHEIMER CAPITAL
APPRECIATION FUND/VA         -- Seeks capital appreciation from investments in
                             securities of well-known and established companies.
                             Investment adviser is OppenheimerFunds, Inc.

OPPENHEIMER GLOBAL
SECURITIES
FUND/VA -- Seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities. Investment adviser is
                             OppenheimerFunds, Inc.

OPPENHEIMER MAIN STREET
GROWTH & INCOME FUND/VA      -- Seeks high total return, which includes growth
                             in the value of its shares as well as current income, from equity and debt securities. Investment adviser is OppenheimerFunds, Inc.

STRONG OPPORTUNITY FUND II   -- Seeks capital growth by investing, under normal
                             conditions, primarily in stocks of
                             medium-capitalization companies that the
                             Portfolio's manager believes are underpriced, yet have attractive growth prospects. Investment adviser is Strong Capital Management, Inc.

STRONG MID CAP GROWTH FUND
II -- Seeks capital growth by investing, under normal conditions, at least 65% of its assets in stocks of medium-capitalization companies that the Portfolio's managers believe have favorable prospects for growth of earnings and capital appreciation. Investment adviser is Strong Capital Management, Inc.

VAN ECK WORLDWIDE BOND
PORTFOLIO                    -- Seeks high total return -- income plus capital
                             appreciation -- by investing globally, primarily in a variety of debt securities. Investment adviser is Van Eck Associates Corporation.

VAN ECK WORLDWIDE EMERGING
MARKETS PORTFOLIO            -- Seeks long-term capital appreciation by
                             investing in primarily equity securities in emerging markets throughout the world. Investment adviser is Van Eck Associates Corporation.

VAN ECK WORLDWIDE HARD
ASSETS
PORTFOLIO                    -- Seeks long-term capital appreciation by
                             investing primarily in "hard asset securities."
                             Income is a secondary consideration. Investment adviser is Van Eck Associates Corporation.

VAN ECK WORLDWIDE REAL
ESTATE
PORTFOLIO                    -- Seeks to maximize total return by investing in
                             equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry. Investment adviser is Van Eck Associates
                             Corporation.

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND, PROVIDENT MUTUAL SERIES A

The Zero Coupon Bond Separate Account invests in units of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A, a unit investment trust registered with the SEC as such under the 1940 Act. The Zero Coupon Trust consists of one series with a maturity date of February 15, 2006. The objective of the Trust is to provide safety of capital and a high yield to maturity through investment in the fixed series consisting primarily of debt obligations issued by the United States of America that have been stripped of their unmatured interest coupons, coupons stripped from debt obligations of the United States, and receipts and certificates for such stripped debt obligations and coupons. A brief summary of the securities purchased by the Trust is set forth below. More detailed information may be found in the current Prospectus for the Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A which accompanies this Prospectus.

Since the U.S. Treasury securities have been stripped of their unmatured interests coupons, they are purchased at a deep discount. If held to maturity, the amounts invested by the Trust will grow to the face value of the U.S. Treasury securities and therefore, a compound rate of growth to maturity could be determined for the Trust units at the time of purchase. The rate of return experienced by Policy Owners however is lower due to the deduction of certain charges described under "Charges Against the Separate Accounts," especially the charge for mortality and expense risks and the transaction charge against the Zero Coupon Bond Separate Account. Because the value of the Trust's units vary on a daily basis to reflect market values, no net rate of return can be calculated prospectively for units not held until maturity.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS") serves as Sponsor for the Trust. Because the series invests in a fixed portfolio, there is no investment manager. As Sponsor, MLPFS sells units of the Trust to the Zero Coupon Bond Separate Account. The price of these units includes a transaction charge which is not paid by the Zero Coupon Bond Separate Account upon acquisition. Rather, the transaction charge is paid directly by NLICA to MLPFS out of NLICA's General Account assets. The amount of the transaction charge paid is limited by agreement between NLICA and MLPFS and will not be greater than that ordinarily paid by a dealer for similar securities. NLICA is reimbursed for the transaction charge paid through a daily asset charge which is made against the assets of the Sub-Accounts. (See "Asset Charge Against Zero Coupon Bond Separate Account").

Units of the Trust are disposed of to the extent necessary for NLICA to provide benefits and make reallocations under the Policies. MLPFS intends, but is not contractually obligated, to maintain a secondary market in Trust units. As long as a secondary market exists, NLICA will sell such units to MLPFS at the Sponsor's repurchase price. Otherwise, units will be redeemed at the Trust's redemption price, which is typically a lower amount.

Thirty days prior to the maturity date of the securities contained in a series of the Trust, an Owner who has allocated Net Premiums to the Zero Coupon Bond Separate Account investing in that series will be notified and given the opportunity to select the account or Subaccount into which the Policy Account Value attributable thereto should be reallocated. If no instructions are received from the Owner by NLICA within the 30-day period, the amount in the Zero Coupon Bond Separate Account will be transferred to the Money Market Separate Account.

ADDITIONAL INFORMATION ABOUT THE FUNDS AND PORTFOLIOS

NO ONE CAN ASSURE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVES AND POLICIES.

More detailed information concerning the investment objectives, policies and restrictions of the Portfolios, the expenses of the Portfolios, the risks attendant to investing in the Portfolios and other aspects of the Funds' operations can be found in the current prospectus for each Fund that accompanies this prospectus and the current Statement of Additional Information for the Funds. The Funds' prospectuses should be read carefully and kept for future reference before any decision is made concerning the allocation of Net Premium Payments or transfers of Policy Account Value among the Subaccounts.

NLICA may receive compensation from the investment adviser of a Fund (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policies and other policies issued by NLICA. These percentages differ, and some advisers (or affiliates) may pay NLICA more than others.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, NLICA reserves the right to make certain changes to the structure and operation of the Separate Account without the Owner's consent, including, among others, the right to:

     1. Remove, combine, or add Subaccounts and make the new Subaccounts available to the Owner at NLICA's discretion;

     2. Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at NLICA's discretion;

     3. Substitute or close Subaccounts to allocations of premiums or Policy Account Value, or both, and to existing investments or the investment of future premiums, or both, at any time in NLICA's discretion;

     4. Transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account;

     5. Combine the Separate Account with other separate accounts, and/or create new separate accounts;

     6. Deregister the Separate Account under the 1940 Act, or operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law; and

     7. Modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.

The Funds and the Zero Trust, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. NLICA will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. NLICA will notify the Owner of any changes.

                   DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

General. As long as the Policy remains in force, the Insurance Proceeds of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the Beneficiary in accordance with the designated Death Benefit Option. The Insurance Proceeds will be determined as of the date of the Insured's death and will be equal to:

          1.  the Death Benefit;

          2. plus any additional benefits due under a supplementary benefit rider attached to the Policy;

          3.  less any loan and accrued loan interest on the Policy;

          4. less any overdue deductions if the death of the Insured occurs during the Grace Period.

The Insurance Proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy.

Death Benefit Options. The Policy provides two Death Benefit Options: Option A and Option B. The Owner designates the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option." Under either Option, the duration of the Death Benefit coverage depends upon the Policy's Net Cash Surrender Value. (See "Policy Duration.")

Option A. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy and (b) the Policy Account Value as of the date of the Insured's death if this day is a Valuation Day, otherwise on the Valuation Date next following the Insured's date of death multiplied by the specified percentage shown in the table below:

  ATTAINED AGE  PERCENTAGE  ATTAINED AGE   PERCENTAGE
  ------------  ----------  -------------  ----------
  40 and under     250%          60           130%
       45          215%          65           120%
       50          185%          70           115%
       55          150%     75 through 90     105%
                            95 through 99     100%

For Attained Ages not shown, the percentages decrease pro rata for each full year.

Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or be greater than 2.50 times the Policy Account Value, any time the Policy Account Value exceeds $80,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Policy Account Value will increase the Death Benefit by $2.50. Thus, a 35 year old Insured with a Policy Account Value of $150,000 will have a Death Benefit of $375,000 (2.50 x $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 x $300,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 x $400,000).

Similarly, any time the Policy Account Value exceeds $80,000, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.

Option B. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage shown in the table above. (The Policy Account Value in each case is determined as of the date of the Insured's death if this day is a Valuation Day, otherwise on the Valuation Day next following the Insured's date of death.)

Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no outstanding Policy loan.

Under Option B, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000 plus the Policy Account Value. Thus, for example, a Policy with a $50,000 Policy Account Value will have a Death Benefit of $250,000 ($200,000 plus $50,000); and a Policy Account Value of $100,000 will yield a Death Benefit of $300,000. Since the specified percentage is 250%, the Death Benefit will be at least 2.50 times the Policy Account Value. As a result, if the Policy Account Value exceeds $133,333, the Death Benefit will be greater than the Face Amount plus the Policy Account Value. Each additional dollar added to the Policy Account Value above $133,333 will increase the Death Benefit by $2.50. An Insured with a Policy Account Value of $150,000 will therefore have a Death Benefit of $375,000 (2.50 x $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 x $300,000); and a Policy Account Value of $500,000 will yield a Death Benefit of $1,250,000 (2.50 x $500,000).
Similarly, any time the Policy Account Value exceeds $133,333, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Account Value, the Death Benefit will be the Face Amount plus the Policy Account Value.

Which Death Benefit Option to Choose. If an Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Owner should choose Option B. If an Owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the Owner should choose Option A.

Change in Death Benefit Option. After the second Policy Year at any time when the Death Benefit would be the Face Amount (if Option A is in effect) or the Face Amount plus the Policy Account Value (if Option B is in effect), the Owner may change the Death Benefit Option in effect by sending NLICA a completed application for change. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Processing Day on or next following the date NLICA receives the completed application for change.

If the Death Benefit Option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Policy Account Value on that date. However, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

If the Death Benefit Option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Policy Account Value on that date.

A change in the Death Benefit Option may affect the Net Amount at Risk over time which, in turn, would affect the monthly Cost of Insurance Charge. Changing from Option A to Option B will generally result in a Net Amount at Risk that remains level. Such a change will result in a relative increase in the cost of insurance charges over time because the Net Amount at Risk will, unless the Death Benefit is based on the applicable percentage of Policy Account Value, remain level rather than decreasing as the Policy Account Value increases. Unless the Death Benefit is based on the applicable percentage of Policy Account Value, changing from Option B to Option A will, if the Policy Account Value increases, decrease the Net Amount at Risk over time, thereby reducing the cost of insurance charge.

The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that a contract under Option A has a Face Amount of $500,000 and a Policy Account Value of $100,000 and, therefore, a Death Benefit of $500,000 and a Net Amount at Risk of $400,000 ($500,000 - $100,000). If the Death Benefit Option is changed from

Option A to Option B, the Face Amount will decrease from $500,000 to $400,000 and the Death Benefit and Net Amount at Risk would remain the same. Assume that a contract under Option B has a Face Amount of $500,000 and a Policy Account Value of $50,000 and, therefore, the Death Benefit is $550,000
($500,000 + $50,000) and a Net Amount at Risk of $500,000 ($550,000 - $50,000).
If the Death Benefit Option is changed from Option B to Option A, the Face Amount will increase to $550,000, and the Death Benefit and Net Amount at Risk would remain the same.

If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, NLICA will not effect the change.

A change in the Death Benefit Option may have Federal income tax consequences. The Owner of a Policy should consult a tax advisor before changing the Death Benefit Option.

How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Policy Account Value. The Death Benefit under Option A will vary with the Policy Account Value whenever the specified percentage of Policy Account Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Policy Account Value because the Death Benefit equals the greater of (a) the Face Amount plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage.

ABILITY TO ADJUST FACE AMOUNT

Subject to certain limitations, an Owner may generally, at any time after the second Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to NLICA. The effective date of the increase or decrease will be the Policy Processing Day on or next following NLICA's approval of the request. An increase or decrease in Face Amount may have tax consequences. (See "Tax Treatment of Policy Benefits.") The Owner of a Policy should consult a tax advisor before increasing or decreasing the Face Amount. The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

Increase. A request for an increase in Face Amount may not be for less than $25,000 (or such lesser amount required in a particular state). The Owner may not increase the Face Amount after the Insured's Attained Age 75 or if the Face Amount was increased during the prior 12-month period. To obtain the increase, the Owner must submit an application for the increase and provide Evidence of Insurability satisfactory to NLICA.

On the effective date of an increase, and taking the increase into account, the Net Cash Surrender Value must be equal to the Monthly Deductions then due and the expense charge for the increase in Face Amount. If the Net Cash Surrender Value is not sufficient, the increase will not take effect until the Owner makes a sufficient additional premium payment to increase the Net Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk which will increase the monthly Cost of Insurance Charges. An increase in Face Amount will increase the amount of any Additional Surrender Charge. A Face Amount increase expense charge will also be deducted. (See "Face Amount Increase Charge.") In addition, different cost of insurance rates may apply to the increase in insurance coverage. (See "Monthly Deductions.")

After increasing the Face Amount, the Owner will have the right: (a) during the Free-Look Period following the effective date of the increase, to have the increase canceled and receive a credit or refund equal to the Cost of Insurance Charge and the increase charge deducted for the increase; and (b) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance policy issued by NLICA. (See "Transfers of Policy Account Value.")

Decrease. The amount of a Face Amount decrease must be for at least $25,000 (or such lesser amount required in a particular state). The Face Amount after any decrease may not be less than the Minimum Face Amount. A decrease in Face Amount will not be permitted if the Face Amount was increased during the prior 12-month period. To the extent a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, NLICA will not effect the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk which will decrease an Owner's monthly Cost of Insurance Charges. A decrease in the Face Amount may result in the imposition of a Surrender Charge as of the Policy Processing Day on which the decrease becomes effective. (See "Surrender Charges.")

Any Surrender Charge applicable to a decrease will be deducted from the Policy Account Value and the remaining Surrender Charge will be reduced by the amount deducted. The Surrender Charge will be deducted from each Subaccount and the Guaranteed Account based on the proportion that the value in such account bears to the total unloaned Policy Account Value.

For purposes of determining the Cost of Insurance Charge and Surrender Charges, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases, successively; and (c) the Initial Face Amount.

INSURANCE PROTECTION

An Owner may increase or decrease the insurance protection provided by the Policy (i.e., the Net Amount at Risk) in one of several ways, as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and by making a partial withdrawal of Net Cash Surrender Value. The consequences of each are summarized below.

A decrease in Face Amount will decrease the insurance protection. It will not reduce the Policy Account Value, except for the deduction of any surrender charge applicable to the decrease. The Monthly Deductions will generally be correspondingly lower following the decrease.

An increase in Face Amount will generally increase the amount of insurance protection, depending on the Policy Account Value and specified percentage. If the insurance protection is increased, Monthly Deductions will increase as well.

Under Death Benefit Option A, until the specified percentage of Policy Account Value exceeds the Face Amount, then (a) if the Owner increases the premium payments from the current level, the amount of insurance protection will generally be reduced, and (b) if the Owner reduced the premium payments from the current level, the amount of insurance protection will generally be increased.

Under Death Benefit Option B, until the specified percentage of Policy Account Value exceeds the Face Amount plus the Policy Account Value, the level of premium payments will not affect the amount of insurance protection. (However, both the Policy Account Value and Death Benefit will be increased if premium payments are increased and reduced if premium payments are reduced.) Under either Death Benefit Option, if the Death Benefit is the specified percentage of Policy Account Value, then (a) if the Owner increases premium payments from the current level, the amount of insurance protection will increase and (b) if the Owner reduces the premium payments from the current level, the amount of insurance protection will decrease.

A partial withdrawal of Net Cash Surrender Value will reduce the Death Benefit. If Death Benefit Option A is in effect, the withdrawal will decrease the Policy's Face Amount by the amount withdrawn plus the partial withdrawal expense charge. If Death Benefit Option B is in effect, it will not reduce the amount of insurance protection unless the Death Benefit is based on the specified percentage of Policy Account Value. In this event, however, the decrease in the Death Benefit will be greater than the amount of a withdrawal.

An increase or decrease in the Policy's Insurance Protection may have tax consequences. The Owner of a Policy should consult a tax advisor before increasing or decreasing the Insurance Protection.

PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy. In order to purchase a Policy, an individual must make application to NLICA through a licensed NLICA agent who is also a registered representative of 1717 Capital Management Company ("1717") or a broker/dealer having a Selling Agreement with 1717 or a broker/dealer having a Selling Agreement with such a broker/dealer. If NLICA accepts the application, a Policy will be issued in consideration of payment of the Minimum Initial Premium set forth in the Policy. The Minimum Face Amount of a Policy is $100,000. If the applicant submits the application and/or initial premium to his or her agent, NLICA will not begin processing the purchase order until NLICA receives the application and initial premium from the agent's broker-dealer.

NLICA reserves the right to revise its rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. The maximum Face Amount for a Policy in New York State is $2,500,000. A Policy will be issued only with respect to Insureds who have an Issue Age of 80 or less and who provide NLICA with satisfactory Evidence of Insurability. Acceptance is subject to NLICA's underwriting rules. NLICA reserves the right to reject an application for any reason permitted by law. (See "Distribution of Policies.")

At the time the Application for a Policy is signed, an applicant can, subject to NLICA's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy. The amount of temporary insurance protection provided by NLICA may be less than the full amount of coverage that the Owner later receives.

Amount and Timing of Premiums. No insurance will take effect until the Minimum Initial Premium is paid, the underwriting process has been completed, the Application has been approved, and the proposed Insured is alive and in the same condition of health as described in the Application. We begin to deduct monthly charges from the Policy Account Value on the Policy Issue Date. Prior to the Final Policy Date and while the Policy is in force, an Owner may make additional premium payments at any time and in any amount, subject to the limitation set forth below. Each premium payment must be for at least $25. If the Owner submits a premium payment to his or her agent, NLICA will not begin processing the premium until NLICA receives it from the agent's broker-dealer. Subject to certain limitations described below, an Owner has considerable flexibility in determining the amount and frequency of premium payments.

At the time of application, each Owner will select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payment. The Owner is entitled to receive a premium reminder notice from NLICA at the specified interval. The Owner may change the Planned Periodic Premium frequency and amount. Also, under the Automatic Payment Plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed".

Any payments made while there is an outstanding Policy loan are considered loan repayments, unless NLICA is notified in writing that the amount is to be applied as a premium payment. The Owner is not required to pay the Planned Periodic Premiums in accordance with the specified schedule. The Owner has the flexibility to alter the amount and frequency of premium payments. However, payment of the Planned Periodic Premiums does not guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Thus, even if Planned Periodic Premiums are paid, the Policy may lapse whenever the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges and if a Grace Period expires without an adequate payment by the Owner.

Premium Limitations. The Code provides for exclusion of the Death Benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed such limits. NLICA has established procedures to monitor whether aggregate premiums paid under a Policy exceed those limits. If a premium is paid which would result in total premiums exceeding such limits, NLICA will accept only that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. NLICA will notify the Owner of available options with regard to the excess premium. If a satisfactory arrangement is not made, NLICA will refund this excess to the Owner. If total premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's Death Benefit over the Policy's Cash Surrender Value should still be excludable from gross income.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, NLICA will not effect such change. (See "Federal Income Tax Considerations.") NLICA reserves the right to require satisfactory Evidence of Insurability before accepting a premium payment that would increase the Net Amount At Risk.

Refund of Excess Premium for Modified Endowment Contracts. At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract ("MEC"), NLICA will notify the Owner that the Policy will become a MEC unless the Owner requests a refund of the excess premium within 30 days after receiving the notice. If the Owner requests a refund, NLICA will deduct the Policy Account Value attributable to the excess premium (including any interest or earnings on the excess premium) from the Subaccounts and/or the Guaranteed Account in the same proportion as the premium was initially allocated to the Subaccounts and/or the Guaranteed Account. The excess premium paid (but not any interest or earnings on the excess premium) will be returned to the Owner. For more information on MECs, see "Federal Income Tax Considerations."

Allocation of Net Premiums. The Owner indicates in the application how Net Premiums should be allocated among the Subaccounts and/or the Guaranteed Account. The percentages of each Net Premium that may be allocated to any account must be in whole numbers and the sum of the allocation percentages must be 100%. NLICA allocates the Net Premiums as of the date it receives such premium at its Service Center according to the Owner's current premium allocation instructions, unless otherwise specified.

The values of the Subaccounts will vary with their investment experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.

Delay in Allocation. Certain states require NLICA to refund all payments (less any partial withdrawals and indebtedness) in the event the Owner cancels the Policy during the Free-Look period. See "Free-Look Privileges." In those states, NLICA will allocate to the Money Market Subaccount any premiums the Owner requests be allocated to Subaccount(s) which are received at our Service Center within 15 days from the later of: (1) the Policy Issue Date; or (2) the date NLICA receives the Minimum Initial Premium. After this 15-day period ends, the value in the Money Market Subaccount is allocated among the Subaccounts as indicated in the application. NLICA invests all Net Premiums paid thereafter based on the allocation percentages then in effect.

Replacement of Existing Insurance. It may not be in an Owner's best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. Owners should compare their existing insurance and the Policy carefully. Owners should replace their existing insurance only when they determine that the Policy is better for them. Owners may have to pay a surrender charge on their existing insurance, and the Policy will impose a new surrender charge period. Owners should talk to their financial professional or tax adviser to make sure the exchange will be tax-free. If an Owner surrenders his or her existing policy for cash and then buys the Policy, he or she may have to pay a tax, including possibly a penalty tax, on the surrender. Because NLICA will not issue the Policy until NLICA has received an initial premium from the Owner's existing insurance company, the issuance of the Policy may be delayed.

POLICY ACCOUNT VALUE

The Policy Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Subaccounts, the Guaranteed Account and the Loan Account. Policy Account Value varies from day to day, depending on the investment performance of the Subaccounts chosen by the Owner, interest NLICA credits to the Guaranteed Account, charges NLICA deducts, and any other transactions (e.g., transfers, partial withdrawals, and loans). NLICA DOES NOT GUARANTEE A MINIMUM POLICY ACCOUNT VALUE. The Policy Account Value minus any applicable Surrender Charge or Additional Surrender Charge is the Cash Surrender Value.

The Policy Account Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts, the crediting of interest in excess of 4% (the guaranteed minimum) for the Guaranteed Account and the Loan Account, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid, and any charges assessed in connection with the Policy.

Calculation of Policy Account Value. The Policy Account Value is determined first on the Policy Date and thereafter at the close of each Valuation Day. On the Policy Date, the Policy Account Value equals the Net Premiums received less any Monthly Deductions on the Policy Date. On each Valuation Day after the Policy Date, the Policy Account Value is:

          1. Policy Account Value in each Subaccount, determined by multiplying the number of units of the Subaccount by the Subaccount's Unit Value on that date;

          2.  Policy Account Value in the Guaranteed Account; plus

          3.  Policy Account Value in the Loan Account.

Determination of Number of Units. Allocated Net Premiums, or Policy Account Value transferred to a Subaccount are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units of a Subaccount at any time equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

Determination of Unit Value. The unit value of a Subaccount on any Valuation Day is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

Net Investment Factor. The Net Investment Factor for each Subaccount measures the investment performance of a Subaccount from one Valuation Day to the next. The factor increases to reflect investment income and capital gains, realized and unrealized, for the shares of the underlying Portfolio. The factor decreases to reflect any capital losses, realized or unrealized, for the shares of the underlying Portfolio as well as the asset charge for mortality and expense risks.

The asset charge for mortality and expense risks and the transaction charge for the Zero Coupon Bond Subaccount will be deducted in determining the applicable Net Investment Factor.

POLICY DURATION

Policy Lapse. The Policy will remain in force as long as the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and other charges under the Policy. When the Net Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by the Owner, the Policy may lapse and terminate without value. If the Policy enters a Grace Period, NLICA will mail a notice to the Owner's last known address and to any assignee of record. Notwithstanding the foregoing, during the first two Policy Years the Policy will not lapse if the Minimum Guarantee Premium has been paid.

The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by NLICA indicating that the Grace Period has begun. Thus, the Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, the Owner must, during the Grace Period, make a premium payment equal to three Monthly Deductions. The notice sent by NLICA will specify the payment required to keep the Policy in force. If the Insured dies during the Grace Period, NLICA will pay the Insurance Proceeds.

Reinstatement. A Policy that lapses may be reinstated at any time within three years (or longer period required in a particular state) after the expiration of the Grace Period and before the Final Policy Date by submitting evidence of the insurability satisfactory to NLICA and payment of an amount sufficient to keep the Policy in force for at least three months following the date that the reinstatement application is approved. Upon reinstatement, the Policy Account Value is based upon the premium paid to reinstate the Policy. A reinstated Policy has the same Policy Date as it had prior to the lapse.

TRANSFERS OF POLICY ACCOUNT VALUE

Transfers. The Owner may transfer the Policy Account Value between and among the Subaccounts and the Guaranteed Account by making a transfer request to NLICA. The amount transferred must be at least $1,000, unless the total value in an account is less than $1,000, in which case the entire amount may be transferred.

After 12 transfers have been made in any Policy Year, a $25 transfer charge will be deducted from each transfer during the remainder of such Policy Year. All transfers included in each telephone, fax, e-mail, or written request are treated as one transfer. Transfers are made as of the date NLICA receives a written request at its Service Center. Transfers resulting from Policy loans, Automatic Asset Rebalancing, Dollar-Cost Averaging, the exercise of exchange privileges, and the reallocation from the Money Market Subaccount following the 15-day period after the Issue Date, are not subject to a transfer charge and do not count as one of the 12 "free" transfers in any Policy Year. Under present law, transfers are not taxable transactions.

Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Subaccounts. If a pattern of excessive trading by an Owner or the Owner's agent develops, NLICA reserves the right not to process the transfer request. If a transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed. NLICA will notify any affected Owner in a timely manner of any actions NLICA takes to restrict his or her ability to make transfers.

Special Transfer Right. During the first two years following the Issue Date, the Owner may, on one occasion, transfer the entire Policy Account Value in the Subaccounts to the Guaranteed Account without a transfer charge and without such transfer counting toward the 12 transfers permitted without charge during a Policy Year.

Conversion Privilege for Increase in Face Amount. During the first two years following an increase in Face Amount, the Owner may, on one occasion, without Evidence of Insurability, exchange the amount of the increase in Face Amount for a fixed-benefit permanent life insurance policy. Such an exchange may, however, have federal income tax consequences. (See "Tax Treatment of Policy Benefits.") Premiums under this new policy will be based on the Sex, Attained Age and Premium Class of the Insured on the effective date of the increase in the Face Amount of the Policy. The new policy will have the same Face Amount and Issue Date as the amount and effective date of the increase. NLICA will refund the monthly deductions for the increase made on each Policy Processing Day between the effective date of the increase to the date of conversion and the expense charge for such increase.

Transfer Right for Change in Investment Policy of a Subaccount. If the investment policy of a Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Subaccount to another Subaccount or to the Guaranteed Account without a transfer charge and without having such transfer count toward the 12 transfers permitted without charge during a Policy Year.

Automatic Asset Rebalancing. Automatic Asset Rebalancing is a feature which, if elected, authorizes periodic transfers of Policy Account Values among the Subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. NLICA reserves the right to suspend Automatic Asset Rebalancing at any time, for any class of Policies, for any reason. There is no additional charge for this program.

Dollar-Cost Averaging. Dollar-Cost Averaging is a program which, if elected, enables the Owner to systematically and automatically transfer, on a monthly basis, specified dollar amounts from any selected Subaccount to any other Subaccount or the Guaranteed Account. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of short term market fluctuations. NLICA, however, makes no guarantee that Dollar-Cost Averaging will result in a profit or protect against loss. There is no additional charge for this program. NLICA reserves the right to discontinue offering automatic transfers upon 30 days' written notice to the Owner.

FREE-LOOK PRIVILEGES

Free-Look for Policy. The Policy provides for an initial Free-Look Period. The Owner may cancel the Policy until the latest of: (a) 45 days after Part I of the application for the Policy is signed, (b) 10 days after the Owner receives the Policy, and (c) 10 days after NLICA mails the Notice of Withdrawal Right to the Owner. Upon giving written notice of cancellation and returning the Policy to NLICA's Service Center, to one of NLICA's other offices, or to the NLICA representative from whom it was purchased, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date the returned Policy is received by NLICA at its Service Center or the NLICA representative through whom the Policy was purchased; (ii) any Premium Expense Charges deducted from premiums paid; (iii) any Monthly Deductions charged against the account; (iv) any mortality and expense risk charges deducted from the value of the net assets of the Separate Account; and (v) any advisory fees and any other fees and expenses of the Funds. A refund of all premiums paid is made for Policy's delivered in states that require such a refund. NLICA may postpone payment of the refund under certain conditions.

Free-Look for Increase in Face Amount. Any requested increase in Face Amount is also subject to a Free-Look privilege. The Owner may cancel a requested increase in Face Amount until the latest of: (a) 45 days after the application for the increase is signed, (b) 10 days after the Owner receives the new Policy Schedule pages reflecting the increase; and (c) 10 days after NLICA mails a Notice of Withdrawal Right to the Owner. Upon requesting cancellation of the increase, an amount equal to all cost of insurance charges attributable to the increase plus the Face Amount Increase Charge will be credited to the accounts in the same proportion as they were deducted, unless the Owner requests a refund of such amount. NLICA may postpone payment of the refund under certain conditions.

LOAN PRIVILEGES

General. The Owner may at any time after the Issue Date borrow money from NLICA using the Policy Account Value as the security for the loan. The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum required in a particular state) but not exceeding the Policy's Net Cash Surrender Value on the date of the loan. While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest.

Interest Rate Charged. Interest is charged on Policy loans at an effective annual rate of 6%.

Allocation of Loans and Collateral. The Owner may specify that NLICA transfer the amount of a Policy loan from specific Subaccounts, but may not request that NLICA transfer this amount from the Guaranteed Account. However if the Owner does not specify Subaccounts, NLICA will allocate the amount of a Policy loan among the Subaccounts and/or the Guaranteed Account based upon the proportion that the value of the Subaccounts and/or the Guaranteed Account Value bear to the total unloaned Policy Account Value at the time the loan is made.

The collateral for a Policy loan is the loan amount plus accrued interest to the next Policy Anniversary, less interest at an effective annual rate of 4% which is earned to such Policy Anniversary. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

Interest Credited to Loan Account. As long as the Policy is in force, NLICA credits the amount in the Loan Account with interest at effective annual rates it determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination. Loan interest credited is transferred to the accounts: (a) when loan interest is added to the loaned amount; (b) when a loan repayment is made; and (c) when a new loan is made. NLICA currently credits 4.5% interest annually to the amount in the Loan Account until the policy's 10th anniversary or until Attained Age 60, whichever is later, and 5.75% annually thereafter. The tax consequences of a Policy loan after the later of a Policy's 10th anniversary or Attained Age 60 are less clear. Owners should consult a tax adviser with respect to such consequences.

Effect of Policy Loans. A loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the Death Benefit. Loan amounts are not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account. The amount of any outstanding Policy loan and accrued interest will be deducted in determining the Net Cash Surrender Value or proceeds at death.

Loan Repayments. An Owner may repay all or part of a Policy loan at any time while the Insured is alive and the Policy is in force. Unless prohibited by a particular state, NLICA will assume that any payments made while there is an outstanding loan is a loan repayment, unless it receives written instructions that the payment is a premium payment. Repayments up to the amount of the outstanding loan is allocated to the accounts based on the amount of the outstanding loan allocated to each account as of the date of repayment; any repayment in excess of the amount of the outstanding loan will be allocated to the accounts based on the amount of interest due on the portion of the outstanding loan allocated to each account. For this purpose, the amount of the interest due is determined as of the next Policy Anniversary. Failure to repay a loan or to pay loan interest will not cause the Policy to lapse unless the Net Cash Surrender Value on the Policy Processing Day is less than the monthly deduction due. (See "Policy Duration.")

Tax Considerations. Any loans taken from a Modified Endowment Contract will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts.") Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause the Policy to lapse. If the Policy is not a Modified Endowment Contract, lapse of the Policy with outstanding loans may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits")

SURRENDER PRIVILEGE

At any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value is determined by NLICA as of the date it receives, at its Service Center, a surrender request signed by the Owner if this is a Valuation Day, otherwise on the Valuation Day next following NLICA's receipt of the surrender request. NLICA generally will pay the Net Cash Surrender Value to the Owner within seven days after NLICA receives the signed surrender request. NLICA may postpone payment of surrenders under certain conditions. NLICA will assess a Surrender Charge if the Policy is surrendered before the 10th Policy Year. Coverage under the Policy will end on the day the Owner mails or otherwise sends the written surrender request to NLICA at its Service Center. A surrender may have adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits.")

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

PARTIAL WITHDRAWAL PRIVILEGE

After the first Policy Year, at any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may withdraw a portion of the Policy's Net Cash Surrender Value. The minimum amount which may be withdrawn is $1,500. A withdrawal charge will be deducted from the Policy Account Value. A partial withdrawal will not result in the imposition of surrender charges.

NLICA will process each partial withdrawal on the date it receives the Owner's request if this is a Valuation Day, otherwise on the Valuation Day next following NLICA's receipt of the request. NLICA generally will pay a partial withdrawal request within seven days after the Valuation Day when NLICA receives the request. NLICA may postpone payment of partial withdrawals under certain conditions.

The Owner may specify that NLICA allocate the withdrawn amount and withdrawal charge from specific Subaccounts but may not request that NLICA allocate this amount from the Guaranteed Account. If the Owner does not specify any Subaccounts, the withdrawn amount and withdrawal charge will be allocated based on the proportion that the Policy Account Value in any Subaccount and the Guaranteed Account bear to the total unloaned Policy Account Value.

The effect of a partial withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Policy Account Value. (See "Death Benefit Options.")

Option A. The effect of a partial withdrawal on the Face Amount and Death Benefit under Option A can be described as follows:

          If the Death Benefit equals the Face Amount, a partial withdrawal will reduce the Face Amount and the Death Benefit by the amount of the partial withdrawal.

          For the purposes of this illustration (and the following illustrations of partial withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

          Under Option A, a contract with a Face Amount of $300,000 and a Policy Account Value of $30,000 will have a Death Benefit of $300,000. Assume that the policyowner takes a partial withdrawal of $10,000. The partial withdrawal will reduce the Policy Account Value to $19,975
     ($30,000 - $10,000 - $25) and the Death Benefit and Face Amount to $290,000 ($300,000 - $10,000).

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Face Amount will be reduced by an amount equal to the amount of the partial withdrawal. The Death Benefit will be reduced to equal the greater of (a) the Face Amount after the partial withdrawal, and (b) the applicable percentage of the Policy Account Value after deducting the amount of the partial withdrawal and expense charge.

          Under Option A, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000. Assume that the policyowner takes a partial withdrawal of $49,975. The partial withdrawal will reduce the Policy Account Value to $250,000
     ($300,000 - $49,975 - $25) and the Face Amount to $250,025
     ($300,000 - $49,975). The Death Benefit is the greater of (a) the Face Amount of $250,025 and (b) the applicable percentage of the Policy Account Value $625,000 ($250,000 x 2.5). Therefore, the Death Benefit will be $625,000.

Option B. The Face Amount will never be decreased by a partial withdrawal. A partial withdrawal will, however, always decrease the Death Benefit.

          If the Death Benefit equals the Face Amount plus the Policy Account Value, a partial withdrawal will reduce the Policy Account Value by the amount of the partial withdrawal and expense charge and thus the Death Benefit will also be reduced by the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $90,000 will have a Death Benefit of $390,000 ($300,000 + $90,000). Assume the policyowner takes a partial withdrawal of $20,000. The partial withdrawal will reduce the Policy Account Value to $69,975
     ($90,000 - $20,000 - $25) and the Death Benefit to $369,975 ($300,000 +
     $69,975). The Face Amount is unchanged.

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, The Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Policy Account Value after deducting the partial withdrawal and expense charge and (b) the applicable percentage of Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000 ($300,000 x 2.5). Assume the policyowner takes a partial withdrawal of $149,975. The partial withdrawal will reduce the Policy Account Value to $150,000 ($300,000 - $149,975 - $25) and the Death Benefit to the greater of (a) the Face Amount plus the Policy Account Value $450,000 ($300,000 + $150,000) and (b) the Death Benefit based on the applicable percentage of the Policy Account Value $375,000 ($150,000 x 2.5). Therefore, the Death Benefit will be $450,000. The Face Amount is unchanged.

Any decrease in Face Amount due to a partial withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

Because a partial withdrawal can affect the Face Amount and the Death Benefit as described above, a partial withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See "Cost of Insurance.") A request for partial withdrawal may not be allowed if, or to the extent that such withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a partial withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, NLICA will not allow such partial withdrawal.

A partial withdrawal of Net Cash Surrender Value may have federal income tax consequences. (See "Tax Treatment of Policy Benefits.")

ACCELERATED DEATH BENEFIT

Under the Accelerated Death Benefit Rider, the Owner may receive an accelerated payment of part of the Policy's Death Benefit when the Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months. For Owners who elected the rider prior to November 13, 2001 (or such other date pursuant to state availability), the rider also permits the Owner to receive this accelerated payment if the Insured has been confined to a Nursing Care Facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.

There is no additional charge for this rider. However an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid. The Federal income tax consequences associated with adding the Accelerated Death Benefit rider or receiving the accelerated death benefit are uncertain. The Owner should consult a tax adviser before adding the Accelerated Death Benefit rider to the Policy or requesting an accelerated death benefit.

LONG-TERM CARE BENEFIT

NLICA offers three Long-Term Care Benefit riders under the Policy: the Long-Term Care Acceleration Benefit Rider, the Long-Term Care Waiver Benefit Rider, and the Long-Term Care Extended Insurance Benefit Rider. If the Owner elects to add the Long-Term Care Acceleration Rider to the Policy, he or she must also add the Long-Term Care Waiver Rider, while the Owner may also add the Long-Term Care Extended Rider. The Owner cannot elect to add either the Long-Term Care Waiver Rider or the Long-Term Care Extended Rider alone.

Under these riders, the Owner may receive periodic payments of a portion of the Death Benefit if the Insured becomes "chronically ill" so that the Insured:

     (1) Is unable to perform at least 2 activities of daily living without substantial human assistance for a period if at least 90 days due to a loss a functional capacity; or

     (2) Requires substantial supervision to protect the Insured from threats to heath and safety due to his or her own severe cognitive impairment.

The Long Term Care Benefit Riders also provide for the payment of monthly premiums (equal on an annual basis to the Minimum Annual Premium specified on the Policy schedule) up to the date specified on the Policy schedule, and the waiver of Monthly Deductions after that date, as well as a residual Death Benefit.

An optional Long-Term Care Benefit Rider may also be elected which provides for periodic reimbursements of expenses incurred for "qualified long-term care services" following the full payment of the acceleration death benefit.

Each of the Long-Term Care Benefit Riders imposes a monthly charge on either the Net Amount at Risk under the Policy or the coverage amount of the rider. Depending on the rider, the charge may be at a rate that varies based on the Attained Age and sex of the Insured and increases annually as the Insured ages, or may be level for the duration of the rider based on the age of the Insured when the rider is issued. If the Owner increases the rider coverage amount, a new charge based on the Attained Age of the Insured at that time may apply to the increase. NLICA may increase the rates for these charges on a class basis. Once NLICA begins to pay benefits, NLICA waives the charge under certain of the riders until the Insured no longer qualifies for rider benefits and is not chronically ill.

There may be Federal income tax consequences associated with the Long-Term Care Benefit riders. NLICA believes that benefits payable under the LTC Acceleration Rider and the LTC Extended Rider should be excludable from gross income under the Code. The exclusion of the LTC Acceleration Rider and the LTC Extended Rider benefit payments from taxable income, however, is contingent on each rider meeting specific requirements under the Code. While guidance is limited, NLICA believes that the LTC Acceleration and the LTC Extended Riders should each satisfy these requirements.

The Owner will be deemed to have received a distribution for tax purposes each time a deduction is made from the Policy Account Value to pay charges for the LTC Acceleration Rider or the LTC Extended Rider. The distribution will generally be taxed in the same manner as any other distribution under the Policy. In addition, the implications to the Policy's continued qualification as a life insurance contract for Federal tax purposes due to any reductions in Death Benefits under the Policy resulting from a benefit payment under the LTC Acceleration Rider are unclear. Owners should consult a tax adviser before adding the Long-Term Care Benefit riders to the Policy.

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate NLICA for
(a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of the contracts.

PREMIUM EXPENSE CHARGE

Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Expense Charge which consists of:

Premium Tax Charge. Various states and some of their subdivisions impose a tax on premiums received by insurance companies. A charge is deducted from each premium payment to compensate NLICA for paying state premium taxes. Premium taxes vary from state to state but range from 0% to 4.0% of each premium payment. (Kentucky imposes an additional city premium tax that applies only to first year premium. This tax varies by municipality and is no greater than 12%.) A deduction of a percentage of the premium will be made from each premium payment. The applicable percentage will be based on the rate for the Insured's residence.

Percent of Premium Sales Charge. A percent of premium charge not to exceed 3% is deducted from each premium payment to partially compensate NLICA for federal taxes and the cost of selling the Policy. Currently, NLICA deducts 1.5% percent from each premium payment.

The Premium Expense Charge is a percentage of each premium payment. This means that the greater the amount and frequency of premium payments the Owner makes, the greater the amount of the Premium Expense Charge NLICA will assess.

SURRENDER CHARGES

A Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the tenth Policy Year. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the tenth Policy Year. An Additional Surrender Charge, which is an Additional Deferred Administrative Charge and an Additional Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time within ten years after the effective date of an increase in Face Amount. A portion of an Additional Surrender Charge also is deducted if the related increment of Face Amount is decreased within ten years after such increase took effect.

These surrender charges are designed partially to compensate NLICA for the cost of administering, issuing and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records and Policy issue. NLICA does not expect the surrender charges to cover all of these costs. To the extent that they do not, NLICA will cover the short-fall from its general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

Deferred Administrative Charge. The Deferred Administrative Charge is as follows:

                                                   CHARGE PER $1,000 FACE AMOUNT
                                                   ------------------------------
                                                             ISSUE AGES
                                                   ------------------------------
              POLICY YEAR                 1-5        15          25        35-80
              -----------                 ---      ------      ------      ------
1-6.....................................   0       $1.00       $2.00       $3.00
7.......................................   0        0.80        1.60        2.40
8.......................................   0        0.60        1.20        1.80
9.......................................   0        0.40        0.80        1.20
10......................................   0        0.20        0.40        0.60
11......................................   0           0           0           0

For Issue ages not shown, the charge will increase pro rata for each full year.

The actual Deferred Administrative Charge is the charge described above less the amount of any Deferred Administrative Charge previously paid at the time of a decrease in Face Amount.

Deferred Sales Charge. The Deferred Sales Charge will not exceed the Maximum Deferred Sales Charge specified in the Policy. The Deferred Sales Charge equals the lesser of a or b (less any Deferred Sales Charge previously paid at the time of any prior decrease in Face Amount), where:

a = 27% of all premiums received during the first Policy Year up to the Target
    Premium plus 6% of all other premiums paid to the date of surrender or lapse; or
b = the following percentage of Target Premium:

                                                                % OF TARGET
                                                                  PREMIUM
                                                              FOR THE INITIAL
POLICY YEAR                                                     FACE AMOUNT
-----------                                                   ---------------
1-6.........................................................        50%
7...........................................................        40%
8...........................................................        30%
9...........................................................        20%
10..........................................................        10%
11+.........................................................         0%

Additional Deferred Sales Charge. An Additional Deferred Sales Charge is associated with each increase in Face Amount. Each Additional Deferred Sales Charge is calculated in a manner similar to the Deferred Sales Charge associated with the Initial Face Amount. The Additional Deferred Sales Charge equals the lesser of a or b (less any Additional Deferred Sales Charge for such increase previously paid at the time of any prior decrease in Face Amount), where:

a = 27% of all premiums received for the increase up to the first Target Premium for that increase during the first twelve Policy months after the increase plus 6% of all premiums thereafter; or

b = the following percentage of Target Premium:

                                                               % OF TARGET
                                                               PREMIUM FOR
                                                              EACH INCREASE
POLICY YEAR                                                   IN FACE AMOUNT
-----------                                                   --------------
1-6.........................................................        50%
7...........................................................        40%
8...........................................................        30%
9...........................................................        20%
10..........................................................        10%
11+.........................................................         0%

The maximum Target Premium for any Policy is $65.76 per $1,000 of Face Amount.

Surrender Charge Upon Decrease in Face Amount. A surrender charge may be deducted on a decrease in Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. If there have been no increases in Face Amount, the fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the Surrender Charge. If more than one Surrender Charge is in effect (i.e., pursuant to one or more increases in Face Amount), the surrender charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases, successively, and (3) the Initial Face Amount. Where a decrease causes a partial reduction in an increase or in the Initial Face Amount, a proportionate share of the Surrender Charge for that increase or for the Initial Face Amount will be deducted.

Allocation of Surrender Charges. The Surrender Charge and any Additional Surrender Charge will be deducted from the Policy Account Value. For surrender charges resulting from Face Amount decreases, that part of any such surrender charge will reduce the Policy Account Value and will be allocated among the accounts based on the proportion that the value in each of the Subaccounts and the Guaranteed Account bear to the total unloaned Policy Account Value.

MONTHLY DEDUCTIONS

Charges will be deducted from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate NLICA for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of four components -- (a) the cost of insurance, (b) administrative charges, (c) insurance underwriting and expenses in connection with issuing the Policy (Initial Administrative Charge), and (d) the cost of any additional benefits provided by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction is deducted from the Subaccounts and the Guaranteed Account in accordance with the allocation percentages for Monthly Deductions chosen by the Owner at the time of application, or as later changed by NLICA pursuant to the Owner's written request. If NLICA cannot make a monthly deduction on the basis of the allocation schedule then in effect, NLICA makes the deduction based on the proportion that the Owner's Guaranteed Account Value and the value in the Owner's Subaccounts bear to the total unloaned Policy Account Value.

Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. NLICA will determine the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month.

The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy Account Value. The Net Amount at Risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit Option chosen, partial withdrawals, and decreases in Face Amount. The Net Amount at Risk is determined separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Policy Account Value is first considered part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it is considered as part of any increases in Face Amount in the order such increases took effect.

A cost of insurance is also determined separately for the Initial Face Amount and any increases in Face Amount. In calculating the Cost of Insurance Charge, the rate for the Premium Class on the Policy Date is applied to the Net Amount at Risk for the Initial Face Amount. For each increase in Face Amount, the rate for the Premium Class applicable to the increase is used. If, however, the Death Benefit is calculated as the Policy Account Value times the specified percentage, the rate for the Premium Class for the most recent Face Amount Increase will be used for the amount of the Death Benefit in excess of the total Face Amount.

Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner. NLICA expects to profit from Cost of Insurance Charges and may use these profits for any lawful purpose including covering distribution expenses.

Cost of Insurance Rate. The cost of insurance rate is based on the Attained Age, Sex, Premium Class of the Insured and Duration. The actual monthly cost on insurance rates will be based on NLICA's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed maximum rates are based on the Insured's Attained Age, Sex, Premium Class, and the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table. For Policies issued in states which require "unisex" policies (currently Montana) or in conjunction with employee benefit plans, the maximum Cost of Insurance Charge depends only on the Insured's Age, Premium Class and the 1980 Commissioners Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, Sex, and Premium Class and Duration.

Premium Class. The Premium Class of the Insured will affect the cost of insurance rates. NLICA uses an industry-standard method of underwriting in determining Premium Classes, which are based on the health of the Insured. NLICA currently places Insureds into one of three standard classes -- preferred, nonsmoker, and smoker -- or into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates.

Initial Administrative Charge. An Initial Administrative Charge of $17.50 is deducted from Policy Account Value on the Policy Date and on each of the next eleven Policy Processing Days.

Monthly Administrative Charges. A Monthly Administrative Charge (presently $7.50) is deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. This charge may be increased, but in no event will it be greater than $12 per month. This charge is intended to reimburse NLICA for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.

Additional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable rider.

FACE AMOUNT INCREASE CHARGE

If the Face Amount is increased, an increase charge will be deducted from the Policy Account Value on the effective date of such increase. This charge, equal to $50 plus $1.00 per $1,000 of Face Amount increase will be deducted from the accounts based on the allocation schedule for Monthly Deductions in effect at such time. This charge may be increased, but in no event will it be greater than $50 plus $3.00 per $1,000 Face Amount increase. This charge is intended to reimburse NLICA for administrative expenses in connection with the Face Amount increase, including medical exams, review of the application for the increase, underwriting decisions and processing of the application, and changing Policy records and the Policy.

PARTIAL WITHDRAWAL CHARGE

A charge of $25 will be deducted from the Policy Account Value for each partial withdrawal of Net Cash Surrender Value. This charge is intended to compensate NLICA for the administrative costs in effecting the requested payment and in making all calculations which may be required by reason of the partial withdrawal.

TRANSFER CHARGE

After 12 transfers have been made in any Policy Year, a transfer charge of $25 will be deducted for each transfer during the remainder of such Policy Year to compensate NLICA for the costs of processing such transfers.

The transfer charge will be deducted from the amount being transferred. The transfer charge will not apply to transfers resulting from Policy loans, Automatic Asset Rebalancing, Dollar-Cost Averaging, the exercise of special transfer rights and the initial reallocation of account values from the Money Market Subaccount to other Subaccounts. These transfers will not count against the 12 free transfers in any Policy Year.

MORTALITY AND EXPENSE RISK CHARGE

A daily charge will be deducted from the value of the net assets of the Subaccounts to compensate NLICA for mortality and expense risks assumed in connection with the Policy. This charge currently is deducted at an annual rate of 0.65% (or a daily rate of .0017808%) of the average daily net assets of each Subaccount. This charge may be increased, but in no event will it be greater than an annual rate of 0.90% of the average daily net assets of each Subaccount. The mortality risk assumed by NLICA is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.

If the mortality and expense risk charge proves insufficient, NLICA will provide for all death benefits and expenses and any loss will be borne by NLICA. Conversely, NLICA will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.

Asset Charge Against Zero Coupon Bond Subaccount. NLICA makes an additional daily asset charge against the assets of the Zero Coupon Bond Subaccount. This charge is to reimburse NLICA for transaction charges paid directly by NLICA to Merrill Lynch, Pierce, Fenner & Smith on the sale of Zero Coupon Trust units to the Zero Coupon Bond Subaccount. NLICA pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an annual rate of 0.25% (.000685% per day) of the average daily net assets of the Zero Coupon Bond Subaccount. This amount may be increased in the future, but in no event will it exceed an annual rate of 0.50%. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for NLICA.

LOAN INTEREST CHARGE

Loan interest is charged in arrears on the amount of an outstanding Policy loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy Anniversary and will bear interest at the same rate. NLICA charges an annual interest rate of 6.00% on Policy loans.

After offsetting the 4.00% interest NLICA guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually). Moreover:

- after offsetting the 4.50% NLICA currently credits to the Loan Account during the first 10 Policy Years or until Attained Age 60, whichever is earlier, the net cost of loans is 1.50% (annually); and

- after offsetting the 5.75% interest NLICA currently credits to the Loan Account after the 10th Policy Anniversary or Attained Age 60, whichever is later, the net cost of loans is 0.25% (annually).

OTHER CHARGES

The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in the Fee Table. More detailed information is contained in the Funds and Zero Trust Prospectuses which are attached to or accompany this Prospectus.

                             THE GUARANTEED ACCOUNT

An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of NLICA's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. NLICA's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor NLICA's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither NLICA's General Account, the Guaranteed Account, nor any interest therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts which are included in this Prospectus are for prospective Owners' information and have not been reviewed by the SEC. However, such disclosures may be subject to certain general applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of NLICA's General Account, NLICA assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to NLICA's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

The Guaranteed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. NLICA will credit the Guaranteed Account Value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since NLICA, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, NLICA reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of NLICA. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Subaccounts, Monthly Deductions or other changes are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

NLICA reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).

Calculation of Guaranteed Account Value. The Guaranteed Account Value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.

Surrenders and partial withdrawals from the Guaranteed Account may be delayed for up to six months. (See "Payment of Policy Benefits.")

TRANSFERS FROM GUARANTEED ACCOUNT

Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account. If the request for such transfer is received within 30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date NLICA receives the request at its Service Center.

                        OWNERSHIP AND BENEFICIARY RIGHTS

The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by NLICA. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may result in tax consequences.

The principal right of the Beneficiary is the right to receive the Proceeds under the Policy.

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

                              MODIFYING THE POLICY

Any modification or waiver of NLICA's rights or requirements under the Policy must be in writing and signed by NLICA's president or a vice president. No agent may bind NLICA by making any promise not contained in the Policy.

Upon notice to the Owner, NLICA may modify the Policy:

- to conform the Policy, NLICA's operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, NLICA, or the Separate Account is subject;

- to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

- to reflect a change in the Separate Account's operation.

If NLICA modifies the Policy, NLICA will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, NLICA reserves the right to amend the provision to conform with these laws.

                      TELEPHONE, FAX, AND E-MAIL REQUESTS

In addition to written requests, NLICA may accept telephone, fax, and e-mail instructions from the Owner or an authorized third party regarding transfers, Dollar-Cost Averaging, Automatic Asset Rebalancing, loans (excluding 403(b) plans), exercise of the Special Transfer Right and Partial Withdrawals (fax and e-mail only), provided the appropriate election has been made at the time of application or proper authorization is provided to NLICA. NLICA reserves the right to suspend telephone, fax, and/or e-mail privileges at any time for any class of policies, for any reason.

NLICA will employ reasonable procedures to confirm that instructions communicated by telephone, fax, and e-mail are genuine, and if NLICA follows such procedures, it will not be liable for any losses due to authorized or fraudulent instructions. NLICA, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures NLICA will follow for telephone, fax, and e-mail transactions include requiring some form of personal identification prior to acting on instructions, providing written confirmation of the transaction, and making a tape-recording of any instructions given by telephone.

Telephone, fax, and e-mail may not always be available. Any telephone, fax, or computer system, whether it is the Owner's, the Owner's service provider's or agent's, or NLICA's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the processing of a request. Although NLICA has taken precautions to help its systems handle heavy use, NLICA cannot promise complete reliability under all circumstances. If problems arise, the request should be made by writing to the Service Center.

If the Owner is provided a personal identification number ("PIN") in order to execute electronic transactions, the Owner should protect his or her PIN, because self-service options will be available to the Owner's agent of record and to anyone who provides the Owner's PIN. NLICA will not be able to verify that the person providing instructions by telephone, fax, or e-mail is the Owner or is authorized by the Owner.

                           SPLIT DOLLAR ARRANGEMENTS

The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Policy Proceeds) are split between the parties. There are different ways of allocating such rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Proceeds in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Proceeds the amount which he would have been entitled to receive upon surrender of the policy and the employee's Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on NLICA unless in writing and received by NLICA.

New Guidance on Split Dollar Arrangements. On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury Department have recently issued guidance that substantially affects the tax treatment of split-dollar arrangements. The parties who elect to enter into a split dollar arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement, and before entering into or paying additional premiums with respect to such arrangements.

                                   DIVIDENDS

The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid under one of the following options:

(a) Paid in cash; or

(b) Applied as a Net Premium.

The Owner must choose an option at the time the application for the Policy is signed. If no option is chosen, any dividend will be applied as a Net Premium payment. The Owner may change the option by giving written notice to NLICA.

                             SUPPLEMENTARY BENEFITS

The following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and most must be purchased when the Policy is issued. The cost of each rider is included in the monthly deduction. (See the Fee Table for more information concerning rider expenses).

NLICA currently offers the following riders under the Policy:

      --  Accelerated Death Benefit;

      --  Disability Waiver Benefit;

      --  Disability Waiver of Premium Benefit;

      --  Change of Insured;

      --  Children's Term;

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

      --  Long-Term Care Benefit, which includes:

       --  Long-Term Care Acceleration Benefit;

       --  Long-Term Care Waiver Benefit; and

       --  Long-Term Care Extended Insurance Benefit;

      --  Other Insured Convertible Term Life Insurance; and

      --  Final Policy Date Extension.

                       FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon NLICA's understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

A Policy must satisfy certain requirements set forth in the Internal Revenue Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contacts. The manner in which these requirements are to be applied to certain features of the Policy is not directly addressed by the Internal Revenue Code, and there is limited guidance. NLICA anticipates that a Policy should satisfy the applicable requirements. In the absence of pertinent interpretations, however, there is some uncertainty about the application of these requirements to the Policy, particularly if the Owner pays the full amount of premiums permitted under the Policy. In addition, if an Owner elects the Accelerated Death Benefit Rider or a Long-Term Care Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and the Policy Account Value and the narrow investment objective of certain Portfolios, have not been explicitly addressed in published rulings. While NLICA believes that the Policies do not give Owners investment control over Separate Account assets, NLICA reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. NLICA believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary.

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the Death Benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a Death Benefit equal to the lowest Death Benefit that was payable in the first seven Policy Years. To prevent a Policy from becoming a Modified Endowment Contract, it may be necessary to limit premiums or to limit reductions in benefits. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

- All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

- Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and withdrawals.

- A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the later of the Policy's 10th anniversary or Attained Age 60 is less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. The Owner's investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, the Owner's investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, an Owner should consult a tax adviser as to the tax consequences. If a loan from a Policy that is not a MEC is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and taxed accordingly.

Multiple Policies. All Modified Endowment Contracts that are issued by NLICA (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Death Benefit rider are uncertain. Owners should consult a qualified tax adviser about the consequences of requesting payment under this rider.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. The Owner should consult a tax adviser if he or she intends to keep the Policy in force beyond the Insured's 100th year.

Long-Term Care Benefit. For a discussion of the tax consequences associated with the Long-Term Care Benefit riders offered under the Policy, see "Long-Term Care Benefit."

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences could differ. A competent tax adviser should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. NLICA reports this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Account Value is not taxable. However, the Policy Account Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). Owners should consult a qualified adviser regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

SPECIAL RULES FOR 403(b) ARRANGEMENTS

If a Policy is purchased in connection with a Section 403(b) tax-sheltered annuity program, the "Special Rules for Pension and Profit-Sharing Plans" discussed above may be applicable. In addition, premiums, distributions and other transactions with respect to the Policy must be administered, in coordination with Section 403(b) annuity, to comply with the requirements of
Section 403(b) of the Code. A competent tax adviser should be consulted.

FOREIGN TAX CREDITS

To the extent that any underlying eligible Portfolio makes the appropriate election, certain foreign taxes paid by the Portfolio will be treated as being paid by NLICA, which may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to Policy Owners.

BUSINESS USES OF THE POLICY

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If an Owner is purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, he or she should consult a qualified tax adviser. The Internal Revenue Service has also recently issued new guidance on split dollar insurance plans. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

TAX SHELTER REGULATIONS

Prospective Owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

WITHHOLDING

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

ALTERNATIVE MINIMUM TAX

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

NLICA'S TAXES

Under current Federal income tax law, NLICA is not taxed on the Separate Account's operations. Thus, currently NLICA does not deduct charges from the Separate Account for its Federal income taxes. NLICA reserves the right to charge the Separate Account for any future Federal income taxes that it may incur.

Under current laws in several states, NLICA may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, NLICA may deduct charges for such taxes.

                                 VOTING RIGHTS

All of the assets held in the Subaccounts of the Separate Account will be invested in shares of corresponding portfolios of the Funds. (The organizational documents governing the Trust do not contemplate meetings of holders of Trust units nor any action taken by vote of such holders.) The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. NLICA is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NLICA will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Subaccount for which no timely instructions from policyowners are received will be voted by NLICA in the same proportion as those shares in that Subaccount for which instructions are received.

Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, NLICA will cast votes, for or against any matter, in the same proportion as Owners vote.

If required by state insurance officials, NLICA may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, NLICA may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that NLICA's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on NLICA. If NLICA does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.

The voting rights described in this Prospectus are created under applicable Federal securities laws and regulations. If these laws or regulations change to eliminate the necessity to solicit voting instructions from Owners or restrict voting rights, NLICA reserves the right to proceed in accordance with any such changed laws or regulations.

                            DISTRIBUTION OF POLICIES

Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell NLICA's variable life insurance policies, and who are also registered representatives of 1717 Capital Management Company ("1717") or registered representatives of broker/dealers who have Selling Agreements with 1717 or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. 1717, whose address is Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the NASD. 1717 was organized under the Laws of Pennsylvania on January 22, 1969, and is an indirect wholly-owned subsidiary of NLICA. 1717 acts as the principal underwriter of the Policies (as well as other variable life policies) pursuant to an Underwriting Agreement to which the Separate Account, 1717 and NLICA are parties. 1717 neither received nor retained any compensation as principal underwriter of the Policies during the past 3 fiscal years. 1717 is also the principal underwriter of variable annuity contracts issued by NLICA and variable life and annuity contracts issued by Nationwide Life and Annuity Company of America, a wholly-owned subsidiary of NLICA.

More information about 1717 and its registered representatives is available at http://www.nasdr.com or by calling (800) 289-9999. The Owner also can obtain an investor brochure from NASD Regulation that includes information describing its Public Disclosure Program.

NLICA pays sales commissions for the sale of the Policies. Under NLICA's distribution agreement with 1717, NLICA may pay the following sales expenses: general agent and agency manager's compensation; agents' training allowances; deferred compensation and insurance benefits of agents, general agents, and agency managers; advertising expenses; and all other expenses of distributing the Policies. NLICA also pays for 1717's operating and other expenses. Commissions payable for sales by registered representatives of a broker-dealer having a selling agreement with 1717, and/or to registered representatives of a broker-dealer having a selling agreement with these broker-dealers, will be paid to such broker-dealers, who in turn may pay their registered representatives; these broker-dealers may retain a portion of the commissions. NLICA may pay additional compensation to these broker-dealers and/or reimburse them for portions of Policy sales expenses.

The insurance underwriting and the determination of a proposed Insured's Premium Class and whether to accept or reject an application for a Policy is done by NLICA. NLICA will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the Free-Look provision.

Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to a target amount (used only to determine commission payments) and 2% of the premiums paid in excess of that amount. For Policy Year 2 the agent commissions will not be more than 5 1/2% of the premiums paid; for Policy Years 3 through 10, 6 1/2%; for Policy years 11 through 15, 4 5/6%; and for years 16 and later, 2% of the premiums paid. However, for each premium received within 10 years following an increase in Face Amount, agent commissions on the premium paid up to the target amount for the increase in each year will be calculated using the commission rates for the corresponding Policy Year. Agents may also receive expense allowances and annual renewal compensation based on the unloaned Policy Account Value depending upon the circumstances. The agent may be required to return the first year commission less the deferred sales charge imposed if a Policy is not continued through the second Policy Year.

Because registered representatives who sell the Policies are also NLICA's life insurance agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that NLICA offers, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. In some circumstances and to the extent permitted by applicable regulatory requirements, 1717 may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers.

NLICA intends to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to Policy Owners or the Separate Account.

NLICA offers the Policies to the public on a continuous basis and anticipates continuing to offer the Policies, but reserves the right to discontinue the offering.

                                STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. This prospectus provides a general description of the Policy. An Owner's actual policy and any endorsements or riders are the controlling documents. To review a copy of his or her policy and its endorsements and riders, if any, the Owner should contact NLICA's Service Center.

                               LEGAL PROCEEDINGS

NLICA and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, NLICA believes that as of the date of this Prospectus there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or NLICA.

                              FINANCIAL STATEMENTS

NLICA's financial statements and the financial statements of the Separate Account are contained in the SAI. NLICA's financial statements should be distinguished from the Separate Account's financial statements and Owners should consider NLICA's financial statements only as bearing upon its ability to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, Owners should call or write to NLICA at its Service Center.

                                  DEFINITIONS

ADDITIONAL SURRENDER CHARGE...   The separately determined deferred
                                 administrative charge and deferred sales charge deducted from the Policy Account Value upon surrender or lapse of the Policy within 10 years of the effective date of an increase in Face Amount. A pro-rata Additional Surrender
                                 Charge will be deducted for a reduction in Face
                                 Amount within 10 years of the effective date of a Face Amount increase. The Maximum Additional
                                 Surrender Charge will be shown in the Policy
                                 Schedule Pages reflecting the Face Amount increase.

APPLICATION...................   The application the Owner must complete to
                                 purchase a Policy plus all forms required by NLICA or applicable law.

ATTAINED AGE..................   The Issue Age of the Insured plus the number of
                                 full Policy Years since the Policy Date.

BENEFICIARY...................   The person(s) or entity(ies) designated to
                                 receive all or some of the Insurance Proceeds when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with NLICA. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

CASH SURRENDER VALUE..........   The Policy Account Value minus any applicable
                                 Surrender Charge or Additional Surrender
                                 Charge.

DEATH BENEFIT.................   Under Option A, the greater of the Face Amount
                                 or a percentage of the Policy Account Value on the date of death; under Option B, the greater of the Face Amount plus the Policy Account
                                 Value on the date of death, or a percentage of the Policy Account Value on the date of death.

DURATION......................   The number of full years the insurance has been
                                 in force -- for the Initial Face Amount, measured from the Policy Date; for any increase in Face Amount, measured from the effective date of such increase.

EVIDENCE OF INSURABILITY......   The medical records or other documentation that
                                 NLICA may require to satisfy the Policy's underwriting standards. NLICA may require different and/or additional evidence depending on the Insured's Premium Class; for example, NLICA generally requires more documentation for Insureds in classes with extra ratings. NLICA also may require different and/or additional evidence depending on the transaction requested; for example, NLICA may require more documentation for the issuance of a Policy than for an increase in Face Amount.

FACE AMOUNT...................   The Initial Face Amount plus any increases in
                                 Face Amount and minus any decreases in Face
                                 Amount.

FINAL POLICY DATE.............   The Policy Anniversary nearest Insured's
                                 Attained Age 100 at which time the Policy
                                 Account Value, if any, (less any outstanding
                                 Policy loan and accrued interest) will be paid to the Owner if the Insured is living. The
                                 Policy will end on the Final Policy Date.

GRACE PERIOD..................   The 61-day period allowed for payment of a
                                 premium following the date NLICA mails notice of the amount required to keep the Policy in force.

INITIAL FACE AMOUNT...........   The Face Amount of the Policy on the Issue
                                 Date. The Face Amount may be increased or decreased after issue.

INSURANCE PROCEEDS............   The net amount to be paid to the Beneficiary
                                 when the Insured dies.

INSURED.......................   The person upon whose life the Policy is
                                 issued.

ISSUE AGE.....................   The age of the Insured at his or her birthday
                                 nearest the Policy Date. The Issue Age is stated in the Policy.

LOAN ACCOUNT..................   The account to which the collateral for the
                                 amount of any Policy loan is transferred from the Subaccounts and/or the Guaranteed Account.

MINIMUM ANNUAL PREMIUM........   The annual amount which is used to determine
                                 the Minimum Guarantee Premium. This amount is stated in each Policy.

MINIMUM FACE AMOUNT...........   The Minimum Face Amount is $50,000 for all
                                 Premium Classes except preferred. For the preferred Premium Class, the Minimum Face
                                 Amount is $100,000.

MINIMUM GUARANTEE PREMIUM.....   The Minimum Annual Premium multiplied by the
                                 number of months since the Policy Date
                                 (including the current month) divided by 12.

MINIMUM INITIAL PREMIUM.......   Equal to the Minimum Annual Premium multiplied
                                 by the following factor for the specified premium mode at issue: Annual -- 1.0;
                                 Semi-annual -- 0.5; Quarterly -- 0.25;
                                 Monthly -- 0.167.

MONTHLY DEDUCTIONS............   The amount deducted from the Policy Account
                                 Value on each Policy Processing Day. It
                                 includes the Monthly Administrative Charge, the Initial Administrative Charge, the Monthly Cost of Insurance Charge, and the monthly cost of any benefits provided by riders.

NET AMOUNT AT RISK............   The amount by which the Death Benefit exceeds
                                 the Policy Account Value.

NET CASH SURRENDER VALUE......   The Cash Surrender Value minus any outstanding
                                 Policy loans and accrued interest.

NET PREMIUMS..................   The remainder of a premium after the deduction
                                 of the Premium Expense Charge.

OWNER.........................   The person(s) or entity(ies) entitled to
                                 exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM......   The premium amount which the Owner plans to pay
                                 at the frequency selected. The Owner is
                                 entitled to receive a reminder notice and change the amount of the Planned Periodic
                                 Premium. The Owner is not required to pay the Planned Periodic Premium.

POLICY ACCOUNT VALUE..........   The sum of the Policy's values in the Separate
                                 Account, the Guaranteed Account, and the Loan
                                 Account.

POLICY ANNIVERSARY............   The same day and month as the Policy Date in
                                 each later year.

POLICY DATE...................   The date set forth in the Policy that is used
                                 to determine Policy Years and Policy Processing
                                 Days. The Policy Date is generally the same as the Policy Issue Date but may be another date mutually agreed upon by NLICA and the proposed
                                 Insured.

POLICY ISSUE DATE.............   The date on which the Policy is issued. It is
                                 used to measure suicide and contestable
                                 periods.

POLICY PROCESSING DAY.........   The day in each calendar month which is the
                                 same day of the month as the Policy Date. The first Policy Processing Day is the Policy Date.

POLICY YEAR...................   A year that starts on the Policy Date or on a
                                 Policy Anniversary.

PREMIUM CLASS.................   The classification of the Insured for cost of
                                 insurance purposes. The standard classes are:
                                 non-smoker, smoker, and preferred. There also are classes with extra ratings.

PREMIUM EXPENSE CHARGE........   The amount deducted from a premium payment
                                 which consists of the Premium Tax Charge and the Percent of Premium Sales Charge.

SAI...........................   The Statement of Additional Information ("SAI")
                                 that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the Prospectus.
                                 Owners may obtain a copy of the SAI by writing or calling NLICA at the Service Center. The
                                 Table of Contents for the SAI appears on the last page of this Prospectus.

SEPARATE ACCOUNT..............   The Nationwide Provident VLI Separate Account
                                 1.

SERVICE CENTER................   The Technology and Service Center located at
                                 300 Continental Drive, Newark, Delaware 19713.

SURRENDER CHARGE..............   The amount deducted from the Policy Account
                                 Value upon lapse or surrender of the Policy during the first 12 Policy Years. A pro-rata
                                 Surrender Charge will be deducted upon a decrease in the Initial Face Amount during the first 12 Policy Years. The Maximum Surrender
                                 Charge is shown in the Policy. The Surrender
                                 Charge is determined separately from the Additional Surrender Charge.

TARGET PREMIUM................   An amount of premium payments, computed
                                 separately for each increment of Face Amount, used to compute Surrender Charges and Additional Surrender Charges.

VALUATION DAY.................   Each day that the New York Stock Exchange is
                                 open for business and any other day on which there is a sufficient degree of trading with respect to a Subaccount's portfolio of securities to materially affect the value of that Subaccount. As of the date of this Prospectus, NLICA is open whenever the New York
                                 Stock Exchange is open, other than the Friday following Thanksgiving.

VALUATION PERIOD..............   The time between two successive Valuation Days.
                                 Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

ADDITIONAL POLICY INFORMATION...............................    1
  The Policy................................................    1
  Temporary Insurance Coverage..............................    1
  Right to Contest..........................................    1
  Misstatement of Age or Sex................................    1
  Suicide Exclusion.........................................    1
  Assignments...............................................    1
  Beneficiary...............................................    2
  Change of Owner or Beneficiary............................    2
  Premium Classes...........................................    2
  Loan Interest.............................................    2
  Effect of Policy Loans....................................    3
  Allocations of Policy Account Value and Subsequent Premium
     Payments...............................................    3
  Delays in Payments of Policy Benefits.....................    3
  Dollar-Cost Averaging.....................................    4
  Automatic Asset Rebalancing...............................    4
  Charge Discounts for Sales to Certain Policies............    5
  Benefit Payable on Final Policy Date......................    5
  Settlement Options........................................    5
  Policy Termination........................................    6
SUPPLEMENTAL BENEFITS AND RIDERS............................    6
  Long-Term Care Benefit Riders.............................    6
  Accelerated Death Benefit Rider...........................    8
  Other Riders..............................................   10
ILLUSTRATIONS...............................................   11
PERFORMANCE DATA............................................   11
  Hypothetical Illustrations................................   11
  Yields and Total Returns..................................   11
STANDARD & POOR'S...........................................   17
ADDITIONAL INFORMATION......................................   18
  IMSA......................................................   18
  Potential Conflicts of Interest...........................   18
  Policies Issued in Conjunction with Employee Benefit
     Plans..................................................   18
  Legal Developments Regarding Unisex Actuarial Tables......   18
  Safekeeping of Account Assets.............................   19
  Policy Reports............................................   19
  Records...................................................   19
  Legal Matters.............................................   19
  Experts...................................................   19
  Additional Information about the Company..................   19
  Additional Information about the Separate Account.........   20
  Other Information.........................................   21
  Financial Statements......................................   21

To learn more about the Policy, the Owner should read the SAI dated the same date as this Prospectus. The Table of Contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Net Cash Surrender Values, and Policy Account Values, and to request other information about the Policy please call or write to NLICA at its Service Center.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about NLICA and the Policy. Information about NLICA and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-4460

                            NATIONWIDE PROVIDENT VLI
                               SEPARATE ACCOUNT 1
                                  (REGISTRANT)

                  NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
                                  (DEPOSITOR)

                          MAIN ADMINISTRATIVE OFFICE:
                          1000 CHESTERBROOK BOULEVARD
                           BERWYN, PENNSYLVANIA 19312
                                 (610) 407-1717

                                SERVICE CENTER:
                             300 CONTINENTAL DRIVE
                             NEWARK, DELAWARE 19713
                                 (800) 688-5177

                      STATEMENT OF ADDITIONAL INFORMATION
           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

This Statement of Additional Information ("SAI") contains additional information regarding the flexible premium adjustable variable life insurance policy (the "Policy") offered by Nationwide Life Insurance Company of America ("NLICA"). This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2003 and the prospectuses for The Market Street Fund, The Alger American Fund, American Century Variable Portfolios, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products, Janus Aspen Series, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Strong Opportunity Fund II, Inc., Strong Variable Insurance Funds, Inc., and Van Eck Worldwide Insurance Trust. The Owner may obtain a copy of these prospectuses by writing or calling NLICA at the address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy. No information is incorporated by reference into this SAI.

The date of this Statement of Additional Information is May 1, 2003.

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

ADDITIONAL POLICY INFORMATION...............................    1
  The Policy................................................    1
  Temporary Insurance Coverage..............................    1
  Right to Contest..........................................    1
  Misstatement of Age or Sex................................    1
  Suicide Exclusion.........................................    1
  Assignments...............................................    1
  Beneficiary...............................................    2
  Change of Owner or Beneficiary............................    2
  Premium Classes...........................................    2
  Loan Interest.............................................    2
  Effect of Policy Loans....................................    3
  Allocations of Policy Account Value and Subsequent Premium
     Payments...............................................    3
  Delays in Payments of Policy Benefits.....................    3
  Dollar-Cost Averaging.....................................    4
  Automatic Asset Rebalancing...............................    4
  Charge Discounts for Sales to Certain Policies............    5
  Benefit Payable on Final Policy Date......................    5
  Settlement Options........................................    5
  Policy Termination........................................    6
SUPPLEMENTAL BENEFITS AND RIDERS............................    6
  Long-Term Care Benefit Riders.............................    6
  Accelerated Death Benefit Rider...........................    8
  Other Riders..............................................   10
ILLUSTRATIONS...............................................   11
PERFORMANCE DATA............................................   11
  Hypothetical Illustrations................................   11
  Yields and Total Returns..................................   11
STANDARD & POOR'S...........................................   17
ADDITIONAL INFORMATION......................................   18
  IMSA......................................................   18
  Potential Conflicts of Interest...........................   18
  Policies Issued in Conjunction with Employee Benefit
     Plans..................................................   18
  Legal Developments Regarding Unisex Actuarial Tables......   18
  Safekeeping of Account Assets.............................   19
  Policy Reports............................................   19
  Records...................................................   19
  Legal Matters.............................................   19
  Experts...................................................   19
  Additional Information about the Company..................   19
  Additional Information about the Separate Account.........   20
  Other Information.........................................   21
  Financial Statements......................................   21

                         ADDITIONAL POLICY INFORMATION

THE POLICY

The Policy and the Application(s) attached thereto are the entire contract. Only statements made in the Applications can be used to void the Policy or deny a claim. NLICA assumes that all statements in an Application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. NLICA relies on those statements when it issues or changes a Policy. Only the President or a Vice President of NLICA can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

TEMPORARY INSURANCE COVERAGE

At the time the Application for the Policy is signed, an applicant can, subject to NLICA's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, by answering "no" to the Health Questions of the Temporary Agreement and submitting payment of the Minimum Initial Premium with the Application, but only if the Application is dated the same day as, or earlier than, the Temporary Insurance Agreement. Temporary insurance coverage will take effect as of the date of the Temporary Insurance Agreement.

The amount of temporary insurance coverage under the Agreement is the lesser of the Face Amount applied for or $500,000. Temporary coverage under the agreement will end on the earliest of: (a) the 90th day from the date of the agreement,
(b) the date that insurance takes effect under the Policy, (c) the date a policy, other than as applied for, is offered to the Applicant; or (d) five days from the date that NLICA mails a notice of termination coverage.

RIGHT TO CONTEST

NLICA has the right to contest the validity of a Policy based on material misstatements made in the Application for the Policy or a change. However, NLICA will not contest the Policy (or any change) after it (or the change) has been in force during the Insured's lifetime for two years from the Policy Issue Date.

MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex has been misstated in the Application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age and sex. No adjustment will be made to the Policy Account Value.

SUICIDE EXCLUSION

In the event of the Insured's suicide within two years from the Issue Date of the Policy (except where state law requires a shorter period) NLICA's liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any partial withdrawals.

If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit, the amount which NLICA will pay with respect to the increase will be the Monthly Deductions for the cost of insurance attributable to such increase and the expense charge for the increase.

ASSIGNMENTS

The Owner may assign any and all rights under the Policy. No assignment binds NLICA unless in writing and received by NLICA at its Service Center. NLICA assumes no responsibility for determining whether an assignment is valid and the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A

Beneficiary may not commute, encumber, or alienate Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

BENEFICIARY

The Beneficiary is designated in the Application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to NLICA. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.

CHANGE OF OWNER OR BENEFICIARY

As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to NLICA. If two or more persons are named as Beneficiaries, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by NLICA. NLICA will not be responsible for any payment made or action taken before it receives the written request. A change in the Policy's ownership may have Federal income tax consequences.

PREMIUM CLASSES

NLICA currently places each Insured into one of three standard Premium
Classes -- preferred, nonsmoker, and smoker -- or into a Premium Class with extra ratings. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with extra ratings. The preferred Premium Class is only available if the Face Amount equals or exceeds $100,000. Nonsmoking Insureds generally will incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class. Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.

Since the nonsmoker designation is not available for Insureds under Attained Age 21, shortly before an Insured attains age 21, NLICA may notify the Insured about possible classification as a nonsmoker. If the Insured does not qualify as a nonsmoker or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.

LOAN INTEREST

INTEREST RATE CHARGED. Interest is due at the end of each Policy Year. If interest is not paid when due, it is added to the loan balance and bears interest at the same rate beginning 23 days after the Policy Anniversary. Unpaid interest is allocated based on the Owner's written instructions. If there are no written instructions or the Policy Account Value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is allocated based on the proportion that the Guaranteed Account value and the value of the Subaccounts under a Policy bear to the total unloaned Policy Account Value.

ALLOCATION OF LOAN COLLATERAL. NLICA will deduct the collateral for a Policy loan from the Subaccounts and/or the Guaranteed Account based upon the proportion that the value of the Subaccounts and/or the Guaranteed Account Value bear to the total unloaned Policy Account Value, and transfer this amount to the Loan Account. The collateral is recalculated: (a) when loan interest is repaid or added to loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.

EFFECT OF POLICY LOANS

Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be. The Death Proceeds will be reduced by the amount of any outstanding Policy loan.

ALLOCATIONS OF POLICY ACCOUNT VALUE AND SUBSEQUENT PREMIUM PAYMENTS

A special method is used to allocate a portion of the existing Policy Account Value to an increase in Face Amount and to allocate subsequent premium payments between the Initial Face Amount and the increase. The Policy Account Value is allocated according to the ratio between the Guideline Annual Premium for the Initial Face Amount and the Guideline Annual Premium for the total Face Amount on the effective date of the increase before any deductions are made. For example, if the Guideline Annual Premium is equal to $4,500 before an increase and is equal to $6,000 after an increase, the Policy Account Value on the effective date of the increase would be allocated 75% ($4,500/$6,000) to the Initial Face Amount and 25% to the increase. Premium payments made on or after the effective date of the increase are allocated between the Initial Face Amount and the increase using the same ratio as is used to allocate the Policy Account Value. In the event there is more than one increase in Face Amount, Guideline Annual Premiums for each increment of Face Amount are used to allocate Policy Account Values and premium payments among the various increments of Face Amounts.

DELAYS IN PAYMENTS OF POLICY BENEFITS

Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after NLICA receives proof of the Insured's death at its Service Center and all other requirements are satisfied. Insurance Proceeds will be paid in a single sum unless an alternative settlement option has been selected.

If Insurance Proceeds are payable in a single sum, interest at the annual rate of 3% or any higher rate declared by NLICA or required by law is paid on the Insurance Proceeds from the date of death until payment is made.

Any amounts payable as a result of surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of the payment request at NLICA's Service Center in a form satisfactory to NLICA.

Generally, the amount of a payment from the Subaccounts will be determined as of the date of receipt by NLICA of all required documents. However, NLICA may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of NLICA policyholders. As to amounts allocated to the Guaranteed Account, NLICA may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after NLICA receives a payment request at its Service Center. NLICA will allow interest, at a rate of 3% a year, on any payment NLICA defers for 30 days or more as described above.

If mandated under applicable law, NLICA may be required to reject a premium payment. NLICA may also be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or Death Benefits, until instructions are received from the appropriate regulator.

The Owner may decide the form in which proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a Settlement Option. If the Beneficiary is changed, any prior arrangements with respect to the Payment Option will be canceled.

DOLLAR-COST AVERAGING

If the Owner elects the Dollar-Cost Averaging program, specified dollar amounts will be systematically and automatically transferred, on a monthly basis, from a selected Subaccount to any other Subaccount or the Guaranteed Account. Transfers may not come from the Guaranteed Account. Dollar-Cost Averaging may be elected for a period of 6, 12, 18, 24, 30 or 36 months. To qualify for Dollar-Cost Averaging, the following minimum amount of Policy Account Value must be allocated to a Subaccount: 6 months -- $3,000; 12 months -- $6,000; 18 months -- $9,000; 24 months -- $12,000; 30 months -- $15,000; 36 months -- $18,000. At least $500 must be transferred from the Subaccount each month. The amount required to be allocated to the Subaccount can be made from an initial or subsequent investment or by transferring amounts into the Subaccount from the other Subaccounts or from the Guaranteed Account. Each monthly transfer is split among the Subaccounts or the Guaranteed Account based upon the percentages elected. Dollar-Cost Averaging may not be elected if Automatic Asset Rebalancing has been elected or if a Policy loan is outstanding.

Dollar-Cost Averaging may be elected in the Application or by completing an election form and returning it to NLICA by the beginning of the month. When an election form is received, Dollar-Cost Averaging will commence on the first Policy Processing Day after the later of (a) the Policy Date; (b) the 15-day period when premiums are allocated to the Money Market Subaccount in certain states; and (c) when the Subaccount value equals or exceeds the greater of the minimum amount stated above and the amount of the first monthly transfer.

Once Dollar-Cost Averaging transfers have commenced, they occur monthly on the Policy Processing Day until the specified number of transfers has been completed, or (a) a Policy loan is requested, (b) the Policy goes into the Grace Period, or (c) there is insufficient value in the Subaccount to make the transfer. The Owner may instruct NLICA in writing to cancel Dollar-Cost Averaging transfers at any time.

Transfers made under the Dollar-Cost Averaging program do not count toward the 12 transfers permitted each Policy Year without imposing the Transfer Charge. NLICA reserves the right to discontinue offering automatic transfers upon 30 days' written notice to the Owner. Written notice will be sent to the Owner confirming each transfer and when the Dollar-Cost Averaging program is terminated. The Owner and agent are responsible for reviewing the confirmation to verify that the transfers are being made as requested.

AUTOMATIC ASSET REBALANCING

If the Owner elects the Automatic Asset Rebalancing program, periodic transfers of Policy Account Value will be made among the Subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may be made in the Application or at any time after the Policy is issued by properly completing the election form and returning it to NLICA. The election may be revoked at any time. Rebalancing may be done quarterly or annually. Rebalancing terminates when the total value in the Subaccounts is less than $1,000; a transfer is made; a change is made to the current premium allocation instructions; or NLICA receives a written request to terminate the program. NLICA reserves the right to suspend Automatic Asset Rebalancing at any time, for any class of Policies, for any reason.

CHARGE DISCOUNTS FOR SALES TO CERTAIN POLICIES

The Policy is available for purchase by individuals, corporations, and other groups. NLICA may reduce or waive certain charges (such as the Premium Expense Charge, Surrender Charge, Monthly Administration Charge, Monthly Cost of Insurance Charge, or other charges) where the size or nature of such sales results in savings to NLICA with respect to sales, underwriting, administrative, or other costs. NLICA also may reduce or waive charges on Policies sold to officers, directors, and employees of NLICA or its affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.

Generally, NLICA reduces or waives charges based on a number of factors, including:

     - the number of Insureds;

     - the size of the group of purchasers;

     - the total premium expected to be paid;

     - total assets under management for the Owner;

     - the nature of the relationship among individual Insureds;

     - the purpose for which the Policies are being purchased;

     - the expected persistency of individual Policies; and

     - any other circumstances which are rationally related to the expected reduction in expenses.

Reductions or waivers of charges will not discriminate unfairly among Owners.

BENEFIT PAYABLE ON FINAL POLICY DATE

If the Insured is living on the Final Policy Date (at Insured's Attained Age
100), NLICA will pay the Owner the Policy Account Value less any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date.

SETTLEMENT OPTIONS

In lieu of a single sum payment on death or surrender, an election may be made to apply the Insurance Proceeds under any one of the fixed-benefit Settlement Options provided in the Policy. The options are briefly described below. Please refer to the Policy for more details. As part of NLICA's General Account assets, Settlement Options proceeds may be subject to claims of creditors.

Proceeds at Interest Option. Left on deposit to accumulate with NLICA with interest payable at a rate of at least 3% per year.

Installments of a Specified Amount Option. Payable in equal installments of the amount elected with NLICA's consent at 12, 6, 3, or 1 month intervals, as elected until Insurance Proceeds applied under the Option and interest on the unpaid balance at 3% per year and any additional interest are exhausted.

Installments for a Specified Period Option. Payable in the number of equal monthly installments set forth in the election. Payments may be increased by additional interest which would increase the installments certain. The guaranteed interest rate is 3% per year.

Life Income Option. Payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the Insurance Proceeds applied under the Option are exhausted, as elected.

Joint and Survivor Life Income. Payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months, as elected.

NLICA may also agree to other arrangements, including those that offer check-writing capabilities with non-guaranteed interest rates.

POLICY TERMINATION

The Policy will terminate on the earliest of: (a) the Final Policy Date; (b) the end of the Grace Period without a sufficient payment; (c) the date the Insured dies; or (d) the date the Policy is surrendered.

                        SUPPLEMENTAL BENEFITS AND RIDERS

LONG-TERM CARE BENEFIT RIDERS

NLICA offers the following three long-term care benefit riders:

     - Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider")

     - Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider")

     - Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider")

If the Owner elects to add the LTC Acceleration Rider to the Policy, the Owner must also add the LTC Waiver Rider, while the Owner may also add the LTC Extended Rider. The Owner cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.

The riders have conditions that may affect other rights and benefits that the Owner has under the Policy. For example, NLICA restricts the ability of the Owner to allocate premiums and Policy Account Value to the Separate Account while benefits are being paid. In addition, each rider imposes a separate monthly charge that will be deducted from the Policy Account Value as part of the Monthly Deduction.

Owners residing in states that have approved the Long-Term Care Benefit riders may generally elect to add them to their Policy at any time, subject to NLICA receiving satisfactory additional Evidence of Insurability and increasing the Face Amount. The Long-Term Care Benefit riders are not yet available in all states and the terms under which they are available may vary from state-to-state. There is no assurance that the Long-Term Care Benefit riders will be approved in all states or that they will be approved under the terms described herein.

These riders may not cover all of the long-term care expenses incurred by the Insured during the period of coverage. Each rider contains specific details that the Owner should review before adding the rider to the Policy. The Owner should consult a tax adviser before adding the LTC Acceleration Rider or the LTC Extended Rider to the Policy.

1.  LONG-TERM CARE ACCELERATION BENEFIT RIDER

Operation of the Long-Term Care Acceleration Benefit Rider. The LTC Acceleration Rider provides for periodic payments to the Owner of a portion of the Death Benefit if the Insured becomes "chronically ill" so that the Insured:

(1) Is unable to perform at least 2 activities of daily living without substantial human assistance for a period of at least 90 days due to a loss of functional capacity, or

(2) Requires substantial supervision to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.

Benefits under this rider will not begin until NLICA receives proof that the Insured is chronically ill and 90 calendar days have elapsed since receiving "qualified long-term care service" as defined in the rider, while the Policy was in force (the "elimination period"). The Owner must continue to submit periodic evidence of the Insured's continued eligibility for rider benefits.

NLICA determines a maximum amount of Death Benefit that NLICA will pay for each month of qualification. This amount, called the "Maximum Monthly Benefit," is the acceleration death Benefit, as defined in the rider, divided by the minimum months of acceleration benefits stated in the Policy schedule. The actual amount of any Benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. Expenses incurred during the elimination period, however, are excluded from any determination of a Benefit.

Each Benefit payment reduces the remaining Death Benefit under the Policy, and causes a proportionate reduction in the Face Amount, Policy Account Value, and Surrender Charge. If the Owner has a Policy loan, NLICA will use a portion of each Benefit to repay indebtedness. NLICA will recalculate the Maximum Monthly Benefit if the Owner makes a partial withdrawal of Policy Account Value, and for other events described in the rider.

Restrictions on Other Rights and Benefits. Before NLICA begins paying any benefits, NLICA will transfer all Policy Account Value from the Separate Account to the Guaranteed Account. In addition, the Owner will not be permitted to transfer Policy Account Value or allocate any additional premiums to the Separate Account while rider benefits are being paid. The Owner's participation in any of the automatic investment plans (such as Dollar-Cost Averaging) will also be suspended during this period. If the Death Benefit on the Policy is Option B, NLICA will change it to Option A.

If the Insured no longer qualifies for rider benefits, is not chronically ill, and the Policy remains in force, the Owner will be permitted to allocate new premiums or transfer existing Policy Account Value to the Separate Account, and to change the Death Benefit Option. NLICA will waive restrictions on transfers from the Guaranteed Account to the Separate Account in connection with such transfers.

Charges for the Rider. The LTC Acceleration Rider imposes a monthly charge on the Net Amount at Risk under the Policy. This charge is at a rate that varies based on the age and sex of the Insured, and increases annually as the Insured ages. NLICA may increase the rates for this charge on a class basis. Once NLICA begins to pay benefits, the LTC Acceleration Rider waives this charge until the Insured no longer qualifies for rider benefits and is not chronically ill.

Termination of the Rider. The rider will terminate when the acceleration death Benefit is zero, the Policy terminates, or the Owner requests to terminate the rider.

2.  LONG-TERM CARE WAIVER BENEFIT RIDER

Operation of the Long-Term Care Waiver Benefit Rider. After the elimination period noted above, the LTC Waiver Rider provides for the payment of monthly premiums (equal on an annual basis to the Minimum Annual Premium specified on the Policy schedule) up to the date specified in the Policy schedule, and the waiver of Monthly Deductions after that date. This rider also provides a residual death Benefit. The LTC Waiver Rider is nonseverable from the LTC Acceleration Rider.

Charges for the Rider. The LTC Waiver Rider imposes a monthly charge on the Net Amount at Risk under the Policy. This charge is at a rate that varies based on the age and sex of the Insured, and increases annually as the Insured ages.

Termination of the Rider. The LTC Waiver Rider will terminate when the Policy terminates (other than as a result of the complete payment of the Death Benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the Death Benefit through acceleration payments), or on the Policy Anniversary when the Insured's Attained Age is 100.

3.  LONG-TERM CARE EXTENDED INSURANCE BENEFIT RIDER

Operation of the Long-Term Care Extended Insurance Benefit Rider. Following the full payment of the acceleration death benefit provided under the LTC Acceleration Rider, the LTC Extended Rider provides for periodic reimbursements of expenses incurred for qualified long-term care services, as defined in the rider. There is no new elimination period under this rider if benefits are continuous. The Owner must continue to submit periodic evidence of the Insured's eligibility for rider benefits.

NLICA determines a maximum amount of benefit that NLICA will pay for each month of qualification. This amount, called the "Maximum Monthly Benefit," is the rider coverage amount divided by the minimum months of acceleration benefits shown on the Policy schedule. The actual amount of any Benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. The LTC Extended Rider also offers an optional nonforfeiture Benefit and an optional inflation Benefit.

Charges for the Rider. The LTC Extended Rider imposes a monthly charge on the coverage amount of the rider. This charge is level for the duration of the rider and based on the age of the Insured when the rider is issued. If the Owner increases the rider coverage amount, a new charge based on the age of the Insured at that time will apply to the increase. NLICA may increase the rates for this charge on a class basis. Once NLICA begins to pay benefits under the LTC Acceleration Rider, NLICA waives this charge until the Insured no longer qualifies for benefits under the LTC Acceleration Rider or the LTC Extended Rider and is not chronically ill.

Termination of the Rider. The LTC Extended Rider will terminate when benefits under the rider have been fully paid, when the Policy terminates (other than as a result of the complete payment of the Death Benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the Death Benefit through acceleration payments), or the Owner requests to terminate the rider.

ACCELERATED DEATH BENEFIT RIDER

Owners residing in states that have approved the Accelerated Death Benefit rider (the "ADB rider") may generally elect to add it to their Policy at any time, subject to NLICA receiving satisfactory additional Evidence of Insurability. The ADB rider is not yet available in all states and the terms under which it is available may vary from state-to-state. There is no assurance that the ADB rider will be approved in all states or that it will be approved under the terms described herein.

The ADB rider permits the Owner to receive, at his or her request and upon approval by NLICA, an accelerated payment of part of the Policy's Death Benefit generally when the Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months. For Owners who elected the ADB rider prior to November 13, 2001 (or such other date pursuant to state availability), the ADB rider also permits the Owner to receive this accelerated payment if the Insured has been confined to a Nursing Care Facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.

There is no charge for adding the ADB rider to a Policy. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid.

Tax Consequences of the ADB Rider. The Federal income tax consequences associated with adding the ADB rider or receiving the accelerated death benefit are uncertain. Accordingly, Owners should consult a tax adviser before adding the ADB rider to a Policy or requesting an accelerated death benefit.

Amount of the Accelerated Death Benefit. The ADB rider provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the Eligible Death Benefit less 25% of any outstanding Policy loans and accrued interest. The ADB rider also restricts the total of the accelerated death benefits paid from all life insurance policies issued to an Owner by NLICA and its subsidiaries to $250,000. This $250,000 maximum may be increased, as provided in the ADB rider, to reflect inflation. The term Eligible Death Benefit under the ADB rider means:

The Insurance Proceeds payable under a Policy if the Insured died at the time a claim for an accelerated death benefit is approved by NLICA, minus:

     1.  any dividend accumulations;

     2.  any dividends due and not paid;

     3.  any dividend payable at death if the Insured died at such time;

     4.  any Premium Refund payable at death if the Insured died at such time;
and

     5. any insurance payable under the terms of any other rider attached to a Policy.

An Owner must submit written notice to request the accelerated death benefit. The Owner may only request the accelerated death benefit once, except additional accelerated death benefits may be requested to pay premiums and Policy loan interest. There are no restrictions on the Owner's use of the benefit. An Owner may elect to receive the accelerated death benefit as a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Insurance Proceeds at death under the Policy will be paid to the Beneficiary in a lump sum.

Conditions for Receipt of the Accelerated Death Benefit. In order to receive an accelerated death benefit payment, a Policy must be in force other than as Extended Term Insurance and an Owner must submit Due Proof of Eligibility and a completed claim form to NLICA at its Service Center. Due Proof of Eligibility means a written certification (described more fully in the ADB rider) in a form acceptable to NLICA, from a treating physician stating that the Insured has a Terminal Illness or, if applicable, is expected to be permanently confined to a Nursing Care Facility.

NLICA may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. NLICA will not approve a claim for an accelerated death benefit payment if a Policy is assigned in whole or in part, if the Terminal Illness or Permanent Confinement is the result of intentionally self-inflicted injury or if the Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit.

Operation of the ADB Rider. The accelerated death benefit is made in the form of a Policy loan up to the amount of the maximum loan available under a Policy at the time the claim is approved, resulting in a Policy loan being made in the amount of the requested benefit. This Policy loan operates as would any loan under the Policy.

To the extent that the amount of the requested accelerated death benefit exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the Death Benefit payable under the Policy (the "death benefit lien") in the amount of this advance. Interest will accrue daily, at a rate determined as described in the ADB rider, on the amount of this advance and upon the death of the Insured the amount of the advance and accrued interest thereon will be subtracted from the amount of Insurance Proceeds at Death.

Effect on Existing Policy. The Insurance Proceeds at Death otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. In addition, if the Owner makes a request for a surrender, a Policy loan or a withdrawal, the Policy's Net Cash Surrender Value and loan value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the loan value being reduced to zero.

Premiums and Policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future Periodic Planned Premiums and Policy loan interest may be paid automatically through additional accelerated death benefits.

In addition to lapse under the applicable provisions of the Policy, a Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at Death.

OTHER RIDERS

In addition to the ADB rider and Long-Term Care Benefit riders, the following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. The cost of each rider is included in the monthly deduction.

Disability Waiver Benefit. A Disability Waiver Benefit rider provides that in the event of the Insured's total disability before Attained Age 60 and continuing for at least six months, NLICA will apply a premium payment to the Policy on each Policy Processing Day during the first two Policy Years (the amount of the payment will be based on the Minimum Annual Premium). NLICA will also waive all Monthly Deductions after the commencement of and during the continuance of such total disability after the first two Policy Years.

Disability Waiver of Premium Benefit. A Policy may include the Disability Waiver of Premium Benefit rider that provides that, in the event of the Insured's total disability before Attained Age 60 and continuing for at least 180 days, NLICA will apply a premium payment to the Policy on each Policy Processing Day prior to Insured's Attained Age 65 and while the Insured remains totally disabled.

At the time of application, a monthly benefit amount is selected by the Owner. This amount is generally intended to reflect the amount of the premiums expected to be paid monthly. In the event of Insured's total disability the amount of the premium payment applied on each Policy Processing Day will be the lesser of: (a) the monthly benefit amount; or (b) the monthly average of the premium payments less partial withdrawals for the Policy since its Policy Date. An Owner cannot elect this rider and another disability waiver benefit rider with the same Policy.

This supplementary benefit must be selected at the time of application and cannot be added after issue. However, for Policies issued prior to the date the Disability Waiver of Premium Benefit Rider is approved in a particular state, the Rider can be added as a supplementary benefit to the Policy within 6 months after state approval. NLICA reserves the right to require Evidence of Insurability to add this rider to an existing Policy.

Change of Insured. A Change of Insured rider permits the Owner to change the Insured, subject to certain conditions and Evidence of Insurability. The Monthly Deduction for the cost of insurance is adjusted to that for the New Insured as of the effective date of the change. A change of Insured is a taxable event.

Children's Term Rider. A Children's Term Insurance rider provides level term insurance on each insured child until the earlier of age 25 of the child or the Policy Anniversary nearest the Insured's 65th birthday. When the term insurance expires on the life of an insured child, it may be converted without Evidence of Insurability to a whole life policy providing a level Face Amount of insurance and a level premium. The new policy may be up to five times the amount of the term insurance. The rider is issued to provide between $5,000 and $15,000 of term insurance on each insured child. Each insured child under a rider will have the same amount of insurance. This rider must be selected at the time of application for the Policy or an increase in Face Amount.

Other Insured Convertible Term Life Insurance. An Other Insured Convertible Term Life Insurance rider provides additional term insurance on an insured other than the Insured, on whom the Insured has an insurable interest. This rider will terminate at the earlier of Attained Age 100 (80 in New York) of the Other Insured or at the termination or maturity of the Policy. If the Policy is extended by the Final Policy

Date Extension rider, the Convertible Term Life Insurance rider will terminate on the original maturity date.

Final Policy Date Extension. A Final Policy Date Extension rider extends the Final Policy Date of a Policy 20 years from the original Final Policy Date. It may only be added on or after the anniversary nearest the Insured's 90th birthday. There is no charge for adding this rider. The Death Benefit after the original Final Policy Date will be the Policy Account Value. All other riders attached and in effect on the original Final Policy Date will terminate on the original Final Policy Date.

The tax consequences of (1) adding a Final Policy Date Extension rider to the Policy, and (2) the Policy continuing in force after the Insured's 100th birthday are uncertain. Prospective Owners and Owners considering the addition of a Final Policy Date Extension to a Policy should consult their own legal or other advisors as to such consequences.

                                 ILLUSTRATIONS

NLICA may provide illustrations for Death Benefit, Policy Account Value, and Net Cash Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. An Owner's rates of return and insurance charges may be higher or lower than these illustrations. The actual return on the Policy Account Value will depend on factors such as the amounts allocated to particular Portfolios, the amounts deducted for the Policy's monthly charges, the Portfolios' expense ratios, and the Policy loan and partial withdrawal history.

Before a prospective Owner purchases the Policy and upon request thereafter, NLICA will provide illustrations of future benefits under the Policy based upon the proposed Insured's Issue Age and Premium Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums, and riders requested. NLICA reserves the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

                                PERFORMANCE DATA

HYPOTHETICAL ILLUSTRATIONS

In order to demonstrate how the actual investment performance of the Portfolios could have affected the Death Benefit, Policy Account Value, and Net Cash Surrender Value of the Policy, NLICA may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The values NLICA illustrates for Death Benefit, Policy Account Value, and Net Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account and the Portfolios.

YIELDS AND TOTAL RETURNS

From time to time, NLICA may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio. A Portfolio's performance reflects the Portfolio's expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. ("Lipper") and Variable

Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, NLICA also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

NLICA may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Owners also should refer to their personalized illustrations which illustrate variations of the Death Benefit, Policy values, and accumulated payments under the Policy.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Money Market Subaccount refers to the annualized investment income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one accumulation unit in the Money Market Subaccount at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Policy which are attributable to the hypothetical account. For purposes of calculating current yields for a Policy, an average per unit administration fee is used based on the $[17.50] current Initial Administrative Charge and a $[7.50] current Monthly Administrative Charge deducted monthly on the Policy Processing Day.

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market Portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

The current yield and effective yield for the Money Market Subaccount for the
seven days ended December 31, 2002 were [     ]% and [     ]%, respectively.

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Policies funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 10 years, NLICA will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Policy fees and charges assumed to apply to all Policy Owners, including the Percent of Premium Sales Charge, Initial Administrative Charge, Monthly Administrative Charge, Mortality and Expense Risk Charge, and Zero Coupon Bond Subaccount Asset Charge ("Common Charges"). However, charges such as Surrender Charges, and Cost of Insurance Charges, which are based on certain factors, such as sex, Issue Age or actual age, Premium Class, Policy Year, Face Amount, or Monthly Deductions, and which therefore vary with each Policy, are not reflected in average annual total returns, nor are the premium tax charge or any charges assessed on withdrawal, transfer, or increase in Face Amount ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER.

Because of the charges and deductions imposed under a Policy, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. The Funds have provided all performance information for the Portfolios, including the Portfolio total value information used to calculate the total returns of the Subaccounts for periods prior to the inception of the Subaccounts. Market Street Fund is affiliated with NLICA; none of the other Funds is affiliated with NLICA. While NLICA has no reason to doubt the accuracy of the figures provided by these non-affiliated Funds, NLICA does not represent that they are true and complete, and disclaim all responsibility for these figures.

PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH SUBACCOUNT WILL FLUCTUATE ON A DAILY BASIS. The following table shows average annual total return performance information based on the periods that the Subaccounts have been in existence, adjusted to reflect only Common Charges. Non-Common Charges are not reflected in the rates of return shown below. IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. The results for any period prior to the Policy being offered are calculated as if the Policy had been offered during that period of time. These rates of return are not estimates, projections or guarantees of future performance.

---------------------------------------------------------------------------------------------------------
                                                                                                FROM THE
                                           FOR THE 1-YEAR   FOR THE 5-YEAR   FOR THE 10-YEAR    DATE OF
                                            PERIOD ENDED     PERIOD ENDED     PERIOD ENDED     SUBACCOUNT
SUBACCOUNT (INCEPTION DATE OF SUBACCOUNT)     12/31/02         12/31/02         12/31/02       INCEPTION
---------------------------------------------------------------------------------------------------------
 MARKET STREET FUND
---------------------------------------------------------------------------------------------------------
  All Pro Broad Equity Portfolio (    )
---------------------------------------------------------------------------------------------------------
  All Pro Large Cap Growth Portfolio
  (    )
---------------------------------------------------------------------------------------------------------
  All Pro Large Cap Value Portfolio
  (    )
---------------------------------------------------------------------------------------------------------
  All Pro Small Cap Growth Portfolio
  (    )
---------------------------------------------------------------------------------------------------------
  All Pro Small Cap Value Portfolio
  (    )
---------------------------------------------------------------------------------------------------------
  International Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Equity 500 Index Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Mid Cap Growth Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Balanced Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Bond Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Money Market Portfolio (    )
---------------------------------------------------------------------------------------------------------
 THE ALGER AMERICAN FUND
---------------------------------------------------------------------------------------------------------
  Small Capitalization Portfolio (    )
---------------------------------------------------------------------------------------------------------
 AMERICAN CENTURY VARIABLE PORTFOLIOS,
  INC.
---------------------------------------------------------------------------------------------------------
  VP International (    )
---------------------------------------------------------------------------------------------------------
  VP Ultra(R) (    )
---------------------------------------------------------------------------------------------------------
  VP Value (    )
---------------------------------------------------------------------------------------------------------
 DREYFUS VARIABLE INVESTMENT FUND
  (INITIAL SHARES)
---------------------------------------------------------------------------------------------------------
  Appreciation Portfolio (    )
---------------------------------------------------------------------------------------------------------
 FIDELITY VARIABLE INSURANCE PRODUCTS
  (INITIAL CLASS)
---------------------------------------------------------------------------------------------------------
  Equity-Income Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Growth Portfolio (    )
---------------------------------------------------------------------------------------------------------
  High Income Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Overseas Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Asset Manager(SM) Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Contrafund(R) Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Investment Grade Bond Portfolio (    )
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                                FROM THE
                                           FOR THE 1-YEAR   FOR THE 5-YEAR   FOR THE 10-YEAR    DATE OF
                                            PERIOD ENDED     PERIOD ENDED     PERIOD ENDED     SUBACCOUNT
SUBACCOUNT (INCEPTION DATE OF SUBACCOUNT)     12/31/02         12/31/02         12/31/02       INCEPTION
---------------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES (SERVICE SHARES)
---------------------------------------------------------------------------------------------------------
  Capital Appreciation Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Global Technology Portfolio (    )
---------------------------------------------------------------------------------------------------------
  International Growth Portfolio (    )
---------------------------------------------------------------------------------------------------------
 MERRILL LYNCH ZERO UST SECURITIES FUND
---------------------------------------------------------------------------------------------------------
  Zero Coupon 2006 Portfolio
---------------------------------------------------------------------------------------------------------
 NEUBERGER BERMAN ADVISERS MANAGEMENT
  TRUST
---------------------------------------------------------------------------------------------------------
  Limited Maturity Bond Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Partners Portfolio (    )
---------------------------------------------------------------------------------------------------------
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
---------------------------------------------------------------------------------------------------------
  Capital Appreciation Fund/VA (    )
---------------------------------------------------------------------------------------------------------
  Global Securities Fund/VA (    )
---------------------------------------------------------------------------------------------------------
  Main Street Growth & Income Fund/VA
   (    )
---------------------------------------------------------------------------------------------------------
 STRONG OPPORTUNITY FUND II, INC.
---------------------------------------------------------------------------------------------------------
  Strong Opportunity Fund II (    )
---------------------------------------------------------------------------------------------------------
 STRONG VARIABLE INSURANCE FUNDS, INC.
---------------------------------------------------------------------------------------------------------
  Strong Mid Cap Growth Fund II (    )
---------------------------------------------------------------------------------------------------------
 VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------
  Worldwide Bond Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Worldwide Emerging Markets Portfolio
   (    )
---------------------------------------------------------------------------------------------------------
  Worldwide Hard Assets Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Worldwide Real Estate Portfolio (    )
---------------------------------------------------------------------------------------------------------
  International Growth Portfolio (    )
---------------------------------------------------------------------------------------------------------

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Policy charges currently in effect.

The following table shows average annual total return performance information based on the periods that the underlying Portfolios have been in existence, adjusted to reflect only Common Charges. Non-Common Charges are not reflected in the rates of return shown below. IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. The results for any period prior to the Policy being offered are calculated as if the Policy had been offered during that period of time. These rates of return are not estimates, projections or guarantees of future performance.

---------------------------------------------------------------------------------------------------------
                                                                                                FROM THE
                                            FOR THE 1-YEAR   FOR THE 5-YEAR   FOR THE 10-YEAR    DATE OF
                                             PERIOD ENDED     PERIOD ENDED     PERIOD ENDED     PORTFOLIO
 PORTFOLIO (INCEPTION DATE OF PORTFOLIO)       12/31/02         12/31/02         12/31/02       INCEPTION
---------------------------------------------------------------------------------------------------------
 MARKET STREET FUND
---------------------------------------------------------------------------------------------------------
  All Pro Broad Equity Portfolio(    )
---------------------------------------------------------------------------------------------------------
  All Pro Large Cap Growth Portfolio(    )
---------------------------------------------------------------------------------------------------------
  All Pro Large Cap Value Portfolio(    )
---------------------------------------------------------------------------------------------------------
  All Pro Small Cap Growth Portfolio(    )
---------------------------------------------------------------------------------------------------------
  All Pro Small Cap Value Portfolio(    )
---------------------------------------------------------------------------------------------------------
  International Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Equity 500 Index Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Mid Cap Growth Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Balanced Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Bond Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Money Market Portfolio (    )
---------------------------------------------------------------------------------------------------------
 THE ALGER AMERICAN FUND
---------------------------------------------------------------------------------------------------------
  Small Capitalization Portfolio (    )
---------------------------------------------------------------------------------------------------------
 AMERICAN CENTURY VARIABLE PORTFOLIOS,
  INC.
---------------------------------------------------------------------------------------------------------
  VP International (    )
---------------------------------------------------------------------------------------------------------
  VP Ultra(R) (    )
---------------------------------------------------------------------------------------------------------
  VP Value (    )
---------------------------------------------------------------------------------------------------------
 DREYFUS VARIABLE INVESTMENT FUND (INITIAL
  SHARES)
---------------------------------------------------------------------------------------------------------
  Appreciation Portfolio (    )
---------------------------------------------------------------------------------------------------------
 FIDELITY VARIABLE INSURANCE PRODUCTS
  (INITIAL CLASS)
---------------------------------------------------------------------------------------------------------
  Equity-Income Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Growth Portfolio (    )
---------------------------------------------------------------------------------------------------------
  High Income Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Overseas Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Asset Manager(SM) Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Contrafund(R) Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Investment Grade Bond Portfolio (    )
---------------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES (SERVICE SHARES)
---------------------------------------------------------------------------------------------------------
  Capital Appreciation Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Global Technology Portfolio (    )
---------------------------------------------------------------------------------------------------------
  International Growth Portfolio (    )
---------------------------------------------------------------------------------------------------------
 MERRILL LYNCH ZERO UST SECURITIES FUND
---------------------------------------------------------------------------------------------------------
  Zero Coupon 2006 Portfolio
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                                FROM THE
                                            FOR THE 1-YEAR   FOR THE 5-YEAR   FOR THE 10-YEAR    DATE OF
                                             PERIOD ENDED     PERIOD ENDED     PERIOD ENDED     PORTFOLIO
 PORTFOLIO (INCEPTION DATE OF PORTFOLIO)       12/31/02         12/31/02         12/31/02       INCEPTION
---------------------------------------------------------------------------------------------------------
 NEUBERGER BERMAN ADVISERS MANAGEMENT
  TRUST
---------------------------------------------------------------------------------------------------------
  Limited Maturity Bond Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Partners Portfolio (    )
---------------------------------------------------------------------------------------------------------
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
---------------------------------------------------------------------------------------------------------
  Capital Appreciation Fund/VA (    )
---------------------------------------------------------------------------------------------------------
  Global Securities Fund/VA (    )
---------------------------------------------------------------------------------------------------------
  Main Street Growth & Income Fund/VA
   (    )
---------------------------------------------------------------------------------------------------------
 STRONG OPPORTUNITY FUND II, INC.
---------------------------------------------------------------------------------------------------------
  Strong Opportunity Fund II (    )
---------------------------------------------------------------------------------------------------------
 STRONG VARIABLE INSURANCE FUNDS, INC.
---------------------------------------------------------------------------------------------------------
  Strong Mid Cap Growth Fund II (    )
---------------------------------------------------------------------------------------------------------
 VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------
  Worldwide Bond Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Worldwide Emerging Markets Portfolio
   (    )
---------------------------------------------------------------------------------------------------------
  Worldwide Hard Assets Portfolio (    )
---------------------------------------------------------------------------------------------------------
  Worldwide Real Estate Portfolio (    )
---------------------------------------------------------------------------------------------------------

                               STANDARD & POOR'S

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by NLICA and the Market Street Fund ("Market Street"). Neither the Policy nor the Equity 500 Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

S&P makes no representation or warranty, express or implied, to the Owners of the Policy and the Equity 500 Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Policy and the Equity 500 Index Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to NLICA and Market Street is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to NLICA, Market Street, the Policy, or the Equity 500 Index Portfolio. S&P has no obligation to take the needs of NLICA, Market Street, or the Owners of the Policy or the Equity 500 Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the Equity 500 Index Portfolio or the timing of the issuance or sale of the Policy or the Equity 500 Index Portfolio or in the determination or calculation of the equation by which the Policy or the Equity 500 Index Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the Equity 500 Index Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY NLICA, MARKET STREET, OWNERS OF THE POLICY AND THE EQUITY 500 INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY

DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             ADDITIONAL INFORMATION

IMSA

NLICA is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

POTENTIAL CONFLICTS OF INTEREST

Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with NLICA or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interest of Owners, whose Policy Account Values are allocated to the Subaccounts, and of owners of other contracts or policies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios. Shares of some of the Funds may also be sold directly to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended. As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, NLICA will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Internal Revenue Code of 1986, as amended. For EBS Policies, the maximum mortality rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower Federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies, are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.

SAFEKEEPING OF ACCOUNT ASSETS

NLICA holds the Separate Account's assets physically segregated and apart from the general account. NLICA maintains records of all purchases and sale of Portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering NLICA's officers and employees has been issued by Continental Casualty Company (a subsidiary of CNA).

POLICY REPORTS

At least once each Policy Year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Policy Account Value, the Guaranteed Account Value, the Loan Account Value, the value in each Subaccount, premiums paid since the last report, charges deducted since the last report, any partial withdrawals since the last report, and the current Net Cash Surrender Value. At the present time, NLICA plans to send these Policy Statements on a quarterly basis. In addition, a statement will be sent to an Owner showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing of Policy Account Value), the taking of a loan, a repayment of a loan, a partial withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan). An Owner may request that a similar report be prepared at other times. NLICA may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.

An Owner will be sent a semi-annual report containing the financial statements of each Portfolio in which he or she is invested.

RECORDS

NLICA will maintain all records relating to the Separate Account and the Guaranteed Account at the Service Center.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws.

EXPERTS

The Financial Statements at December 31, 2002 and for the period ended December 31, 2002 have been included in this SAI, which is a part of the registration statement, in reliance on the reports of KPMG LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. The Financial Statements at December 31, 2001 and 2000 and for each of the two years in the period ended December 31, 2001 have been included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Actuarial matters included in the Prospectus and/or SAI have been examined by Scott V. Carney, FSA, MAAA, Senior Vice President and Actuary of NLICA.

ADDITIONAL INFORMATION ABOUT THE COMPANY

NLICA is a stock life insurance company chartered by the Commonwealth of Pennsylvania in 1865. NLICA is subject to regulation by the Insurance Department of the Commonwealth of Pennsylvania, as well as by the insurance departments of all other states and jurisdictions in which it conducts business. NLICA is engaged in the business of issuing life insurance policies and annuity contracts, and is currently licensed to do business in 50 states, Puerto Rico, and the District of Columbia.

On October 1, 2002, Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) converted from a mutual insurance company to a stock insurance company and became a wholly-owned subsidiary of Nationwide Financial Services, Inc. ("Nationwide Financial"), pursuant to the terms of a sponsored demutualization. Nationwide Financial, a company whose Class A shares of common stock are traded on the New York Stock Exchange, is an indirect majority-owned subsidiary of Nationwide Corporation, and is the holding company of Nationwide Life Insurance Company and other companies that comprise the retirement savings operations of the Nationwide group of companies.

NLICA submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it conducts business. NLICA has filed the Policy with insurance officials in those jurisdictions in which the Policy is sold.

NLICA intends to reinsure a portion of the risks assumed under the Policies.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

The All Pro Broad Equity (formerly Growth), International, Mid Cap Growth (formerly Aggressive Growth), Balanced (formerly Managed), Bond, Zero Coupon Bond, and Money Market Subaccounts were originally established as separate investment accounts under the provisions of Pennsylvania Insurance Law. On April 30, 1999, the assets of the Provident Mutual Managed Separate Account were transferred to a newly established subaccount of the Separate Account with the corresponding name, and the Provident Mutual Managed Separate Account ceased to exist. On May 1, 2000, the assets of the Provident Mutual Variable International Separate Account, Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account and Provident Mutual Variable Money Market Separate Account were transferred to corresponding new subaccounts of the Separate Account, as shown in the table below. These separate investment accounts then ceased to exist and the Separate Account changed its name from Provident Mutual Variable Separate Account to Provident Mutual Variable Life Separate Account. On October 1, 2002, in connection with the sponsored demutualization (whereby Provident Mutual Life Insurance Company converted from a mutual insurance company to a stock insurance company, became a wholly-owned subsidiary of Nationwide Financial, and changed its name to Nationwide Life Insurance Company of America), the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1.

NEW SUBACCOUNT                                            FORMER SEPARATE ACCOUNT
--------------                                 ---------------------------------------------
All Pro Broad Equity (formerly Growth)
  Subaccount.................................  Provident Mutual Variable Growth Separate
                                               Account
International Subaccount.....................  Provident Mutual Variable International
                                               Separate Account
Mid Cap Growth (formerly Aggressive Growth)
  Subaccount.................................  Provident Mutual Variable Aggressive Growth
                                               Separate Account
Bond Subaccount..............................  Provident Mutual Variable Bond Separate
                                               Account
Zero Coupon Bond Subaccount..................  Provident Mutual Variable Zero Coupon Bond
                                               Separate Account
Money Market Subaccount......................  Provident Mutual Variable Money Market
                                               Separate Account

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the Prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

FINANCIAL STATEMENTS

This SAI contains the audited statements of assets and liabilities of the Separate Account as of December 31, 2002 and the related statements of operations and statements of changes in net assets for the period then ended. KPMG LLP, [ADDRESS], served as independent accountants for the Separate Account for the periods reported in these statements and continues to serve as independent accountants for the Separate Account.

This SAI also contains audited statements of operations and statements of changes in net assets of the Separate Account for each of the two years in the period ended December 31, 2001. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia PA 19103, served as independent accountants for the Separate Account for the periods reported in these statements.

NLICA's statements of financial condition as of December 31, 2002 and 2001 and the related statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 2002, which are included in this SAI, should be considered only as bearing on the NLICA's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                     PART C

                               OTHER INFORMATION

Item 27.  Exhibits

 1. Board of Directors Resolutions

                                 EXHIBIT INDEX

EXHIBITS

     a) Resolution adopted by the Board of Directors of Provident Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, and Provident Mutual Variable Zero Coupon Bond Separate Account(1)

     b) Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Aggressive Growth Separate Account(1)

     c) Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable International Separate Account(1)

     d) Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Separate Account(1)

     e) Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Subaccounts of Provident Mutual Variable Separate Account(1)

     f) Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Subaccounts of Provident Mutual Variable Separate Account(1)

     g) Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Life Separate Account(3)

     h) Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Reorganization of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account, Provident Mutual Variable Separate Account(3)

     i) Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Life Separate Account(9)

     j) Resolution of the Board of Directors of Provident Mutual Life Insurance Company authorizing the filing of Registration Statements and Post-Effective Amendments(6)

     k) Resolution of the Board of Directors of Nationwide Life Insurance Company of America Approving Creation of Additional Subaccounts of Nationwide Provident VLI Separate Account 1(11)

 2. Custodian Agreements. Not applicable.

 3. Underwriting Contracts

     a)  Underwriting Agreement(1)

     b)  Amendment to Underwriting Agreement(1)

     c)  Amendment to Underwriting Agreement(1)

     d)  Amendment to Underwriting Agreement(1)

     e)  Amendment to Underwriting Agreement(1)

     f)  PPGA's Agreement and Supplements(1)

     g)  PPA's Agreement and Supplements(1)

     h)  PGA's Agreement and Supplements(1)

     i)   Special Agent's Career Agreement and Supplement(1)

     j)   Special Agent's Agreement(1)

     k)  Corporate Agent's Agreement and Supplement(1)

     l)   PPGA Commission Schedules(1)

     m) PPA Commission Schedules(1)

     n)  PGA Commission Schedules(1)

     o) Commission Schedules for Variable Life Insurance Products for Agents under Special Career Agent's Career Agreement(1)

     p) Commission Schedules for Variable Life Insurance Products for Agents under Special Agent's Agreement(1)

     q) Commission Schedules for Variable Life Insurance Products for Corporate Agents with Special Agent's Career Agreement(1)

     r) Form of Selling Agreement between 1717 Capital Management Company and Broker/Dealers(1)

 4. Contracts

     a) Individual Flexible Premium Adjustable Variable Life Insurance Policy Forms (C126, C126A, C127, C127A & C128)(2)

     b)  Children's Term Rider (C306)(2)

     c)  Convertible Term Life Rider (C308)(2)

     d)  Extension of Final Policy Date Rider (C822)(2)

     e)  Qualify as part of Section 403(b) Rider (C827)(2)

     f)  Change of Insured Rider (C901)(2)

     g)  Disability Waiver Benefit Rider (C902)(2)

     h)  Disability Waiver of Premium Rider (C903)(2)

     i)   Accelerated Death Benefit Rider (C/D904)(1)

     j) Form of Illustration of Death Benefits, Policy Account Values and Net Cash Surrender Values(8)

     k)  Long-Term Care Acceleration Benefit Rider (Form R1100)(5)

     l)   Long-Term Care Extended Insurance Benefit Rider (Form R1102)(5)

     m) Long-Term Care Waiver Benefit Rider (Form 1101)(5)

 5. Applications

     a) Form of Application(4)

     b)  Application for Flexible Premium(2)

     c) Initial Allocation Selection(1)

 6. Depositor's Certificate of Incorporation and By-Laws

     a)  Charter of Provident Mutual Life Insurance Company(1)

     b)  By-Laws of Provident Mutual Life Insurance Company(1)

     c)  Charter of Nationwide Life Insurance Company of America(11)

     d)  By-Laws of Nationwide Life Insurance Company of America(11)

 7. Reinsurance Contracts

     a)  Single Life Permanent Pool (ERC)(11)

     b)  Single Life Permanent Pool (RGA)(11)

     c) Automatic and Facultative YRT Reinsurance Agreement between Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, and RGA Reinsurance Company(11)

     d) Addendum to the Automatic and Facultative Reinsurance Agreement between Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, and RGA Reinsurance Company(11)

     e) Automatic Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and Phoenix Home Life Mutual Insurance Company(11)

     f) Amendment Number 3 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation(11)

     g) Amendment Number 4 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation(11)

     h) Automatic Yearly Renewable Term Reinsurance Agreement No. P226-105 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America(11)

     i) Automatic Yearly Renewable Term Reinsurance Agreement No. P226-106 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America(11)

     j) YRT Agreement No. 5918-14 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc.(11)

     k) YRT Agreement No. 5918-15 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc.(11)

 8. Participation Agreements

     a) Participation Agreement by and among Market Street Fund, Inc., Provident Mutual Life Insurance Company and PML Securities, Inc.(1)

     b) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Provident Mutual Life Insurance Company(1)

     c) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Provident Mutual Life Insurance Company(1)

     d) Sales Agreement between Neuberger & Berman Advisers Management Trust and Provident Mutual Life Insurance Company(1)

     e) Participation Agreement among The Alger American Fund, Provident Mutual Life Insurance Company, and Fred Alger and Company Incorporated(1)

     f) Form of Participation Agreement between Strong Opportunity Fund II, Inc., Strong Variable Insurance Funds, Inc. and Provident Mutual Life Insurance Company(3)

     g) Participation Agreement among Market Street Fund, Provident Mutual Life Insurance Company and 1717 Capital Management Company(6)

     h) Shareholder Services Agreement among Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, and American Century(R) Investment Services, Inc.(9)

     i) Participation Agreement between Janus Aspen Series and Provident Mutual Life Insurance Company.(9)

     j) Participation Agreement among Oppenheimer Variable Account Funds, Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, and OppenheimerFunds, Inc.(9)

     k) Second Amendment to Participation Agreement among Provident Mutual Life Insurance Company of Philadelphia, Variable Insurance Products Fund, and Fidelity Distributors Corporation(9)

     l) Second Amendment to Participation Agreement among Provident Mutual Life Insurance Company of Philadelphia, Variable Insurance Products Fund II, and Fidelity Distributors Corporation(9)

     m) Addendum to Participation Agreement among Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, Van Eck Investment Trust, and Van Eck Securities Corporation(9)

     n) Participation Agreement between Dreyfus Variable Investment Fund and Provident Mutual Life Insurance Company of Philadelphia(10)

     o) First Amendment to Participation Agreement between Dreyfus Variable Investment Fund and Provident Mutual Life Insurance Company of Philadelphia(9)

     p) Second Amendment to Participation Agreement between Dreyfus Variable Investment Fund and Provident Mutual Life Insurance Company of Philadelphia(9)

 9. Administrative Contracts. Not applicable.

10. Other Material Contracts

     a)  Powers of Attorney(11)

     b)  Additional Power of Attorney(12)

     c) Sponsorship Agreement between Provident Mutual Life Insurance Company and MLPFS for Zero Coupon Board Trust(1)

11. Legal Opinion. Opinion and Consent of James Bernstein, Esquire(8)

12. Actuarial Opinion. Not applicable.

13. Calculations. Not applicable.

14. Other Opinions

     a)  Consent of Sutherland Asbill & Brennan LLP(13)

     b)  Consent of PricewaterhouseCoopers LLP(13)

     c)  Consent of KPMG LLP(13)

     d)  Consent of Scott V. Carney, FSA, MAAA(13)

15. Omitted Financial Statements. No financial statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17. Redeemability Exemption. Description of Nationwide Life Insurance Company of America's Issuance, Transfer and Redemption Procedures for Policies.(11)
---------------
 (1) Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.

 (2) Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 33-42133.

 (3) Incorporated herein by reference to Post-Effective Amendment No. 1, filed on April 25, 2000, File No. 333-71763.

 (4) Incorporated herein by reference to Post-Effective Amendment No. 2, filed on April 24, 2000, File No. 333-67775.

 (5) Incorporated herein by reference to Post-Effective Amendment No. 2, filed on February 8, 2001, File No. 333-71763.

 (6) Incorporated herein by reference to the Initial Filing of the Registration Statement, filed on April 5, 2001, File No. 333-58308.

 (7) Incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 19, 2001, File No. 333-71763.

 (8) Incorporated herein by reference to Post-Effective Amendment No. 15, filed on April 23, 2001, File No. 133-42133.

 (9) Incorporated herein by reference to Post-Effective Amendment No. 5, filed on April 19, 2002, File No. 333-71763.

(10) Incorporated herein by reference to Post-Effective Amendment No. 8, filed on April 25, 2000, File No. 33-65512.

(11) Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.

(12) Incorporated herein by reference to corresponding exhibits to post-effective amendment number 6 to the Form N-6 Registration Statement (File No. 333-71763) for Nationwide Life Insurance Company of America filed on February 21, 2003.

(13) To be filed by amendment.

Item 28.  Directors and Officers of the Depositor

 NAME AND PRINCIPAL BUSINESS ADDRESS*                POSITION AND OFFICES WITH DEPOSITOR
 ------------------------------------                -----------------------------------
Joseph J. Gasper**                         Director and Vice Chairperson of the Board
W. G. Jurgensen**                          Director, Chairperson of the Board, and Chief Executive
                                           Officer
Richard A. Karas**                         Director
Gary D. McMahan                            Director, President, and Chief Operating Officer
Robert A. Rosholt**                        Director
Mark R. Thresher**                         Director, Senior Vice President, and Assistant Treasurer
James Benson                               Senior Vice President and Assistant Treasurer
Scott V. Carney                            Senior Vice President and Actuary
Peter D. Cuozzo                            Senior Vice President

 NAME AND PRINCIPAL BUSINESS ADDRESS*                POSITION AND OFFICES WITH DEPOSITOR
 ------------------------------------                -----------------------------------
Patricia R. Hatler**                       Senior Vice President, General Counsel, and Secretary
William E. Mabe***                         Senior Vice President -- Operations
Edwin P. McCausland, Jr.**                 Senior Vice President
Brian W. Nocco**                           Senior Vice President and Treasurer
Denise Sortino***                          Senior Vice President

---------------
  * The principal business address for each officer and director is Nationwide Life Insurance Company of America, 1000 Chesterbrook Boulevard, Berwyn, PA 19312-1181, unless otherwise noted.

 ** The address is One Nationwide Plaza, Columbus, Ohio 43215

*** The address is 300 Continental Drive, Newark, Delaware 19713.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  1717 Advisory         1000 Chesterbrook                                 Stock          Pennsylvania    This is an inactive
  Services, Inc.        Blvd                                                                             company and was a
  (Provident --         Berwyn, PA 19312                                                                 registered investment
  acquired 1 Oct 02)                                                                                     advisor.
  1717 Brokerage        1000 Chesterbrook                                 Stock          Pennsylvania    This company is
  Services, Inc.        Blvd                                                                             registered as a
  (Provident --         Berwyn, PA 19312                                                                 broker-dealer.
  acquired 1 Oct 02)
  1717 Capital          Christina Executive                               Stock          Pennsylvania    The company is
  Management Company    Campus                                                                           registered as a
  (Provident -- acquired 220 Continental                                                                 broker-dealer and
  1 Oct 02)             Drive                                                                            investment advisor.
                        Newark, DE 19713
  1717 Insurance        75 Wells Avenue                                   Stock         Massachusetts    This is a agency that
  Agency of             Newton, MA 02159                                                                 was established to
  Massachusetts                                                                                          grant proper licensing
  (Provident -- acquired                                                                                 to Provident Mutual
  1 Oct 02)                                                                                              companies in
                                                                                                         Massachusetts.
  1717 Insurance        12221 Merit Dr                                    Stock             Texas        This is a agency that
  Agency of Texas       Suite 1100                                                                       was established to
  (Provident --         Dallas, TX 75251                                                                 grant proper licensing
  acquired 1 Oct 02)                                                                                     to Provident Mutual
                                                                                                         companies in Texas.
  401(k) Investment     99 San Jacinto Blvd   99 San Jacinto Blvd         Stock             Texas        The corporation is a
  Services, Inc.        Suite 1100            Suite 1100                                                 broker-dealer
                        Austin, TX 78701      Austin, TX 78701                                           registered with the
                                                                                                         National Association of
                                                                                                         Securities Dealer, a
                                                                                                         self-regulatory body of
                                                                                                         the Securities and
                                                                                                         Exchange Commission
  401(k) Companies,                           99 San Jacinto Blvd         Stock             Texas        This corporation acts
  Inc. (The)                                  Suite 1100                                                 as a holding company.
                                              Austin, TX 78701
  401(k) Company (The)                        99 San Jacinto Blvd         Stock             Texas        The corporation is a
                                              Suite 1100                                                 third- party
                                              Austin, TX 78701                                           Administrator providing
                                                                                                         record keeping services
                                                                                                         for 401(k) plans.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  401(k) Investment     99 San Jacinto Blvd   99 San Jacinto Blvd         Stock             Texas        The corporation is an
  Advisors, Inc         Suite 1100            Suite 1100                                                 investment advisor
                        Austin, TX 78701      Austin, TX 78701                                           registered with the
                                                                                                         Securities and Exchange
                                                                                                         Commission.
  Affiliate Agency of                         Two Nationwide Plaza        Stock              Ohio        The corporation is an
  Ohio, Inc.                                  Columbus, OH 43216                                         insurance agency
                                                                                                         marketing life
                                                                                                         insurance and annuity
                                                                                                         products through
                                                                                                         financial institutions.
  Affiliate Agency,                           Two Nationwide Plaza        Stock            Delaware      The corporation is an
  Inc                                         Columbus, OH 43216                                         insurance agency
                                                                                                         marketing life
                                                                                                         insurance and annuity
                                                                                                         products through
                                                                                                         financial institutions.
  AGMC Reinsurance Ltd  4546 Corporate Drive  4546 Corporate Drive        Stock         Turks & Caicos   The corporation is a
                        Suite 100             Suite 100                                    Islands       captive reinsurer.
                        West Des Moines, IA   West Des Moines, IA
                        50266-5911            50266-5911
  AID Financial         701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporation is a
  Services, Inc         Des Moines, IA 50391  Des Moines, IA 50391                                       holding company.
  Allied Document       701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporation
  Solutions, Inc        Des Moines, IA 50391  Des Moines, IA 50391                                       provides general
                                                                                                         printing services to
                                                                                                         its affiliated
                                                                                                         companies as well as to
                                                                                                         unaffiliated companies.
  ALLIED General        701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporations a
  Agency Company        Des Moines, IA 50391  Des Moines, IA 50391                                       managing general agent
                                                                                                         and surplus lines
                                                                                                         broker for property and
                                                                                                         casualty insurance
                                                                                                         products.
  Allied Group          701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporation engages
  Insurance Marketing   Des Moines, IA 50391  Des Moines, IA 50391                                       in the direct marketing
  Company                                                                                                of property and
                                                                                                         casualty insurance
                                                                                                         products.
  ALLIED Group, Inc     701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporation is a
                        Des Moines, IA 50391  Des Moines, IA 50391                                       property and casualty
                                                                                                         holding company.
  ALLIED Property and   701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporation
  Casualty Insurance    Des Moines, IA 50391  Des Moines, IA 50391                                       underwrites general
  Company                                                                                                property and casualty
                                                                                                         insurance.
  Allied Texas Agency,  701 Fifth Avenue      701 Fifth Avenue            Stock             Texas        The corporation acts as
  Inc.                  Des Moines, IA 50391  Des Moines, IA 50391                                       a managing general
                                                                                                         agent to place personal
                                                                                                         and commercial
                                                                                                         automobile insurance
                                                                                                         with CCNIC for the
                                                                                                         independent agency
                                                                                                         companies.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Allnations, Inc.                                                        Stock              Ohio        The corporation engages
                                                                                                         in promoting,
                                                                                                         extending, and
                                                                                                         strengthening
                                                                                                         cooperative insurance
                                                                                                         organizations
                                                                                                         throughout the world.
  AMCO Insurance        701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporation
  Company               Des Moines, IA 50391  Des Moines, IA 50391                                       underwrites general
                                                                                                         property and casualty
                                                                                                         insurance.
  American Marine                             One Nationwide Plaza        Stock            Florida       The corporation is an
  Underwriters, Inc                           Columbus, Ohio 43216                                       underwriting manager
                                                                                                         for ocean cargo and
                                                                                                         hull insurance.
  Asset Management      Gartmore House        One Nationwide Plaza        Stock          England and     The corporation is a
  Holdings, plc         8 Fenchurch Place     Columbus, Ohio 43217                          Wales        holding company of a
                        London                                                                           group engaged in the
                        EC3M4PH                                                                          management of pension
                        United Kingdom                                                                   fund assets, unit trust
                                                                                                         and other collective
                                                                                                         investment trusts an
                                                                                                         portfolios for
                                                                                                         corporate clients.
  Audenstar Limited     Gartmore House        Gartmore House        Limited Liability      England       To market insurance
  acquired by GGAMT 27  8 Fenchurch Place     8 Fenchurch Place          Company                         products and to carry
  Jun 02                London                London                                                     on business in the
                        EC3M4PH               EC3M4PH                                                    fields of life,
                        United Kingdom        United Kingdom                                             pension, house motor,
                                                                                                         marine, fire employers'
                                                                                                         liability, accident and
                                                                                                         other insurance; to act
                                                                                                         as insurance brokers
                                                                                                         and consultants and as
                                                                                                         agents for effecting
                                                                                                         insurance and obtaining
                                                                                                         policies in respect of
                                                                                                         all and every kind of
                                                                                                         risk and against death,
                                                                                                         injury or loss arising
                                                                                                         out of, or through, or
                                                                                                         in connection with any
                                                                                                         accident and against
                                                                                                         loss or damage to real
                                                                                                         or personal property.
  Cal-Ag Insurance      1602 Exposition Blvd  1602 Exposition Blvd        Stock           California     The corporation is a
  Services, Inc         Sacramento, CA 95815  Sacramento, CA 95815                                       small captive insurance
                                                                                                         brokerage firm serving
                                                                                                         principally, but not
                                                                                                         exclusively, the
                                                                                                         "traditional" agent
                                                                                                         producers of CalFarm
                                                                                                         Insurance Company.
  CalFarm Insurance     1602 Exposition Blvd  1602 Exposition Blvd        Stock           California     The corporation assist
  Agency                Sacramento, CA 95815  Sacramento, CA 95815                                       agents and affiliated
                                                                                                         companies in account
                                                                                                         completion for
                                                                                                         marketing CalFarm
                                                                                                         Products.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Calfarm Insurance     1602 Exposition Blvd  1602 Exposition Blvd        Stock           California     The corporation is a
  Company               Sacramento, CA 95815  Sacramento, CA 95815                                       California based
                                                                                                         multi-line insurance
                                                                                                         corporation which
                                                                                                         writes agricultural,
                                                                                                         commercial, personal
                                                                                                         and individual health
                                                                                                         coverages and benefits
                                                                                                         for the sponsorship of
                                                                                                         the California Farm
                                                                                                         Bureau.
  CAP PRO HOLDING,                                                        Stock            Delaware      This company operates
  INC. (NEW COMPANY                                                                                      as a holding company.
  FORMED 17 OCT 02)
  Coda Capital                                                            stock          Pennsylvania    The company is a
  Management acquired                                                                                    convertible bond
  by Nationwide                                                                                          manager.
  Financial Services,
  Inc. on 12 Sep 02
  Colonial County                             8416 Datapoint Dr          Mutual             Texas        The corporation
  Mutual Insurance                            San Antonio, TX                                            underwrites
  Company                                     78227                                                      non-standard automobile
                                                                                                         and motor cycle
                                                                                                         insurance and various
                                                                                                         other commercial
                                                                                                         liability coverage in
                                                                                                         Texas.
  Cooperative Service   1963 Bell Avenue      1963 Bell Avenue            Stock            Nebraska      The corporation is an
  Company               Des Moines, Iowa      Des Moines, Iowa                                           insurance agency that
                        50315                 50315                                                      sell and services
                                                                                                         commercial insurance,
                                                                                                         The corporation also
                                                                                                         provides loss control
                                                                                                         and compliance
                                                                                                         consulting services and
                                                                                                         audit, compilation, and
                                                                                                         tax preparation
                                                                                                         services.
  Corviant Corporation  1200 RIVER ROAD       1200 RIVER ROAD             Stock            Delaware      The purpose of the
                        CONSHOHOCKEN, PA      CONSHOHOCKEN,                                              corporation is to
                        19428                 PA 19428                                                   create a captive
                                                                                                         distribution network
                                                                                                         through which
                                                                                                         affiliates can sell
                                                                                                         multi-manager
                                                                                                         investment products,
                                                                                                         insurance products and
                                                                                                         sophisticate estate
                                                                                                         planning services.
  Damian Securities     Gartmore House        One Nationwide Plaza        Stock           England &      The corporation is
  Limited               8 Fenchurch Place     Columbus, Ohio 43216                          Wales        engaged in investment
                        London                                                                           holding.
                        EC3M4PH
                        United Kingdom
  Dancia Life S.A.      NEW COMPANY                                       stock           Luxembourg
  acquired by NGH
  Luxembourg S.A.
  10 Sep 02
  Delfi Realty          P.O. BOX 12610                                    Stock            Delaware      This is an inactive
  Corporation           WILMINGTON, DE 19850                                                             company.
  (Provident -- acquired
  1 Oct 02)
  Depositors Insurance  701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporation
  Company               Des Moines, IA 50391  Des Moines, IA 50391                                       underwrites general
                                                                                                         property and casualty
                                                                                                         insurance.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Dinamica                                                                Stock             Brazil       The company
  Participacoes SA                                                                                       participates in other
                                                                                                         companies related to
                                                                                                         the registrant's
                                                                                                         international
                                                                                                         operations.
  Discover Insurance                          One Nationwide Plaza  Limited Liability     California     The purpose of the
  Agency , LLC                                Columbus, Ohio 43215       Company                         company is to sell
                                                                                                         property and casualty
                                                                                                         insurance products,
                                                                                                         including, but not
                                                                                                         limited to, automobile
                                                                                                         or other vehicle
                                                                                                         insurance and
                                                                                                         homeowner's insurance.
  Discover Insurance                          One Nationwide Plaza  Limited Liability       Texas        To sell property and
  Agency of Texas, LLC                        Columbus, Ohio 43215       Company                         casualty insurance
                                                                                                         products including, but
                                                                                                         not limited to,
                                                                                                         automobile or other
                                                                                                         vehicle insurance and
                                                                                                         homeowner's insurance.
  F&B Inc.              1963 Bell Avenue      1963 Bell Avenue            Stock              Iowa        The corporation is an
                        Des Moines, Iowa      Des Moines, Iowa                                           insurance agency that
                        50315                 50315                                                      places business not
                                                                                                         written by Farmland
                                                                                                         Insurance company with
                                                                                                         other carriers.
  Farmland Mutual       1963 Bell Avenue      1963 Bell Avenue           Mutual              Iowa        The corporation
  Insurance Company     Des Moines, Iowa      Des Moines, Iowa                                           provides property and
                        50315                 50315                                                      casualty insurance
                                                                                                         primarily to
                                                                                                         agricultural
                                                                                                         businesses.
  Fenplace Limited      Gartmore House        One Nationwide Plaza        Stock           England &      Currently inactive.
                        8 Fenchurch Place     Columbus, Ohio 43215                          Wales
                        London
                        EC3M4PH
                        United Kingdom
  Financial Horizons                          Two Nationwide Plaza        Stock             Texas        The corporation is an
  Distributors Agency                         Columbus, Ohio 43215                                       insurance agency
  of Texas, Inc                                                                                          marketing life
                                                                                                         insurance and annuity
                                                                                                         products through
                                                                                                         financial institutions.
  Financial Horizons                          Two Nationwide Plaza        Stock            Alabama       The corporation is an
  Distributors Agency                         Columbus, Ohio 43215                                       insurance agency
  of Alabama, Inc                                                                                        marketing life
                                                                                                         insurance and annuity
                                                                                                         products through
                                                                                                         financial institutions.
  Financial Horizons                          Two Nationwide Plaza        Stock              Ohio        The corporation is an
  Distributors Agency                         Columbus, Ohio 43215                                       insurance agency
  of Ohio, Inc                                                                                           marketing life
                                                                                                         insurance and annuity
                                                                                                         products through
                                                                                                         financial institutions.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Financial Horizons                          Two Nationwide Plaza        Stock            Oklahoma      The corporation is an
  Distributors Agency                         Columbus, Ohio 43215                                       insurance agency
  of Oklahoma, Inc.                                                                                      marketing life
                                                                                                         insurance and annuity
                                                                                                         products through
                                                                                                         financial institutions.
  Financial Horizons                          Two Nationwide Plaza        Stock            Oklahoma      The corporation is a
  Securities                                  Columbus, Ohio 43215                                       limited broker-dealer
  Corporation                                                                                            doing business solely
                                                                                                         in the financial
                                                                                                         institutions market.
  Florida Records                             Two Nationwide Plaza        Stock            Florida       The corporation
  Administrator, Inc.                         Columbus, Ohio 43215                                       administers the
                                                                                                         deferred compensation
                                                                                                         play for the public
                                                                                                         employees of the State
                                                                                                         of Florida.
  Four P Finance                                                          Stock          Pennsylvania    This is an inactive
  Company                                                                                                company.
  (Provident -- acquired
  1 Oct 02)
  G.I.L. Nominees       Gartmore House        One Nationwide Plaza        Stock           England &      The company is dormant
  Limited               8 Fenchurch Place     Columbus, Ohio 43215                          Wales        within the meaning of
                        London                                                                           Section 249AA of the
                        EC3M4PH                                                                          Companies Act of 1985
                        United Kingdom                                                                   (English Law)
  Gartmore 1990         Gartmore House        One Nationwide Plaza        Stock           England &      The company is engaged
  Limited               8 Fenchurch Place     Columbus, Ohio 43215                          Wales        as a general partner in
                        London                                                                           a limited partnership
                        EC3M4PH                                                                          formed to invest
                        United Kingdom                                                                   unlisted securities.
  Gartmore 1990         Gartmore House        One Nationwide Plaza        Stock           England &      The company is dormant
  Trustee Limited       8 Fenchurch Place     Columbus, Ohio 43215                          Wales        within the meaning of
                        London                                                                           Section 249AA of the
                        EC3M4PH                                                                          Companies Act of 1985
                        United Kingdom                                                                   (English Law)
  Gartmore Asset        1200 RIVER ROAD       1209 Orange Street          Stock            Delaware      The company serves a
  Management, Inc.      CONSHOHOCKEN,         Wilmington, DE 19801                                       registered investment
  (new company -- 4     PA 19428                                                                         advisor/performing
  Apr 02)                                                                                                equity investment
                                                                                                         functions.
  Gartmore Capital      Gartmore House        One Nationwide Plaza        Stock           England &      The company is engaged
  Management Limited    8 Fenchurch Place     Columbus, Ohio 43215                          Wales        in investment
                        London                                                                           management and advisory
                        EC3M4PH                                                                          services to business
                        United Kingdom                                                                   institutional and
                                                                                                         private investors.
  Gartmore              1200 RIVER ROAD       1200 River Road             Stock            Delaware      The corporation is a
  Distribution          CONSHOHOCKEN,         Conshohocken,                                              limited broker-dealer.
  Services Inc          PA 19428              PA 19428
  Gartmore Emerging     1200 RIVER ROAD       1209 Orange Street    Limited Liability      Delaware
  Managers, LLC (name   CONSHOHOCKEN,         Wilmington, DE 19801       Company
  change eff 15 Oct     PA 19428
  02)


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Gartmore Fund         Gartmore House        One Nationwide Plaza        Stock           England &      The company is engaged
  Managers Limited      8 Fenchurch Place     Columbus, Ohio 43215                          Wales        in authorized unit
                        London                                                                           trust management.
                        EC3M4PH
                        United Kingdom
  Gartmore Fund         PO Box 278            Gartmore House              Stock         Jersey Channel   The company is engaged
  Managers              45 la Motte Street    8 Fenchurch Place                            Islands       in investment
  International         St Helier             London                                                     administration and
  Limited               Jersey Channel        EC3M4PH                                                    support.
                        Islands               United Kingdom
                        JE4 8TF
  Gartmore Global       1200 RIVER ROAD       1200 River Road        Business Trust        Delaware      The company acts as a
  Asset Management      CONSHOHOCKEN,         Conshohocken,                                              holding company for the
  Trust                 PA 19428              PA 19428                                                   Gartmore Group and as a
                                                                                                         registered investment
                                                                                                         advisor.
  Gartmore Global       1200 RIVER ROAD       3801 KENNETT PIKE           STOCK            Delaware      This company operates
  Asset Management,     CONSHOHOCKEN,         STE C200                                                   as a holding company.
  Inc.                  PA 19428              GREENVILLE,
  (new 31 May 02)                             DE 19807
  Gartmore Global       1200 RIVER ROAD       3801 KENNETT PIKE           Stock            Delaware      The company acts as a
  Investments Inc       CONSHOHOCKEN, PA      STE C200                                                   holding company.
                        19428                 GREENVILLE, DE 19807
  Gartmore Global       Gartmore House        One Nationwide Plaza  Delaware General       Delaware      The partnership is
  Partners              8 Fenchurch Place     Columbus, Ohio 43216     Partnership                       engaged in investment
                        London                                                                           management.
                        EC3M4PH
                        United Kingdom
  Gartmore Indosuez UK  Gartmore House        One Nationwide Plaza        Stock           England &      The company is a
  Recovery Fund (G.P.)  8 Fenchurch Place     Columbus, Ohio 43216                          Wales        general partner in two
  Limited               London                                                                           limited partnerships
                        EC3M4PH                                                                          formed to invest in
                        United Kingdom                                                                   unlisted securities.
  Gartmore Investment   Gartmore House        One Nationwide Plaza        Stock           England &      The company is engaged
  Limited               8 Fenchurch Place     Columbus, Ohio 43215                          Wales        in investment
                        London                                                                           management and advisory
                        EC3M4PH                                                                          services to pension
                        United Kingdom                                                                   funds, unit trusts and
                                                                                                         other collective
                                                                                                         investment schemes,
                                                                                                         investment trusts and
                                                                                                         portfolios for
                                                                                                         corporate or other
                                                                                                         institutional clients.
  Gartmore Investment   Oberlindau 80-82      Gartmore House              Stock            Germany       The company is engaged
  Services GmbH         D-60323 Frankfurt am  8 Fenchurch Place                                          in marketing support.
                        Main. Germany         London
                                              EC3M4PH
                                              United Kingdom
  Gartmore Investment   Gartmore House        One Nationwide Plaza        Stock            England       The company is engaged
  Services Limited      8 Fenchurch Place     Columbus, Ohio 43216                                       in investment holding.
                        London
                        EC3M4PH
                        United Kingdom


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Gartmore Investment   Gartmore House        One Nationwide Plaza        Stock           England &      The company is an
  Management plc        8 Fenchurch Place     Columbus, Ohio 43215                          Wales        investment holding
                        London                                                                           company and provides
                        EC3M4PH                                                                          services to other
                        United Kingdom                                                                   companies within the
                                                                                                         Gartmore Group.
  Gartmore Investor     1200 RIVER ROAD       1200 River Road             Stock              Ohio        The corporation
  Services, Inc.        CONSHOHOCKEN, PA      Conshohocken, PA                                           provides transfer and
                        19428                 19428                                                      dividend disbursing
                                                                                                         services to various
                                                                                                         mutual fund entities.
  Gartmore Japan        10F Asahi Seimei      Gartmore House              Stock             Japan        The company is engaged
  Limited               Hibiya Building       8 Fenchurch Place                                          in the business of
                        1-5-1 Yurakucho       London                                                     investment management.
                        Chiyodo-Ku            EC3M4PH
                        Tokyo                 United Kingdom
  Gartmore Morley and   5665 SW Meadows Rd    5665 SW Meadows Rd          Stock             Oregon       The corporation brokers
  Associates, Inc.      Suite 400             Suite 400                                                  or places book value
                        Lake Oswego, OR       Lake Oswego, OR                                            maintenance agreements
                        97035                 97035                                                      (wrap contracts) and
                                                                                                         guaranteed contracts
                                                                                                         (GICs) for collective
                                                                                                         investment trusts and
                                                                                                         accounts.
  Gartmore Morley       5665 SW Meadows Rd    5665 SW Meadows             Stock             Oregon       The corporation is an
  Capital Management,   Suite 400             Suite 400                                                  investment advisor and
  Inc.                  Lake Oswego, OR       Lake Oswego, OR                                            stable value money
                        97035                 97035                                                      manager.
  Gartmore Morley       5665 SW Meadows Rd    5667 SW Meadows             Stock             Oregon       The corporation is a
  Financial Services,   Suite 400             Suite 400                                                  holding company.
  Inc.                  Lake Oswego, OR       Lake Oswego, OR
                        97035                 97035
  Gartmore Mutual Fund  1200 RIVER ROAD       1200 River Road        Business Trust        Delaware      The trust acts as a
  Capital Trust         CONSHOHOCKEN,         Conshohocken, PA                                           registered investment
                        PA 19428              19428                                                      advisor.
  Gartmore Nominees     Gartmore House        One Nationwide Plaza        Stock           England &      The company is dormant
  Limited               8 Fenchurch Place     Columbus, Ohio 43216                          Wales        within the meaning of
                        London                                                                           Section 249AA of the
                        EC3M4PH                                                                          Companies Act 1985
                        United Kingdom                                                                   (English Law)
  Gartmore Pension      Gartmore House        One Nationwide Plaza        Stock           England &      The company is the
  Trustees Limited      8 Fenchurch Place     Columbus, Ohio 43216                          Wales        trustee of the Gartmore
                        London                                                                           Pension Scheme.
                        EC3M4PH
                        United Kingdom
  Gartmore Riverview    97 East River Road    Gartmore House        Limited Liability      Delaware      The company provides
  LLC                   Rumson, NJ 07760      8 Fenchurch Place          Company                         customized solutions,
                                              London                                                     in the form of expert
                                              EC3M4PH                                                    advise and investment
                                              United Kingdom                                             management services, to
                                                                                                         a limited number of
                                                                                                         institutional
                                                                                                         investors, through
                                                                                                         construction of hedge
                                                                                                         fund and alternative
                                                                                                         asset portfolios and
                                                                                                         their integration into
                                                                                                         the entire asset
                                                                                                         allocation framework.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Gartmore S.A.         1200 RIVER ROAD       1201 River Roads       Business Trust        Delaware      The trust acts as a
  Capital Trust         CONSHOHOCKEN, PA      Conshohocken, PA                                           registered investment
                        19428                 19428                                                      advisor.
  Gartmore Secretaries  PO Box 278            Gartmore House              Stock            Jersey,       The company acts as a
  (Jersey) Ltd          45 la Motte Street    8 Fenchurch Place                            Channel       nominee. The company is
                        St Helier             London                                       Islands       dormant.
                        Jersey                EC3M4PH
                        Channel Islands       United Kingdom
                        JE4 8TF
  Gartmore Securities   Gartmore House        One Nationwide Plaza        Stock           England &      The company is engaged
  Limited               8 Fenchurch Place     Columbus, Ohio 43216                          Wales        in investment holding
                        London                                                                           and is a partner in
                        EC3M4PH                                                                          Gartmore Global
                        United Kingdom                                                                   Partners.
  Gartmore Trust        5665 SW Meadows Rd    5665 SW Meadows Rd          Stock             Oregon       The corporation is an
  Company               Suite 400             Suite 400                                                  Oregon state bank with
                        Lake Oswego, OR       Lake Oswego, OR                                            trust power.
                        97035                 97035
  Gartmore U.S.                               One Nationwide Plaza        Stock           England &      The company is a joint
  Limited                                     Columbus, Ohio 43216                          Wales        partner in Gartmore
                                                                                                         Global Partners.
  Gates, McDonald &                           3456 Mill Run Dr            Stock              Ohio        The company provides
  Company                                     Hilliard, OH 43026                                         services to employers
                                                                                                         for managing worker's
                                                                                                         compensation matters
                                                                                                         and employee benefits
                                                                                                         costs.
  Gates, McDonald &                           3456 Mill Run Dr            Stock             Nevada       The corporation
  Company of Nevada                           Hilliard, OH 43026                                         provides self-insurance
                                                                                                         administration, claims
                                                                                                         examining and data
                                                                                                         processing services.
  Gates, McDonald &                           3456 Mill Run Dr            Stock            New York      The corporation
  Company of New York,                        Hilliard, OH 43026                                         provides worker's
  Inc                                                                                                    compensation/self-insured
                                                                                                         claims administration
                                                                                                         services to employers
                                                                                                         with exposure in New
                                                                                                         York.
  GatesMcDonald Health                        3456 Mill Run Dr            Stock              Ohio        The corporation
  Plus, Inc.                                  Hilliard, OH 43026                                         provides medical
                                                                                                         management and cost
                                                                                                         containment services to
                                                                                                         employers.
  GGI MGT LLC NEW       1200 RIVER ROAD       919 North Market St   Limited Liability      Delaware      The company is a
  COMPANY 19 SEP 02     CONSHOHOCKEN,         Suite 600                  Company                         passive investment
                        PA 19428              Wilmington, DE 19801                                       holder in Newhouse
                                                                                                         Special Situations Fund
                                                                                                         I, LLC for the purpose
                                                                                                         of allocation of
                                                                                                         earnings to Gartmore
                                                                                                         management team as it
                                                                                                         relates to the
                                                                                                         ownership and
                                                                                                         management of Newhouse
                                                                                                         Special Situations Fund
                                                                                                         I, LLC.
  Institutional                                                           Stock            New York      This company holds
  Concepts, Inc.                                                                                         insurance licenses in
  (Provident --                                                                                          numerous states.
  acquired 1 Oct 02)


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Insurance                                   6461 Busch Blvd,            Stock              Ohio        The corporation is an
  Intermediaries, Inc                         Ste 100                                                    insurance agency and
                                              Columbus, Oh 43229                                         provides commercial
                                                                                                         property and casualty
                                                                                                         brokerage services.
  Landmark Financial                          Two Nationwide Plaza        Stock            New York      The corporation is an
  Services of New                             Columbus, Oh 43216                                         insurance agency
  York, Inc.                                                                                             marketing life
                                                                                                         insurance and annuity
                                                                                                         products through
                                                                                                         financial institutions.
  Lone Star General     11603 West Coker      11603 West Coker            Stock             Texas        The corporation acts as
  Agency, Inc           Loop #100             Loop #100                                                  general agent to market
                        San Antonio, TX       San Antonio, TX                                            non-standard automobile
                        78216                 78216                                                      and motorcycle
                                                                                                         insurance for Colonial
                                                                                                         County Mutual Insurance
                                                                                                         Company.
  Market Street Fund    1000 Chesterbrook                                 Stock            Delaware      This is an open-end
  (Provident -- acquired Blvd                                                                            diversified management
  1 Oct 02)             Berwyn, PA 19312                                                                 company that serves as
                                                                                                         an investment medium
                                                                                                         for the variable life
                                                                                                         policies and variable
                                                                                                         annuity of NLICA and
                                                                                                         NLAICA.
  Market Street         1000 Chesterbrook                                 Stock          Pennsylvania    This is an inactive
  Investment            Blvd                                                                             company.
  Management Company    Berwyn, PA 19312
  (Provident -- acquired
  1 Oct 02)
  MedProSolutions, Inc  3456 Mill Run Dr      3456 Mill Run Dr            Stock         Massachusetts    The corporation
                        Hilliard, OH 43026    Hilliard, OH 43026                                         provides third-party
                                                                                                         administration services
                                                                                                         for workers
                                                                                                         compensation,
                                                                                                         automobile injury and
                                                                                                         disability claims.
  National Casualty     16 North Carroll      8877 North Gainey           Stock           Wisconsin      The corporation
  Company               Street,               Center Dr.                                                 underwrites various
                        Ste 209               Scottsdale, Arizona                                        property and casualty
                        Madison, Wisconsin    85258                                                      coverage, as well as
                        53703                                                                            individual and group
                                                                                                         accident and health
                                                                                                         insurance.
  National Casualty                                                       Stock            England       This company is
  Company of America,                                                                                    currently inactive.
  Ltd
  National Deferred                           1550 Old Henderson          Stock              Ohio        The corporation
  Compensation Inc.                           Rd                                                         administers deferred
                                              Columbus, Oh 43220                                         compensation plans for
                                                                                                         public employees.
  Nationwide Advantage  4546 Corporate Drive  4546 Corporate Drive        stock              Iowa        The company is engaged
  Mortgage Company      Suite 100             Suite 100                                                  in making residential
  (name change)         West Des Moines, IA   West Des Moines, IA                                        (1-4 family) mortgage
                        50266-5911            50266-5911                                                 loans.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Nationwide Affinity   One Nationwide Plaza  Corporate Woods,            Stock             Kansas       It is a shell insurer
  Insurance Company of  Columbus, Ohio 43215  Bldg. 9                                                    with no active policies
  America                                     Suite 450                                                  of liabilities.
                                              9200 Indian Creek
                                              Pky
                                              Overland Park , KS
                                              66210
  Nationwide                                  Three Nationwide      Limited Liability        Ohio        The company invests in
  Affordable Housing,                         Plaza                      Company                         affordable multi-family
  LLC                                         Columbus, Ohio 43216                                       housing projects
                                                                                                         throughout the U.S.
  Nationwide Agency,    5525 Parkcenter       5525 Parkcenter             Stock              Ohio        The corporation is an
  Inc.                  Circle                Circle                                                     insurance agency.
                        Dublin, Ohio 43017    Dublin, Ohio 43017
  Nationwide            1964 Bell Avenue      1964 Bell Avenue            Stock              Iowa        The corporation
  Agribusiness          Des Moines, IA 50315  Des Moines, IA 50315                                       provides property and
  Insurance Company                                                                                      casualty insurance
                                                                                                         primarily to
                                                                                                         agricultural business.
  Nationwide Arena,                           One Nationwide Plaza  Limited Liability        Ohio        The purpose of this
  LLC                                         Columbus, Ohio 43216       Company                         company is to develop
                                                                                                         Nationwide Arena and to
                                                                                                         engage in related Arena
                                                                                                         district development
                                                                                                         activity.
  Nationwide Asset                            1 Minster Court             Stock           England &      This company acts as a
  Management Holdings,                        Mincing Lane 1                                Wales        holding company.
  Ltd.                                        London EC3R 7AA
                                              England
  Nationwide Assurance  16 North Carroll      One Nationwide Plaza        Stock           Wisconsin      The corporation under-
  Company               Street, Ste 209       Columbus, Ohio 43215                                       writes non-standard
                        Madison, Wisconsin                                                               auto and motorcycle
                        53703                                                                            insurance.
  Nationwide Capital    One Nationwide Plaza  One Nationwide Plaza  Limited Liability        Ohio        This is a holding
  Mortgage, LLC (new    Columbus, Ohio 43215  Columbus, Ohio 43215       Company                         company that funds/owns
  company -- formed 14                                                                                   commercial mortgage
  Feb 02)                                                                                                loans for an interim
                                                                                                         basis, hedges the loans
                                                                                                         during the ownership
                                                                                                         period, and then sells
                                                                                                         the loans as part of a
                                                                                                         securitization to
                                                                                                         generate a profit.
  Nationwide Cash       One Nationwide Plaza  One Nationwide Plaza        Stock              Ohio        The corporation buys
  Management Company    Columbus, Ohio 43215  Columbus, Ohio 43215                                       and sells investment
                                                                                                         securities of a
                                                                                                         short-term nature as
                                                                                                         agent for other
                                                                                                         corporations,
                                                                                                         foundations, and
                                                                                                         insurance company
                                                                                                         separate accounts.
  Nationwide Community                        One Nationwide Plaza  Limited Liability        Ohio        The company hold
  Development                                 Columbus, Ohio 43215       Company                         investments in
  Corporation, LLC                                                                                       low-income housing
                                                                                                         funds.
  Nationwide                                  One Nationwide Plaza        Stock              Ohio        The corporation acts
  Corporation                                 Columbus, Ohio 43215                                       primarily as a holding
                                                                                                         company for entities
                                                                                                         affiliated with NMIC
                                                                                                         and NMFIC.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Nationwide Financial                        One Nationwide Plaza        Stock              Ohio        The corporation acts as
  Assignment Company                          Columbus, Ohio 43215                                       an administrator of
                                                                                                         structured settlements.
  Nationwide Financial                        One Nationwide Plaza        Stock            Delaware      The corporation engages
  Institution                                 Columbus, Ohio 43215                                       in the business of an
  Distributors Agency,                                                                                   insurance agency.
  Inc.
  Nationwide Financial                        One Nationwide Plaza        Stock           New Mexico     The corporation engages
  Institution                                 Columbus, Ohio 43215                                       in the business of an
  Distributors Agency,                                                                                   insurance agency.
  Inc. of New Mexico
  Nationwide Financial                        One Nationwide Plaza        Stock         Massachusetts    The corporation engages
  Institution                                 Columbus, Ohio 43215                                       in the business of an
  Distributors                                                                                           insurance agency.
  Insurance Agency,
  Inc of Massachusetts
  Nationwide Financial                        One Nationwide Plaza        Stock            Bermuda       The corporation is a
  Services (Bermuda)                          Columbus, Ohio 43215                                       long- term insurer that
  Ltd.                                                                                                   issues variable annuity
                                                                                                         and variable life
                                                                                                         products to persons
                                                                                                         outside the United
                                                                                                         States and Bermuda.
  Nationwide Financial                        One Nationwide Plaza      Statutory          Delaware      The Trust's sole
  Services Capital                            Columbus, Ohio 43215   Business Trust                      purpose is to issue and
  Trusts                                                                                                 sell certain securities
                                                                                                         representing individual
                                                                                                         beneficial interests in
                                                                                                         the assets of the
                                                                                                         Trust.
  Nationwide Financial                        One Nationwide Plaza      Statutory          Delaware      The Trust's sole
  Services Capital                            Columbus, Ohio 43215   Business Trust                      purpose is to issue and
  Trusts II                                                                                              sell certain securities
                                                                                                         representing individual
                                                                                                         beneficial interests in
                                                                                                         the assets of the
                                                                                                         Trust.
  Nationwide Financial                        One Nationwide Plaza        Stock            Delaware      The corporation acts
  Services, Inc.                              Columbus, Ohio 43215                                       primarily as a holding
                                                                                                         company within the
                                                                                                         Nationwide organization
                                                                                                         that offer or
                                                                                                         distribute long-term
                                                                                                         savings and retirement
                                                                                                         products.
  Nationwide Financial                        One Nationwide Plaza  Limited Liability       Poland       The corporation
  Sp. Zo.o                                    Columbus, Ohio 43215       Company                         provides services to
                                                                                                         Nationwide Global
                                                                                                         Holdings, Inc. in
                                                                                                         Poland.
  Nationwide                                  One Nationwide Plaza   not-for-profit          Ohio        The corporation
  Foundation                                  Columbus, Ohio 43215                                       contributes to
                                                                                                         non-profit activities
                                                                                                         and projects.
  Nationwide General    One Nationwide Plaza  One Nationwide Plaza        Stock              Ohio        The Corporation
  Insurance Company     Columbus, Ohio 43215  Columbus, Ohio 43215                                       transacts a general
                                                                                                         insurance business,
                                                                                                         except life insurance.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Nationwide Global                           One Nationwide Plaza    single member          Ohio        The company acts as a
  Finance, LLC                                Columbus, Ohio 43215  limited liability                    support company for
                                                                         company                         Nationwide Global
                                                                                                         Holdings, Inc., in its
                                                                                                         international
                                                                                                         capitalization efforts.
  Nationwide Global                           One Nationwide Plaza   exempt limited       Luxembourg     This company is formed
  Funds                                       Columbus, Ohio 43215  liability company                    to issue shares of
                                                                                                         mutual funds.
  Nationwide Global                           One Nationwide Plaza        Stock              Ohio        The corporation is a
  Holdings, Inc.                              Columbus, Ohio 43215                                       holding company for
                                                                                                         international
                                                                                                         operations.
  Nationwide Global                           One Nationwide Plaza      Branch of         Luxembourg     It serves as an
  Holdings, Inc.                              Columbus, Ohio 43215  Nationwide Global                    extension of Nationwide
  Luxembourg Branch                                                   Holdings, Inc                      Global Holdings, Inc.
  Nationwide Global                           One Nationwide Plaza        Stock             Brazil       The company acts as a
  Holdings-NGH Brazil                         Columbus, Ohio 43215                                       Holding Company.
  Participacoes LTDA
  Nationwide Global                           One Nationwide Plaza        Stock            Delaware      The company acts as a
  Japan, Inc                                  Columbus, Ohio 43215                                       Holding Company.
  Nationwide Global                           One Nationwide Plaza        Stock           Hong Kong      The corporation is a
  Limited                                     Columbus, Ohio 43215                                       holding company for
                                                                                                         Asian operations.
  Nationwide Health     5525 Parkcenter       5525 Parkcenter             Stock              Ohio        The corporation
  Plans, Inc            Circle                Circle                                                     operates as a Health
                        Dublin, Ohio 43017    Dublin, Ohio 43017                                         Insurance Corporation
                                                                                                         (HIC).
  Nationwide Holdings,                                                    Stock             Brazil       The purpose of this
  SA                                                                                                     company is to
                                                                                                         participate in other
                                                                                                         companies related to
                                                                                                         registrant's
                                                                                                         international
                                                                                                         operations.
  Nationwide Home                             710 Fifth Avenue            Stock              Ohio        This corporation
  Mortgage                                    Des Moines, Iowa                                           performs the marketing
  Distributors, Inc.                          50391                                                      function for Nationwide
                                                                                                         Home Mortgage Company.
  Nationwide Indemnity  One Nationwide Plaza  One Nationwide Plaza        Stock              Ohio        Acts as a reinsurer by
  Company               Columbus, Ohio 43215  Columbus, Ohio 43215                                       assuming business from
                                                                                                         NMIC and other insurers
                                                                                                         within the Nationwide
                                                                                                         Insurance Organization.
  Nationwide Insurance  16 North Carroll      701 Fifth Avenue            Stock           Wisconsin      The corporation is an
  Company of America    Street, Ste 209       Des Moines, Iowa                                           independent agency
                        Madison, Wisconsin    50391                                                      person lines
                        53703                                                                            underwriter of
                                                                                                         property/casualty
                                                                                                         Insurance.
  Nationwide Insurance  One Nationwide Plaza  One Nationwide Plaza        Stock              Ohio        The corporation tracks
  Company of Florida    Columbus, Ohio 43215  Columbus, Ohio 43215                                       general business except
                                                                                                         life insurance.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Nationwide Insurance                        One Nationwide Plaza  Limited Liability        Ohio        The company provides
  Sales Company, LLC                          Columbus, Ohio 43215       Company                         administrative services
  (Named changed                                                                                         for the product sales
  effective 3 Jun 02)                                                                                    and distribution
                                                                                                         channels of Nationwide
                                                                                                         Mutual Insurance
                                                                                                         Company and its
                                                                                                         affiliates and
                                                                                                         subsidiary insurance
                                                                                                         companies.
  Nationwide                                  One Nationwide Plaza        Stock           California     The corporation is a
  International                               Columbus, Ohio 43215                                       special risks, excess
  Underwriters, Inc.                                                                                     and surplus lines
                                                                                                         underwriting manager.
  Nationwide            Two Nationwide Plaza  One Nationwide Plaza        Stock            Oklahoma      It is a limited broker-
  Investment Services   Columbus, Ohio 43215  Columbus, Ohio 43215                                       dealer doing business
  Corporation                                                                                            in the deferred
                                                                                                         compensation market and
                                                                                                         acts as an investment
                                                                                                         advisor.
  Nationwide Life and   One Nationwide Plaza  One Nationwide Plaza        Stock              Ohio        The corporation engages
  Annuity Insurance     Columbus, Ohio 43215  Columbus, Ohio 43215                                       is underwriting life
  Company                                                                                                insurance and granting
                                                                                                         purchasing, and
                                                                                                         disposing of annuities.
  Nationwide Life and   300 Continental       1200 Chesterbrook           Stock            Delaware      The company insures
  Annuity Company of    Drive                 Blvd                                                       against personal
  America               Newark, DE            Berwyn, PA 19312                                           injury, disablement, or
  (Provident --         19713-4399                                                                       death resulting from
  acquired 1 Oct 02)                                                                                     traveling or general
                                                                                                         accidents, and against
                                                                                                         disablement resulting
                                                                                                         from sickness and every
                                                                                                         insurance appertaining
                                                                                                         thereto.
  Nationwide Life                             One Nationwide Plaza  Limited Liability      Thailand      The corporation
  Assurance Company,                          Columbus, Ohio 43215       Company                         provides individual
  Ltd.                                                                                                   life insurance, group
                                                                                                         life and health
                                                                                                         insurance, fixed and
                                                                                                         variable annuity
                                                                                                         products, and other
                                                                                                         life insurance
                                                                                                         products.
  Nationwide Life       1000 Chesterbrook     1000 Chesterbrook           Stock          Pennsylvania    The company insures
  Insurance Company of  Blvd                  Blvd                                                       against personal
  America               Berwyn, PA 19312      Berwyn, PA 19312                                           injury, disablement, or
  (Provident --                                                                                          death resulting from
  acquired 1 Oct 02)                                                                                     traveling or general
                                                                                                         accidents, and against
                                                                                                         disablement resulting
                                                                                                         from sickness amd every
                                                                                                         insurance appertaining
                                                                                                         thereto.
  Nationwide Life       300 Continental       1200 Chesterbrook           Stock            Delaware      The company insures
  Insurance Company of  Drive                 Blvd                                                       against personal
  Delaware              Newark, DE            Berwyn, PA 19312                                           injury, disablement, or
  (Provident --         19713-4399                                                                       death resulting from
  acquired 1 Oct 02)                                                                                     traveling or general
                                                                                                         accidents, and against
                                                                                                         disablement resulting
                                                                                                         from sickness amd every
                                                                                                         insurance appertaining
                                                                                                         thereto.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Nationwide Life       One Nationwide Plaza  One Nationwide Plaza        Stock              Ohio        This corporation
  Insurance Company     Columbus, Ohio 43215  Columbus, Ohio 43215                                       provides individual
                                                                                                         life, group and health
                                                                                                         insurance, fixed and
                                                                                                         variable annuity
                                                                                                         products, and other
                                                                                                         life insurance
                                                                                                         products.
  Nationwide Lloyds     1333 Corporate Drive  1333 Corporate Drive   This is a Texas        Texas        The corporation markets
                        Irving, Texas 75038   Irving, Texas 75038    Lloyds company                      commercial property
                                                                                                         insurance in Texas.
  Nationwide            5525 Parkcenter       5525 Parkcenter             Stock              Ohio        The corporation offers
  Management System,    Circle                Circle                                                     a preferred provider
  Inc.                  Dublin, Ohio 43017    Dublin, Ohio 43017                                         organization and other
                                                                                                         related products and
                                                                                                         services.
  NATIONWIDE MARTIMA                                                      Stock             Brazil       To operate as a
  VIDA PREVIDENCIA                                                                                       licensed insurance
  S.A.                                                                                                   company in the
                                                                                                         categories of Life and
                                                                                                         Unrestricted Private
                                                                                                         Pension Plans in
                                                                                                         Brazil.
  Nationwide Mortgage                         One Nationwide Plaza        Stock              Ohio        The corporation acts as
  Holdings, Inc.                              Columbus, Ohio 43215                                       a holding company.
  Nationwide Mutual     One Nationwide Plaza  One Nationwide Plaza  Mutual Insurance         Ohio        The company engages in
  Fire Insurance        Columbus, Ohio 43215  Columbus, Ohio 43215       Company                         a general insurance and
  Company                                                                                                reinsurance business,
                                                                                                         except life insurance.
  Nationwide Mutual                           Three Nationwide          open-end             Ohio        The corporation
  Funds                                       Plaza                    investment                        operates as a business
                                              Columbus, Ohio 43215       company                         trust for the purposes
                                                                                                         of issuing investment
                                                                                                         shares to the public
                                                                                                         and to segregate asset
                                                                                                         accounts of life
                                                                                                         insurance companies.
  Nationwide Mutual     One Nationwide Plaza  One Nationwide Plaza  Mutual Insurance         Ohio        The company engages in
  Insurance Company     Columbus, Ohio 43215  Columbus, Ohio 43215       Company                         general insurance and
                                                                                                         reinsurance business,
                                                                                                         except life insurance.
  Nationwide                                  One Nationwide Plaza  Limited Liability        Ohio        The company is engaged
  Properties, Ltd.                            Columbus, Ohio 43215       Company                         in the business of
                                                                                                         developing, owning and
                                                                                                         operating real estate
                                                                                                         and real estate
                                                                                                         investments.
  Nationwide Property   One Nationwide Plaza  One Nationwide Plaza        Stock              Ohio        The corporation engages
  and Casualty          Columbus, Ohio        Columbus, Ohio 43215                                       in a general insurance
  Insurance Company     433215                                                                           business, except life
                                                                                                         insurance.
  Nationwide Provident  103 Springer Bldg     NAME CHANGE PENDING         Stock            Delaware      This is an inactive
  Distributors,Inc      3411 Silversid Road                                                              company.
  (fka Providentmutual  Wilmington, DE 19850
  Distributors,
  Inc. -- acquired 1
  Oct 02)
  Nationwide Provident  1000 Chesterbrook     NAME CHANGE PENDING         Stock          Pennsylvania    This is a holding
  Holding Company (fka  Blvd                                                                             company.
  -Providentmutual      Berwyn, PA 19312
  Holding Company
  Provident -- acquire
  1 Oct 02)


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Nationwide                                  Two Nationwide Plaza        Stock              Ohio        The corporation is an
  Retirement Plan                             Columbus, Ohio 43215                                       insurance agency
  Services, Inc.                                                                                         providing individual
                                                                                                         and group life,
                                                                                                         disability and health
                                                                                                         insurance and marketing
                                                                                                         retirement plan
                                                                                                         administration and
                                                                                                         investments.
  Nationwide                                  Two Nationwide Plaza        Stock            Delaware      The corporation markets
  Retirement Services,                        Columbus, Ohio 43215                                       and administers
  Inc.                                                                                                   deferred compensation
                                                                                                         plans for public
                                                                                                         employees.
  Nationwide                                  Two Nationwide Plaza        Stock            Alabama       The corporation
  Retirement Solutions                        Columbus, Ohio 43215                                       provides retirement
  Inc. Of Alabama                                                                                        products,
                                                                                                         marketing/education and
                                                                                                         administration to
                                                                                                         public employees and
                                                                                                         educators.
  Nationwide                                  Two Nationwide Plaza        Stock         Massachusetts    The corporation markets
  Retirement Solutions                        Columbus, Ohio 43215                                       and administers
  Insurance Agency,                                                                                      deferred compensation
  Inc.                                                                                                   plans for public
                                                                                                         employees.
  Nationwide                                  Two Nationwide Plaza        Stock            Wyoming       The corporation markets
  Retirement                                  Columbus, Ohio 43215                                       and administers
  Solutions, Inc., of                                                                                    deferred compensation
  Wyoming                                                                                                plans for public
                                                                                                         employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock            Arizona       The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  ARIZONA                                                                                                plans for public
                                                                                                         employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock            Arkansas      The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  ARKANSAS                                                                                               plans for public
                                                                                                         employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock            Montana       The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  MONTANA                                                                                                plans for public
                                                                                                         employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock             Nevada       The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  NEVADA                                                                                                 plans for public
                                                                                                         employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock           New Mexico     The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  NEW MEXICO                                                                                             plans for public
                                                                                                         employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock              Ohio        The corporation
  RETIREMENT                                  Columbus, Ohio 43215                                       provides retirement
  SOLUTIONS, INC. OF                                                                                     products,
  OHIO                                                                                                   marketing/education and
                                                                                                         administration to
                                                                                                         public employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock            Oklahoma      The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  OKLAHOMA                                                                                               plans for public
                                                                                                         employees.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  NATIONWIDE                                  Two Nationwide Plaza        Stock          South Dakota    The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  SOUTH DAKOTA                                                                                           plans for public
                                                                                                         employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock             Texas        The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  TEXAS                                                                                                  plans for public
                                                                                                         employees.
  Nationwide            Three Nationwide      5475 Rings Road             Stock              Ohio        The corporation is a
  Securities, Inc.      Plaza                 Atrium II, Suite 410                                       broker-dealer and
                        Columbus, Ohio 43215  Dublin, Ohio 43017                                         provides investment
                                                                                                         management and
                                                                                                         administrative
                                                                                                         services.
  Nationwide Services                         One Nationwide Plaza    single member          Ohio        The company performs
  Company LLC                                 Columbus, Ohio 43215  Limited Liability                    shared services
                                                                         Company                         functions for the
                                                                                                         Nationwide
                                                                                                         organization.
  Nationwide Services                         One Nationwide Plaza  Limited Liability       Poland       The corporation
  Sp. Zo.o                                    Columbus, Ohio 43217       Company                         provides services to
                                                                                                         Nationwide Global
                                                                                                         Holdings, Inc. Poland.
  Nationwide Strategic  One Nationwide Plaza  One Nationwide Plaza  Limited Liability        Ohio        The company acts as a
  Investment Fund, LLC  Columbus, Ohio 43215  Columbus, Ohio 43215       Company                         private equity fund
  (new company 20 May                                                                                    investing in companies
  02)                                                                                                    for investment purposes
                                                                                                         and to create strategic
                                                                                                         opportunities for
                                                                                                         Nationwide.
  Nationwide                                  One Nationwide Plaza        Stock             Poland       The corporation is
  Towarzystwo                                 Columbus, Ohio 43215                                       authorized to engage in
  Ubezpieczen na Zycie                                                                                   the business of life
  S.A.                                                                                                   insurance and pension
                                                                                                         products in Poland.
  Nationwide Trust                            Three Nationwide           Federal                         This is a federal
  Company, FSB                                Plaza                   Incorporation                      savings bank chartered
                                              Columbus, Ohio 43215                                       by the Office of Thrift
                                                                                                         Supervision in the
                                                                                                         United States
                                                                                                         Department of the
                                                                                                         Treasury to exercise
                                                                                                         custody and fiduciary
                                                                                                         powers.
  Nationwide UK Asset   Gartmore House        One Nationwide Plaza        Stock           England &      The company acts as a
  Management Holdings,  8 Fenchurch Place     Columbus, Ohio 43215                          Wales        holding company.
  Ltd.                  London
                        EC3M4PH
                        United Kingdom
  Nationwide UK         Gartmore House        One Nationwide Plaza        Stock           England &      The company acts as a
  Holding Company, Ltd  8 Fenchurch Place     Columbus, Ohio 43215                          Wales        holding company.
                        London
                        EC3M4PH
                        United Kingdom
  Nevada Independent    1701 West Charleston  1701 West Charleston        Stock             Nevada       The corporation
  Companies --          Suite 210             Suite 210                                                  provides worker's
  Construction          Las Vegas, NV 89102   Las Vegas, NV 89102                                        compensation
                                                                                                         administrative services
                                                                                                         to Nevada employees in
                                                                                                         the construction
                                                                                                         industry.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Nevada Independent    1701 West Charleston  1701 West Charleston        Stock             Nevada       The corporation
  Companies Health and  Suite 210             Suite 210                                                  provides worker's
  Profit                Las Vegas, NV 89102   Las Vegas, NV 89102                                        compensation and
                                                                                                         administrative services
                                                                                                         to Nevada employees in
                                                                                                         the health and
                                                                                                         nonprofit Industries.
  Nevada Independent    1701 West Charleston  1701 West Charleston        Stock             Nevada       The corporation
  Companies             Suite 210             Suite 210                                                  provides worker's
  Hospitality and       Las Vegas, NV 89102   Las Vegas, NV 89102                                        compensation
  Entertainment                                                                                          administrative services
                                                                                                         to Nevada employees in
                                                                                                         the hospitality and
                                                                                                         entertainment
                                                                                                         industries.
  Nevada Independent    1701 West Charleston  1701 West Charleston        Stock             Nevada       The corporation
  Companies             Suite 210             Suite 210                                                  provides worker's
  Manufacturing,        Las Vegas, NV 89102   Las Vegas, NV 89102                                        compensation
  Transportation and                                                                                     administrative services
  Distribution                                                                                           to Nevada employees in
                                                                                                         the manufacturing,
                                                                                                         transportation and
                                                                                                         distribution
                                                                                                         industries.
  Newhouse Capital                                                  Limited Liability      Delaware      The company invests in
  Partners, LLC                                                          Company                         financial services
                                                                                                         companies that
                                                                                                         specialize in
                                                                                                         e-commerce and promote
                                                                                                         distribution of
                                                                                                         financial services.
  NEWHOUSE SPECIAL                                                  Limited Liability      Delaware      The company plans to
  SITUATIONS FUND I,                                                     Company                         own and manage
  LLC                                                                                                    Contributed Securities
                                                                                                         and to achieve long
                                                                                                         -term capital
                                                                                                         appreciation from the
                                                                                                         Contributed Securities
                                                                                                         and through investments
                                                                                                         in a portfolio of other
                                                                                                         equity investments in
                                                                                                         financial service and
                                                                                                         related companies that
                                                                                                         are considered by the
                                                                                                         Company to be
                                                                                                         undervalued.
  NFS Distributors,                           One Nationwide Plaza        Stock            Delaware      The corporation acts
  Inc.                                        Columbus, Ohio 43215                                       primarily as a holding
                                                                                                         company for Nationwide
                                                                                                         Financial Services,
                                                                                                         Inc. distribution
                                                                                                         companies.
  NFSB Investments      REGISTERED            BUSINESS                    Stock            Bermuda       The corporation buys
  Ltd. New company Jul  Cedar House           Victoria Hall                                              and sells investment
  2002                  41 Cedar Ave          11 Victoria Street                                         securities for its own
                        Hamilton HM           Hamilton HM 11                                             account in order to
                                                                                                         enhance the investment
                                                                                                         returns of its
                                                                                                         affiliates.
  NGH Luxembourg, S, A                        3 rue Nicolas Welter        Stock           Luxembourg     The company acts
                                              L 2740 Luxembourg                                          primarily as a holding
                                              Grand Duchy of                                             company for Nationwide
                                              Luxembourg                                                 Global Holdings, Inc.
                                                                                                         European operations.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  NGH Netherlands, B.V                        One Nationwide Plaza        Stock          Netherlands     The company acts as a
                                              Columbus, Ohio 43215                                       holding company for
                                                                                                         other Nationwide
                                                                                                         overseas companies.
  NGH UK, Ltd.          Gartmore House        One Nationwide Plaza        Stock         United Kingdom   The company functions
                        8 Fenchurch Place     Columbus, Ohio 43215                                       as a support company
                        London                                                                           for other Nationwide
                        EC3M4PH                                                                          overseas companies.
                        United Kingdom
  NorthPointe Capital,  101 West Big Beaver   101 West Big Beaver   Limited Liability      Delaware      The company acts as a
  LLC                   Rd, Suite 1125        Rd,                        Company                         registered investment
                        Troy, MI 48084        Suite 1125                                                 advisor.
                                              Troy, MI 48084
  PanEuroLife                                 291 route d'Arlon           Stock           Luxembourg     This Luxembourg-based
                                              BP 2408                                                    life insurance company
                                              L 1024 Luxembourg                                          provides individual
                                                                                                         life insurance
                                                                                                         primarily in the United
                                                                                                         Kingdom, Belgium and
                                                                                                         France.
  Pension Associates,                         44 East Mifflin             Stock           Wisconsin      The corporation
  Inc.                                        Street                                                     provides pension plan
                                              Madison, WI 53703                                          administration and
                                                                                                         record keeping services
                                                                                                         and pension plan
                                                                                                         compensation
                                                                                                         consulting.
  PNAM, INC.            103 Springer Bldg                                 Stock            Delaware      This is a holding
  (Provident -- Acquire 3411 Silverside Road                                                             company.
  1 Oct 02)             Wilmington, DE 19850
  Premier Agency, Inc.  5 Sierra Gate Plaza   701 Fifth Avenue            Stock              Iowa        This corporation is an
                        2d Floor              Des Moines, Iowa                                           insurance agency.
                        Roseville, CA 95678   50391
  PROVESTCO, INC.       103 Springer Bldg                                 Stock            Delaware      This is a real estate
  (Provident -- acquired 3411 Silversid Road                                                             holding company that
  1 Oct 02)             Wilmington, DE 19850                                                             serves as a general
                                                                                                         partnership in joint
                                                                                                         venture investments of
                                                                                                         NLICA.
  RCMD Financial        103 Springer Bldg                                 Stock            Delaware      This is a holding
  Services, Inc.        3411 Silversid Road                                                              company.
  (Provident -- acquired Wilmington, DE 19850
  1 Oct 02)
  Retention             One Nationwide Plaza  One Nationwide Plaza       Bermuda           Bermuda       The company will write
  Alternatives, Ltd.    Columbus, Ohio 43215  Columbus, Ohio 43215    single member                      first dollar insurance
  New Company (Jun 02)                                              limited liability                    policies in the
                                                                         company                         following lines of
                                                                                                         insurance: workers
                                                                                                         compensation, general
                                                                                                         liability and
                                                                                                         automobile liability
                                                                                                         for its affiliates in
                                                                                                         the United States.
  RF Advisors, Inc.     PO Box 12610                                      Stock          Pennsylvania    This is an inactive
  (Provident -- acquired Wilmington, DE 19850                                                            company.
  1 Oct 02)
  Riverview Agency                            98 San Jacinto Blvd         Stock             Texas        The corporation is an
                                              Suite 1100                                                 insurance agency
                                              Austin, Texas 78701                                        licensed with the Texas
                                                                                                         Department of
                                                                                                         Insurance.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Riverview             97 East River Road    97 East River Road          Stock            Delaware      This company acts as a
  International Group,  Rumson, NJ 07760      Rumson, Jew Jersey                                         broker/dealer.
  Inc. (acquired on 27                        07760
  June 02 GGAMT)
  SBSC (Thailand)                                                   Limited Liability      Thailand      This company acts as a
  Limited                                                                Company                         holding company.
  Scottsdale Indemnity  One Nationwide Plaza  8877 North Gainey           Stock              Ohio        The corporation engages
  Company               Columbus, Ohio 43215  Center Drive                                               in a general insurance
                                              Scottsdale, AZ 85258                                       business, except life
                                                                                                         insurance.
  Scottsdale Insurance  One Nationwide Plaza  8877 North Gainey           Stock              Ohio        The corporation
  Company               Columbus, Ohio 43215  Center Drive                                               primarily provides
                                              Scottsdale, AZ 85258                                       excess and surplus
                                                                                                         lines of property and
                                                                                                         casualty insurance.
  Scottsdale Surplus    8877 North Gainey     8877 North Gainey           Stock            Arizona       The corporation
  Lines Insurance       Center Drive          Center Drive                                               provides excess and
  Company               Scottsdale, AZ 85258  Scottsdale, AZ 85258                                       surplus lines coverage
                                                                                                         on a non-admitted
                                                                                                         basis.
  Siam Ar-Na-Khet                             One Nationwide Plaza  Limited Liability      Thailand      The company is a
  Company Limited                             Columbus, Ohio 43215       Company                         holding company.
  Software Development  PO Box 15851                                      Stock            Delaware      This is an inactive
  Corporation           Wilmington, DE 19810                                                             company.
  (Provident --
  acquired 1 Oct 02)
  TBG Insurance         2029 Century Park     2029 Century Park           Stock           California     The corporation markets
  Services Corporation  East                  East                                                       and administers
                        Suite 3720            Suite 3720                                                 executive benefit
                        Los Angeles, CA       Los Angeles, CA                                            plans.
                        90067                 90067
  Vertboise, SA                               One Nationwide Plaza   Public Limited       Luxembourg     The company acts as a
                                              Columbus, Ohio 43215  Liability Company                    real property holding
                                                                                                         company.
  Veterinary Pet        4176 La Palma Ave,    4176 La Palma Ave,          Stock           California     This company provides
  Insurance Company     Suite 100             Suite 100                                                  pet insurance.
                        Anaheim, CA 92807     Anaheim, CA 92807
  Veterinary Pet        4176 La Palma Ave,    4176 La Palma Ave,          Stock           California     This corporation acts
  Services, Inc.        Suite 100             Suite 100 Anaheim,                                         as a holding company.
                        Anaheim, CA 92807     CA 92807
  Villanova             1200 RIVER ROAD       1200 River Road       Limited Liability      Delaware      The purpose of the
  Securities, LLC       CONSHOHOCKEN,         Conshohocken, PA           Company                         company is to provide
                        PA 19428              19428                                                      brokerage services for
                                                                                                         block mutual fund
                                                                                                         trading for both
                                                                                                         affiliated and
                                                                                                         non-affiliated
                                                                                                         Investment advisors and
                                                                                                         perform block mutual
                                                                                                         fund trading directly
                                                                                                         with fund companies.
  Washington Square     300 Continental                                   Stock          Pennsylvania    This company provided
  Administrative        Drive                                                                            administrative services
  Services, Inc.        Newark, DE                                                                       to NLACA.
  (Provident --         19713-4399
  acquired 1 Oct 02)
  Western Heritage      6263 North            6263 North                  Stock            Arizona       The corporation
  Insurance Company     Scottsdale Road       Scottsdale Road                                            underwrites excess and
                        Suite 240             Suite 240                                                  surplus lines of
                        Scottsdale, AZ 85250  Scottsdale, AZ 85250                                       property and casualty
                                                                                                         insurance.

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                                       C-26

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                                       C-27

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                                       C-28

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                                       C-29

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                                       C-30

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                                       C-31

Item 30.  Indemnification

The By-Laws of Nationwide Life Insurance Company of America provide as follows:

                                   ARTICLE IX

            INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS

     Section 9.01. Indemnification. The Corporation shall indemnify any present, former or future Director, officer, employee or agent of the Corporation or any person who may serve or have served at its request as a Director, officer, employee, member, fiduciary, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise or association, to the extent provided in the Corporation's Articles of Incorporation.

     Section 9.02. Non-exclusivity and Supplementary Coverage. The indemnification and advancement of expenses provided for in this Article IX and the Corporation's Articles of Incorporation shall not be deemed exclusive of any other rights to which those persons seeking indemnification and advancement of expenses may be entitled under any By-Law, agreement, vote of the shareholders or disinterested Directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding that office, and shall continue as to a person who has ceased to be a Director, officer or employee and shall inure to the benefit of the heirs, executors, administrators and personal representatives of such a person; provided, however that indemnification pursuant to this Article IX and the Articles of Incorporation shall not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness. The Corporation may create a fund of any nature, which may, but need not be, under the control of a trustee, or otherwise secure or ensure in any manner its indemnification obligations.

     Section 9.03. Payment of Indemnification. An indemnified Director, officer or employee shall be entitled to indemnification within thirty days after a determination that such Director, officer or employee is so entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise as permitted under Section 1746 of the Pennsylvania Business Corporation Law of 1988, as amended, or any successor provision.

     Section 9.04. Payment of Expenses. Expenses incurred by a Director, officer or employee in defending any such action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that said Director, officer or employee is not entitled to be indemnified by the Corporation. Advancement of expenses shall be authorized by the Board of Directors.

     Section 9.05. Proceedings Initiated by a Director, Officer and Other Persons. Notwithstanding the provisions of Sections 9.01 and 9.02, the Corporation shall not indemnify a Director, officer or employee for any liability incurred in an action, suit or proceeding initiated (which shall not be deemed to include counterclaims or affirmative defenses) or participated in as an intervenor or amicus curiae by the person seeking indemnification unless such initiation of or participation in the action, suit or proceeding is authorized, either before or after its commencement, by the affirmative vote of a majority of Directors in office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriter

     (a) Other Activity. 1717 Capital Management Company ("1717") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. 1717 is also principal underwriter for Market Street Fund, for Nationwide Provident VLI Separate Account A, Nationwide Provident VA Separate Account 1, and Nationwide Provident VA Separate Account A.

     (b) Management. The following information is furnished with respect to the officers and directors of 1717:

NAME AND PRINCIPAL                 POSITIONS AND OFFICES            POSITIONS AND OFFICES
BUSINESS ADDRESS*                        WITH 1717                     WITH DEPOSITOR
------------------                 ---------------------            ---------------------

Peter D. Cuozzo..............  Director and Senior Vice        Senior Vice President
                               President
Lance A. Reihl...............  Director, President, and        N/A
                               Chief Operating Officer
Gary D. McMahan..............  Director                        Director, President and Chief
                                                               Operating Officer
James D. Benson..............  Senior Vice President           Senior Vice President and
                                                               Assistant Treasurer
Scott V. Carney..............  Senior Vice President           Senior Vice President and
                                                               Actuary
William E. Mabe***...........  Senior Vice President           Senior Vice
                                                               President-Operations
Denise Sortino***............  Senior Vice President           Senior Vice President
Thomas E. Barnes**...........  Vice President and Secretary    Vice President and Assistant
                                                               Secretary
Todd Miller..................  Treasurer                       N/A
Kathleen Walsh***............  Vice President                  Vice President

---------------
  * Principal business address is c/o Nationwide Life Insurance Company of America, 1000 Chesterbrook Boulevard, Berwyn, PA 19312-1181, unless otherwise noted.

 ** The address is One Nationwide Plaza, Columbus, Ohio 43215.

*** The address is 300 Continental Drive, Newark, Delaware 19713.

     (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

    (1)             (2)                                              (5)
  NAME OF     NET UNDERWRITING         (3)             (4)
 PRINCIPAL     DISCOUNTS AND     COMPENSATION ON    BROKERAGE
UNDERWRITER     COMMISSIONS        REDEMPTION      COMMISSIONS   COMPENSATION
-----------   ----------------   ---------------   -----------   ------------
 1717               N/A               None             N/A           N/A

Item 32.  Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by Nationwide Life Insurance Company of America at 300 Continental Drive, Newark, DE 19713 or at 1000 Chesterbrook Boulevard, Berwyn, PA 19312-1181.

Item 33.  Management Services

All management contracts are discussed in Part A or Part B.

Item 34.  Fee Representation

Nationwide Life Insurance Company of America hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Nationwide Life Insurance Company of America.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Nationwide Provident VLI Separate Account 1 and Nationwide Life Insurance Company of America have duly caused this post-effective amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Berwyn and Commonwealth of Pennsylvania, on the 17th day of February, 2003.

                                     NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

                                                      (REGISTRANT)

                                        By: NATIONWIDE LIFE INSURANCE COMPANY OF
                                                                         AMERICA
                                                    (DEPOSITOR)


            Attest: /s/ KATHERINE DEPERI                                By: /s/ GARY D. MCMAHAN
   -----------------------------------------------        ---------------------------------------------------
                  Katherine DePeri                                          Gary D. McMahan
                                                                       Director, President, and
                                                                        Chief Operating Officer

NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
                                                         (DEPOSITOR)

            Attest: /s/ KATHERINE DEPERI                                By: /s/ GARY D. MCMAHAN
   -----------------------------------------------        ---------------------------------------------------
                  Katherine DePeri                                          Gary D. McMahan
                                                                       Director, President, and
                                                                        Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities indicated on February 17, 2003.

                     SIGNATURES                                                  TITLE
                     ----------                                                  -----

                 /s/ GARY D. MCMAHAN                     Director, President, and Chief Operating Officer
-----------------------------------------------------      (Principal Executive Officer)
                   Gary D. McMahan

                 /s/ JAMES D. BENSON                     Senior Vice President and Assistant Treasurer
-----------------------------------------------------      (Principal Financial Officer/Principal Accounting
                   James D. Benson                         Officer)

                          *                              Director, Chairperson of the Board, and Chief
-----------------------------------------------------      Executive Officer
                   W.G. Jurgensen

                          *                              Director and Vice Chairperson of the Board
-----------------------------------------------------
                  Joseph J. Gasper

                          *                              Director
-----------------------------------------------------
                  Richard A. Karas

                          *                              Director
-----------------------------------------------------
                  Robert A. Rosholt

                          *                              Director, Senior Vice President, and Assistant
-----------------------------------------------------      Treasurer
                  Mark A. Thresher

             * By: /s/ KATHERINE DEPERI
  -------------------------------------------------
                  Katherine DePeri
                  Attorney-In-Fact
            Pursuant to Power of Attorney